        March 31, 2002                                      ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SunAmerica Core Bond Fund (NAIBX)
SunAmerica U.S. Government Securities Fund (SGTAX)
SunAmerica GNMA Fund (GNMAX)
SunAmerica Strategic Bond Fund (SDIAX)
SunAmerica High Yield Bond Fund (SHNAX)
SunAmerica Tax Exempt Insured Fund (STEAX)

                        Table of Contents
--------------------------------------------------------------------------------

               INCOME MARKET REVIEW AND OUTLOOK.............  2
               INCOME FUNDS PORTFOLIO REVIEW................  4
               STATEMENT OF ASSETS AND LIABILITIES.......... 17
               STATEMENT OF OPERATIONS...................... 19
               STATEMENT OF CHANGES IN NET ASSETS........... 21
               FINANCIAL HIGHLIGHTS......................... 24
               PORTFOLIO OF INVESTMENTS..................... 30
               NOTES TO FINANCIAL STATEMENTS................ 62

        SunAmerica Income Funds Annual Report
--------------------------------------------------------------------------------

The AIG SunAmerica Income Funds Investment Professionals

Rob Vanden Assem           Jeff Gary                  Brian Tesseyman
Hutch Bryan                Steve Guterman             Brian Wiese
Michael Cheah              Rich Mercante

Dear Shareholders:

We have enhanced the AIG SunAmerica Income Funds in many advantageous ways this past annual period. American International Group (AIG) merged with American General, which bought about the integration of American General's North American Funds into the AIG SunAmerica Family of Funds. We welcome our new shareholders, and believe that the merger will be beneficial for all our valued investors. The addition of former American General investment professionals to the AIG SunAmerica team has resulted in a tremendous increase in the breadth of resources available to our company. Through this merger, the AIG SunAmerica Mutual Funds benefit from increased depth of research capabilities as well as an expanded network of seasoned investment managers.

The other greatly welcome news is that economic recovery in the United States is decidedly underway. At the conclusion of its recent March 19th Federal Open Market Committee meeting, Federal Reserve policy makers stated that economic risks had become more balanced after having been weighted more toward weakness during 2001. The question we are currently faced with is, how strong will this recovery be?

Market Review

Thus far in 2002 the fixed income market has gravitated away from fears of a "double-dip" recession toward worrying that the strength of the recovery will cause the Fed to put a damper on growth. Currently, the markets are caught between the reality of an economic recovery and the potential for Federal Reserve tightening.

Although Federal Reserve policy makers have expressed optimism regarding the economic recovery, Fed Chairman Greenspan has stressed the uncertainty of final demand with respect to new inventories. Presently, the creation of new corporate inventories is the driving force behind the economic recovery, in the wake of a long glut that has since largely abated. However, if final demand proves weak, the recovery, which already is expected to be mild, may be further impacted.

Whether the economy actually experienced a true recession in 2001 may be debated for years to come. This is because the technical definition of a recession requires two successive quarters of negative GDP, and the United States experienced only one such negative quarter in the third quarter of 2001. Nonetheless, it suffices to note that the events in the latter part of 2001 caused considerable economic dislocation, affecting productivity, employment levels and the performance of the financial markets substantially.

Although the fourth quarter witnessed a setback for fixed income securities, most notably higher quality issues, bond funds outperformed equity funds for the second consecutive year in 2001. The average taxable bond fund returned

--------------------------------------------------------------------------------

5.13% in 2001, while the average U.S. diversified stock fund returned -10.89%. Investors continued to display a flight to quality attitude, pouring $84.5 billion into taxable bond funds last year, more than double the investment in stock funds over the same period.

In the first calendar quarter of 2002, the Federal Reserve's shift to a balanced outlook in terms of risks to the economy exerted pressure on interest rates and precipitated a sell-off in the Treasury market. The investment grade sector posted average returns in the first three months of the new year versus its counterparts. The main drag on performance in this segment of the fixed income market was the negative event risk surrounding certain credits. Going forward, we believe the volatility attached to such names should subside and lead to outperformance in most of these credits. Conversely, higher quality and cyclical names which have enjoyed an excellent run recently will likely underperform, because the advantageous economic conditions are already priced into the market. The high yield market posted mixed results in January and February, but delivered a notable return in March. This performance was driven by strong equity markets, increased optimism about economic growth and solid cash inflows into the high yield market.

Market Outlook

Although the economy does indeed appear to be finally turning the corner, we remain cautious, specifically with regard to the fragility of both the consumer and Corporate America moving forward. The tax rebates, lower energy prices and mortgage refinancing that had been the driving forces behind consumer strength have disappeared. Meanwhile, Corporate America has turned its resources away from capital spending, choosing instead to try to focus on repairing balance sheets.

Once inventories are replenished, we believe growth will begin to moderate from the 5.8% real GDP that we saw in the first quarter, to a lower level that warrants maintaining an accommodative federal funds rate. Looking forward, we also see headwinds in the form of less mortgage refinancing, slower monetary growth and increasing oil prices, all of which could put a damper on consumer spending, slowing the recovery. An added concern is the current turbulence in the Middle East, which could escalate. The fixed income market undoubtedly will experience volatility going forward, as it continues to assimilate the events of the recent past, including the economic effects of September 11th.

--------
Past performance is no guarantee of future results.

        SunAmerica Core Bond Fund
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Managers: Rich Mercante and Rob Vanden Assem

For the annual period ended March 31, 2002, the SunAmerica Core Bond Fund Class A returned 3.05%. The Fund's peer class, the Lipper Corporate Debt A Funds Category, returned 3.82% during the same time frame.* (Returns do not reflect the impact of sales charges.)

During the time that you have been responsible for the Fund, how did you manage the portfolio?

Rich Mercante: Since we assumed management responsibility of the Fund five months ago, our comments reflect that period only. The SunAmerica Core Bond Fund is comprised primarily of U.S. government securities, corporate bonds and foreign securities. In November of 2001, AIG Global Investment Corp.'s investment management team took over this fund as a result of the North American Funds-SunAmerica Mutual Funds merger. Since that time, we have focused on bringing the holdings within the portfolio more in line with the Lehman Aggregate Index, the Fund's benchmark. To achieve this, we have concentrated on bottom-up security selection for new bonds coming into the portfolio, with an emphasis on credit analysis. We also have increased diversification broadly, achieving approximately a 1% weighting per name in the credit segment of the portfolio.

In order to be more nimble under changing market conditions, we also have augmented the liquidity of the portfolio. Currently, bonds are in a very steep yield curve environment. With the economy rebounding, it is likely that the curve will flatten. Given these conditions, we have implemented a "barbell" approach for the portfolio, purchasing long and short-term bonds, while avoiding intermediate-term bonds, in order to boost portfolio returns amid current market conditions.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Rob Vanden Assem: Recently, we have reduced the portfolio's exposure to mortgage-backed securities and directed those assets to the government and credit sectors. Our move to a barbell configuration has entailed buying some longer-term Treasury and agency issues, as well as some shorter-term Treasury and agency issues. In the credit sector, aside from reducing position sizes and adding liquidity, we've been active in the new issues market. We've also invested in some telecom and energy issues that we believe are poised for rebound. In telecom, we have purchased bonds issued by WorldCom Inc., Qwest Communications and Sprint. Within the energy sector, we have bought Williams Co. and NRG, which is majority owned by Excel. At the same time, we have been selling bonds that appear to have reached their full potential, with a bent towards diversification. To achieve this, we have sold portions of our larger positions so that their overall percentage weight within the portfolio will be reduced.

--------
* According to Lipper Inc., SunAmerica Core Bond Fund (Class A) ranked 143 out of 189 Corporate Debt Funds A Rated for the 1 year ending 3/31/02. The Fund ranked 92 out of 119 Corporate Debt Funds for the 5 years ending 3/31/02. The Fund ranked 41 out of 44 Corporate Debt Funds for the 10 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


What is your investment outlook for the remainder of 2002?

Rich Mercante: Overall, we feel that the worst of the economic and credit cycles are behind us. However, the market may grow at a more tepid pace than previously expected, with volatility in the short term because certain markets appear to have priced in a rapid economic rebound that has not yet fully come to pass. Nonetheless, we have seen quite a rebound across the board since the terrorist attacks on September 11th. The travel and leisure industries were particularly hard hit by those events, but towards the end of 2001, it appeared that the broad market was poised for a strong first quarter. Enron's collapse, however, and the accounting issues that subsequently were raised led to underperformance, notably in the telecom and energy sectors.

Rob Vanden Assem: Going forward, with the economic rebound upon us and the expectation of a flattening yield curve, we expect to see a convergence trade occur with respect to certain types of securities. We believe some of the higher quality and cyclical companies, which have increased markedly in value following September 11, have become fully priced. Conversely, other companies, especially some affected by accounting concerns, have been oversold. Over the next few months, we expect to see some of the companies that have appreciated rapidly give ground. On the other hand, we expect some companies and sectors that have been prematurely distressed due to Enron-related accounting concerns to regain some ground.

Rich Mercante: We also think the mortgage-backed securities market is poised to perform well with very favorable supply/demand balance right now. Issuance is expected to be rather light, which should bolster spreads in those securities. Conversely, given the likelihood that the Fed will eventually raise rates, we think that the Treasury market, which performed well last year, is likely to be the laggard this year. Long term, with the worst behind us, we believe the current market offers good opportunities with respect to owning credit.

                     Average Annual Returns as of 3/31/02

                                                      Return Since
                                                       Inception
                                    1 yr  5 yr  10 yr    5/1/91
                                   ------ ----- ----- ------------
             A Shares
              At Net Asset Value..  3.05% 5.79% 6.13%    6.54%
             A Shares With
              Maximum Sales Charge -1.86% 4.77% 5.61%    6.07%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        SunAmerica U.S. Government Securities Fund
--------------------------------------------------------------------------------


Lead Portfolio Manager: Michael Cheah

For the annual period ended March 31, 2002, the SunAmerica U.S. Government Securities Fund Class A returned 3.25% closely tracking the Fund's peer class, the Lipper U.S. Government Funds Category, which returned 3.78% during the same time frame.* (Returns do not reflect the impact of sales charges.)

In addition, the SunAmerica U.S. Government Securities Fund maintains an impressive longer-term track record of performance. For the three years ended 3/31/02 the fund's return of 17.78% outpaced an average 16.58% return, ranking the Fund in the top 36.00% of its Lipper peer group.*

How did you manage the portfolio over the past annual period?

Michael Cheah: This past year, we bought bonds that were of generally longer duration in comparison to our benchmark. This strategy worked well when interest rates declined from April to October of 2001, providing good performance during that period. However, from November 2001 through March 2002, the Fund underperformed based on this positioning. Our lack of exposure to lower credit paper also hurt the Fund's performance, as corporate and lower credit bonds performed very well during this period.

What is your investment outlook for the remainder of 2002?

Michael Cheah: In the first quarter of 2002, Federal Reserve policy makers, more optimistic of U.S. recovery, dropped their view that weak growth is the biggest threat to the economy. Citing a strengthening economy, sparked by a marked swing in inventory investment, the Committee stated that for the foreseeable future the risks of price stability and sustainable economic growth are currently well balanced.

However, in order to avoid sounding overly upbeat, Federal Reserve Chairman Alan Greenspan stressed the uncertainty of final demand and its importance to the continued strength of the economy. We are also quite concerned, specifically with the fragility of both the consumer and Corporate America moving forward. Gone are the tax rebates, lower energy prices and mortgage refinancing that were the driving forces behind consumer strength.

Meanwhile, Corporate America has turned its resources away from capital spending, choosing instead to try and focus on repairing balance sheets. Therefore, once inventories are replenished, we believe growth will begin to moderate from the 5.8% real GDP in the first quarter to a level that warrants maintaining an accommodating federal


--------
* According to Lipper Inc., SunAmerica U.S. Government Securities Fund (Class
  A) ranked 116 out of 170 General U.S. Government Funds for the 1 year ending 3/31/02. The Fund ranked 81 out of 125 General U.S. Government Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------

funds rate. This means that the Federal Reserve will have ample opportunity to delay raising interest rates. As market conditions have generally priced in more than 1% of rate increases by year-end, interest rates are likely to be locked in a trading range over the next few months.

                     Average Annual Returns as of 3/31/02

                                                               Return
                                                                Since
                                                              Inception
                                                  1 yr  5 yr  10/01/93
                                                 ------ ----- ---------
        A Shares At Net Asset Value.............  3.25% 6.26%   5.63%
        A Shares With Maximum Sales Charge...... -1.61% 5.22%   5.03%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        SunAmerica GNMA Fund
--------------------------------------------------------------------------------

Lead Portfolio Manager: Michael Cheah

For the annual period ended March 31, 2002, the SunAmerica GNMA Fund Class A returned 4.45%. The Fund's peer class, the Lipper GNMA Category, returned 5.36% during the same time frame.* (Returns do not reflect the impact of sales charges.)

While the Fund underperformed its peer class for the annual period, it is important to note that the SunAmerica GNMA Fund retains a stellar long-term track record. Outpacing the Lipper GNMA Category on both a three- and five-year basis, the Fund returned 44.27% for the five years ended 3/31/02, besting the 38.87% average return of its peers and ranking the top-performing fund in its class.*

How did you manage the portfolio over the past annual period?

Michael Cheah: During 2001, we overweighted the portfolio in lower coupon 6% GNMAs relative to our benchmark, investing more aggressively than our peers. Although 6% GNMAs are more volatile than other GNMA issues, we believe this particular weighting within the portfolio presents a better risk/reward profile for our shareholders. Although the pick-up in yield is less for the lower coupon securities, the risk of prepayment is significantly lower compared to higher coupon papers.

What is your investment outlook for the remainder of 2002?

Michael Cheah: In the first quarter of 2002, Federal Reserve policy makers noted a marked swing in inventory investment by corporations and dropped their view that weak growth is the biggest threat to the economy. More optimistic of U.S. recovery in light of the strengthening economy, the Committee stated that for the foreseeable future, the risks of price stability and sustainable economic growth are currently well balanced.

In order to avoid sounding overly buoyant, however, Federal Reserve Chairman Alan Greenspan emphasized the uncertainty of final demand and its importance to the continued strength of the economy. In addition to the question relating to final demand, we are also quite concerned about the consumer and Corporate America moving forward. In earlier months, tax rebates, lower energy prices and mortgage refinancing played a strong role in driving consumer activity. The effects of these forces have since slowed, and they are no longer propelling the economy to the extent that they once did.


--------
* According to Lipper Inc., SunAmerica GNMA Fund (Class A) ranked 53 out of 64 GNMA Funds for the 1 year ending 3/31/02. The Fund ranked 1 out of 40 GNMA Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


Meanwhile, rather than allocating assets towards capital spending, Corporate America has instead chosen to focus on repairing balance sheets. Therefore, once inventories are replenished, we believe growth will begin to moderate from the 5.8% real GDP in the first quarter to a level that warrants maintaining an accommodating federal funds rate. This means that the Federal Reserve will have ample opportunity to delay raising interest rates. As market conditions have generally priced in more than 1% of rate increases by year-end, interest rates are likely to be locked in a trading range over the next few months.


                      Average Annual Returns as of 3/31/02
                                                      Return
                                                       Since
                                                     Inception
                                         1 yr  5 yr  10/11/93
                                        ------ ----- ---------
                  A Shares
                   At Net Asset Value..  4.45% 7.61%   6.74%
                  A Shares With
                   Maximum Sales Charge -0.48% 6.56%   6.13%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        SunAmerica Strategic Bond Fund
        (formerly SunAmerica Diversified Income Fund)
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Steve Guterman

For the annual period ended March 31, 2002, the SunAmerica Strategic Bond Fund Class A returned 4.43%. The Fund's peer class, the Lipper Multi-Sector Income Fund returned 2.53% during the same time frame.* (Returns do not reflect the impact of sales charge.)

During the time that you have been responsible for the Fund, how did you manage the portfolio?

Steve Guterman: Since we assumed management responsibility of the Fund five months ago, our comments reflect that period only. In November of 2001, the North American Strategic Income Fund merged with the SunAmerica Diversified Income Fund to become the SunAmerica Strategic Bond Fund. This Fund participates in fixed income opportunities in the United States and throughout the world. Its goal is to provide investors with higher returns than those of a standard Lehman Aggregate U.S. investment grade bond portfolio while managing the risks associated with this effort. The Fund invests in four separate fixed income markets which have low correlation to each other: U.S. investment grade bonds (consisting of Treasury and agency issues, mortgage-backed securities and investment grade corporate bonds), high yield bonds, emerging market bonds and non-U.S.-dollar bonds issued by large, developed countries.

In terms of portfolio strategy over the last year, we have allocated about 35% to 45% of the portfolio to high yield bonds, with strong emphasis on individual issue selection and diversification. Our goal in this market has been to focus our investments in B and double B rated bonds. Our second largest position consists of investment grade securities, which comprise about one-third of the portfolio. The remainder of the portfolio is invested in international bonds.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Steve Guterman: In the investment grade bond category, we have been buying several of the more highly rated securities in the five-year maturity range. In the high yield category, we purchased Crown Cork & Seal Inc. The bonds of this company were recently downgraded from investment grade to high yield, creating what we refer to as a "fallen angel." Such companies can be fundamentally sound despite having fallen on hard times recently. Since our purchase, improvements in the company's underlying creditworthiness have led to substantial gains.

--------
* According to Lipper Inc., SunAmerica Strategic Bond Fund (Class A) ranked 36 out of 128 Multi-Sector Income Funds for the 1 year ending 3/31/02. The Fund ranked 22 out of 79 Multi-Sector Income Funds for the 5 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


In November 2001, when the North American Strategic Income Fund merged with the SunAmerica Diversified Income Fund, to become the SunAmerica Strategic Bond Fund, the portfolio was underweighted in emerging market debt. Since that time, we have gradually been increasing the percentage of emerging market debt in this portfolio to between 15% to 20% of the total portfolio. Recently, we bought debt issued by Venezuela, based on the premise that the market overreacted to the recent events surrounding President Chavez. Oil prices in Venezuela were low at the time of our purchase, reducing our risk potential with respect to that key consideration.

Additionally, about 5% of the portfolio now consists of positions we have recently taken in Australian and Canadian dollar bonds. The U.S. dollar has been strong relative to the currencies of these countries, both of which are viewed as commodity countries. The slowing global economy in 2001 and the continued weakness in both currencies has lead to a situation in which purchasing parity between these countries and the U.S. is far from normal ranges. Canadian dollars are inexpensive. The same can be said for Australian dollars. We currently seek to capitalize on that imbalance.

What is your investment outlook for the remainder of 2002?

Steve Guterman: We have been very happy with the response of the U.S. economy to a very tough period. The resiliency of the country in the wake of September 11th was truly amazing. Barring extreme flare-ups in the Middle East, which could cause considerable economic dislocation here and elsewhere, the United States now appears to be at the beginning of a slow, but steady, recovery. We believe that the strength of the U.S. economy will help pull the world out of its economic slump, which will be good for both high yield bonds and the emerging market debt portion of this portfolio. Furthermore, our expectation is that over the next 6 to 12 months, we will see that high yield defaults have peaked. Once the market recognizes that, we expect to see improvements in high yield bond prices. Economic recovery on the global front also bodes well for the debt of emerging countries. Overall, we would also like to note that this portfolio is well positioned to benefit from interest rates remaining the same or increasing, since many of the individual components of this portfolio are less interest rate sensitive than other types of bond portfolios.

                     Average Annual Returns as of 3/31/02

                                                      Return
                                                       Since
                                                     Inception
                                         1 yr  5 yr   11/1/93
                                        ------ ----- ---------
                  A Shares
                   At Net Asset Value..  4.43% 4.57%   5.87%
                  A Shares With
                   Maximum Sales Charge -0.52% 3.56%   5.26%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        SunAmerica High Yield Bond Fund
        (formerly SunAmerica High Income Fund)
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Jeff Gary

For the year ended March 31, 2002, the SunAmerica High Yield Bond Fund Class A returned -1.87%. The Fund's peer class, the Lipper High Current Yield Funds Category, returned -0.94% during the same time frame.* (Returns do not reflect the impact of sales charges.)

During the time that you have been responsible for the Fund, how did you manage the portfolio?

Jeff Gary: Since we assumed management responsibility of the Fund five months ago, our comments reflect that period only. We focused on restructuring the Fund to benefit from a substantial increase in resources dedicated to the management of the portfolio. In November 2001, the SunAmerica High Income Fund merged with the North American High Yield Bond Fund to create the SunAmerica High Yield Bond Fund as a result of AIG SunAmerica's acquisition of American General. I was the portfolio manager for the North American fund, which was managed by the American General High Yield Team. After the merger, the American General team was retained, and five professionals from SunAmerica's team were added. As a result, the number of high yield analysts dedicated to the Fund grew to over twenty. This increased breadth and depth of team has enabled us to capture investment opportunities more quickly as well as to invest in more industries and companies. An example of this increased diversification, our top 25 positions, as a percentage of the portfolio, have dropped by more than 25% and are currently spread across a wider variety of sectors. In addition, since November we have restructured the Fund, significantly reducing the risk of the overall portfolio by investing in bonds with higher quality credit ratings and prices, which should reduce the volatility of the portfolio. While this has resulted in a lower dividend yield, we believe it better positions the portfolio for a more optimal mix of return and risk.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Jeff Gary: We purchased bonds of Continental Airlines, a cyclical sector position, bonds of Magnum Hunter, an energy sector position, and bonds of Ainsworth Lumber, a paper/forest products company in the commodities sector. In the utilities sector, we bought Calpine and Northern Natural Gas. We also purchased bonds in three media/broadcast companies, Transwestern, Emmis Communications and Young Broadcasting.

--------
* According to Lipper Inc., SunAmerica High Yield Bond Fund (Class A) ranked 243 out of 391 High Current Yield Funds for the 1 year ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


These investments reflect our intent to take advantage of growth in those sectors that we expect to benefit most significantly from economic recovery going forward and to capture opportunities in sectors with solid catalysts. Purchases in commodity and cyclical sectors should benefit from increased GDP growth, while those in the media/broadcast sector should benefit from the changes in the regulations concerning media ownership, which are currently less restrictive than in the past. We believe these recent changes will spur more M&A activity in this sector. Additionally, due to the risks associated with investing in telecommunications and European cable companies, we substantially reduced our exposure to these sectors last year.

What is your investment outlook for the remainder of 2002?

Jeff Gary: From a macroeconomic standpoint, while we believe economic growth will increase in 2002, we are cautious on the magnitude and timing of GDP growth. We believe that the Fed will increase interest rates by the end of the year, therefore we want to be positioned in high single B credit quality names, which have less Treasury sensitivity than double B rated bonds. At the same time, we have been careful to select names that can take advantage of some economic growth. The portfolio is structured so that in the event of average to strong economic growth, 20 to 25% of the bonds in the portfolio will have the potential to benefit more than other bonds in the portfolio. However, the remaining 75 to 80% of the portfolio's bonds have been selected to provide current income at relatively stable valuations in an environment of slower-than-anticipated economic growth. It is our strategy to slightly outperform our peers in up markets, while hopefully significantly outperforming our peers in down markets.

                     Average Annual Returns as of 3/31/02

                                                     Return
                                                      Since
                                                    Inception
                                         1 yr  5 yr  11/1/98
                                        ------ ---- ---------
                  A Shares
                   At Net Asset Value.. -1.87% N/A    0.51%
                  A Shares With
                   Maximum Sales Charge -6.49% N/A   -0.91%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        SunAmerica Tax Exempt Insured Fund
--------------------------------------------------------------------------------
        Subadvised by AIG Global Investment Corp.

Lead Portfolio Manager: Hutch Bryan

For the annual period ended March 31, 2002, the SunAmerica Tax Exempt Insured Fund Class A returned 1.70%. The Fund's peer class, the Lipper Insured Muni Debt Funds Category, returned 2.60% during the same time frame.* (Returns do not reflect the impact of sales charges.)

How did you manage the portfolio over the past annual period?

Hutch Bryan: In November, 2001 the North American Municipal Bond Fund was merged with the SunAmerica Tax Exempt Insured Fund, resulting in a larger portfolio with more holdings. Over the past year, compared to historical averages, the municipal yield curve has been very steep. In light of this, we have been working to extend the duration of the bonds in the fund, purchasing municipals in the steeper part of the curve, specifically those in the 15 to 20 year maturity range. We have been selling smaller blocks of municipal bonds, particularly those maturing in less than 10 years, and moving into three to five million dollar blocks.

A third strategy we have undertaken has been to improve the call structure of the portfolio. Since bonds with longer call dates hold their value better, we have been selling bonds callable in five, six and seven years at relatively attractive levels, replacing them with bonds that either have a 10-year call feature or with bonds that are entirely non-callable.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

Hutch Bryan: We have been selling general market paper issued by states such as Texas, Illinois and Washington while awaiting the issuance of new, higher coupon specialty state paper from New York and California. The Fund's increased holdings in these states will strengthen the portfolio through the purchase of predominantly insured paper with high credit quality. In the interim, we have invested the cash resulting from sales of general market paper into tax-free money market instruments. Demand for municipal securities is strong in New York and California due to high state income taxes, making these markets two of the nation's largest and most liquid. For instance, New York is expected to issue $14 billion in municipal bonds on behalf of the Metropolitan Transit Authority. The California Department of Water will issue $12.5 billion in municipal energy bonds prior to year-end.

--------
* According to Lipper Inc., SunAmerica Tax Exempt Insured Fund (Class A) ranked 45 out of 48 Insured Municipal Debt Funds for the 1 year ending 3/31/02. The Fund ranked 27 out of 41 Insured Municipal Debt Funds for the 5 years ending 3/31/02. The Fund ranked 18 out of 18 Insured Municipal Debt Funds for the 10 years ending 3/31/02. Ranking is based on total returns and does not take into account sales charges and fees.

--------------------------------------------------------------------------------


What is your investment outlook for the remainder of 2002?

Hutch Bryan: The manner in which we have repositioned the portfolio reflects our expectation that the unusually steep yield curve of the past year will begin to flatten as the economy moves further into recovery. Short-term interest rates, in particular, may rise in the coming months if the Fed believes that the U.S. economy has stabilized adequately after a very difficult period of uncertainty. Currently, the Fed has adopted a neutral policy bias, and it is possible that the Fed could nudge short-term rates higher during their summer meetings. More specifically with respect to municipals, we expect a substantial increase in a wide variety of municipal bonds to reach the market near term, as issuers seek to take advantage of current low rates. This increase in supply should enable us to select high quality municipal paper at attractive yields.

                     Average Annual Returns as of 3/31/02


                                                         Return
                                                          Since
                                                        Inception
                                      1 yr  5 yr  10 yr 11/22/85
                                     ------ ----- ----- ---------
               A Shares
                At Net Asset Value..  1.70% 4.98% 5.21%   6.10%
               A Shares With
                Maximum Sales Charge -3.14% 3.96% 4.70%   5.79%

                    Past performance is no guarantee of future results. Index performance is hypothetical and is not indicative of any mutual fund investment. The performance data does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------


If you would like additional information:

      [_] Call FastFacts--Call our 24 hour automated account and fund information hotline at 800-654-4760.

      [_] Visit SunAmerica on the World Wide Web. Visit our site at www.sunamericafunds.com for more up-to-date information.

                            SunAmerica Mutual Funds
                            thanks you for your continued support.

      SunAmerica Income Funds
      STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2002
--------------------------------------------------------------------------------

                                             Core      U.S. Government     GNMA        Strategic     High Yield    Tax Exempt
                                           Bond Fund   Securities Fund     Fund        Bond Fund     Bond Fund    Insured Fund
                                         ------------  --------------- ------------  ------------  -------------  ------------
ASSETS:
Investment securities, at value*........ $311,740,571   $229,802,053   $239,924,100  $ 75,275,792  $ 188,830,964  $86,767,690
Short-term securities*..................   15,000,000             --             --            --             --    9,700,000
Repurchase agreements (cost equals
 market)................................    6,428,000     19,741,000     20,866,000            --     18,764,000           --
Cash....................................           87             --            700     2,325,755             14           --
Foreign currency........................           --             --             --        22,204             --           --
Interest and dividends receivable.......    3,044,733      1,887,578      1,339,160     1,662,958      4,972,756    1,246,896
Receivable for shares of beneficial
 interest sold..........................      515,862      1,264,850      2,199,951       402,233        509,123       45,359
Receivable due from Adviser.............       18,969         19,098         73,187            --          4,640          936
Receivable for investments sold.........    3,427,478         18,178             --       291,419        762,277           --
Prepaid expenses........................           --             83            875         2,388          6,818          244
                                         ------------   ------------   ------------  ------------  -------------  -----------
 Total assets...........................  340,175,700    252,732,840    264,403,973    79,982,749    213,850,592   97,761,125
                                         ------------   ------------   ------------  ------------  -------------  -----------
LIABILITIES:
Payable for investments purchased.......    4,249,192     11,770,599     17,724,787            --      2,544,943           --
Payable for shares of beneficial
 interest redeemed......................    3,617,702      1,271,841        947,515       152,161        405,199      144,710
Dividends payable.......................      909,942        443,693        470,608       204,354        888,362      145,855
Accrued expenses........................      124,058        305,682        159,282       117,859        189,283      131,000
Investment advisory and management
 fees payable...........................      171,016        131,476         95,589        43,904        129,668       41,925
Distribution and service maintenance
 fees payable...........................       12,101        100,375        140,525        46,169         90,208       41,828
Due to custodian........................           --          7,227             --            --             --           --
                                         ------------   ------------   ------------  ------------  -------------  -----------
 Total liabilities......................    9,084,011     14,030,893     19,538,306       564,447      4,247,663      505,318
                                         ------------   ------------   ------------  ------------  -------------  -----------
   Net assets........................... $331,091,689   $238,701,947   $244,865,667  $ 79,418,302  $ 209,602,929  $97,255,807
                                         ============   ============   ============  ============  =============  ===========
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.01 par
 value.................................. $    337,166   $    271,322   $    226,938  $    264,445  $     507,379  $    76,484
Paid-in capital.........................  345,825,757    265,952,502    249,906,750   141,624,168    346,158,892   94,824,470
                                         ------------   ------------   ------------  ------------  -------------  -----------
                                          346,162,923    266,223,824    250,133,688   141,888,613    346,666,271   94,900,954
Accumulated undistributed net
 investment income (loss)...............      356,816       (486,483)          (806)     (719,598)    (1,416,093)      63,958
Accumulated net realized gain (loss) on
 investments, futures, options and
 foreign currency.......................   (9,064,274)   (24,690,974)    (1,784,394)  (55,935,441)  (117,136,072)    (389,708)
Net unrealized appreciation
 (depreciation) on investments..........   (6,363,776)    (2,344,420)    (3,482,821)   (5,815,453)   (18,511,177)   2,680,603
Net unrealized depreciation on foreign
 currency, and other assets and
 liabilities............................           --             --             --           181             --           --
                                         ------------   ------------   ------------  ------------  -------------  -----------
   Net assets........................... $331,091,689   $238,701,947   $244,865,667  $ 79,418,302  $ 209,602,929  $97,255,807
                                         ============   ============   ============  ============  =============  ===========
*Identified cost
 Investment securities.................. $318,104,347   $232,146,473   $243,406,921  $ 81,091,245  $ 207,342,142  $84,087,087
                                         ============   ============   ============  ============  =============  ===========
 Short-term securities.................. $ 15,000,000   $         --   $         --  $         --  $          --  $ 9,700,000
                                         ============   ============   ============  ============  =============  ===========

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                            Core      U.S. Government     GNMA      Strategic  High Yield   Tax Exempt
                                          Bond Fund   Securities Fund     Fund      Bond Fund  Bond Fund   Insured Fund
                                         ------------ --------------- ------------ ----------- ----------- ------------
Class A (unlimited shares authorized):
Net assets.............................. $  5,311,552  $187,615,342   $118,440,354 $35,364,737 $59,075,249 $75,070,936
Shares of beneficial interest issued
 and outstanding........................      541,133    21,325,502     10,992,994  11,783,371  14,316,216   5,903,911
Net asset value and redemption price
 per share.............................. $       9.82  $       8.80   $      10.77 $      3.00 $      4.13 $     12.72
Maximum sales charge (4.75% of offering
 price).................................         0.49          0.44           0.54        0.15        0.21        0.63
                                         ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public........ $      10.31  $       9.24   $      11.31 $      3.15 $      4.34 $     13.35
                                         ============  ============   ============ =========== =========== ===========
Class B (unlimited shares authorized):
Net assets.............................. $  3,220,266  $ 38,877,569   $ 90,011,136 $26,891,881 $67,598,385 $18,089,488
Shares of beneficial interest issued
 and outstanding........................      329,160     4,418,273      8,332,862   8,961,752  16,357,028   1,422,458
Net asset value and offering price per
 share*................................. $       9.78  $       8.80   $      10.80 $      3.00 $      4.13 $     12.72
                                         ============  ============   ============ =========== =========== ===========
Class II (unlimited shares authorized):
Net assets.............................. $  3,771,806  $ 12,209,036   $ 36,257,520 $14,289,462 $20,670,229 $ 4,095,383
Shares of beneficial interest issued
 and outstanding........................      385,320     1,388,442      3,353,449   4,742,518   4,985,998     322,032
Net asset value per share*.............. $       9.79  $       8.79   $      10.81 $      3.01 $      4.15 $     12.72
Maximum sales charge (1.00% of offering
 price).................................         0.10          0.09           0.11        0.03        0.04        0.13
                                         ------------  ------------   ------------ ----------- ----------- -----------
Maximum offering price to public........ $       9.89  $       8.88   $      10.92 $      3.04 $      4.19 $     12.85
                                         ============  ============   ============ =========== =========== ===========
Class I (unlimited shares authorized):
Net assets.............................. $ 21,707,284  $         --   $     51,019 $ 2,872,222 $    13,948 $        --
Shares of beneficial interest issued
 and outstanding........................    2,209,478            --          4,730     956,861       3,384          --
Net asset value, offering and
 redemption price per share*............ $       9.82  $         --   $      10.79 $      3.00 $      4.12 $        --
                                         ============  ============   ============ =========== =========== ===========
Class Z (unlimited shares authorized):
Net assets.............................. $297,080,781  $         --   $         -- $        -- $62,245,118 $        --
Shares of beneficial interest issued
 and outstanding........................   30,251,498            --             --          --  15,075,254          --
Net asset value, offering and
 redemption price per share............. $       9.82  $         --   $         -- $        -- $      4.13 $        --
                                         ============  ============   ============ =========== =========== ===========
Class X (unlimited shares authorized):
Net assets.............................. $         --  $         --   $    105,638 $        -- $        -- $        --
Shares of beneficial interest issued
 and outstanding........................           --            --          9,794          --          --          --
Net asset value, offering and
 redemption price per share............. $         --  $         --   $      10.79 $        -- $        -- $        --
                                         ============  ============   ============ =========== =========== ===========

--------
* Redemption price per share is equal to net asset value less any applicable sales charge.

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                    Core            U.S. Government     GNMA
                                                                 Bond Fund          Securities Fund     Fund
                                                         -------------------------  --------------- -----------
                                                            For the
                                                          five months    For the        For the       For the
                                                             ended     year ended     year ended     year ended
                                                           March 31,   October 31,     March 31,     March 31,
                                                             2002*        2001*          2002           2002
                                                         ------------  -----------  --------------- -----------
INVESTMENT INCOME:
Income:
 Interest............................................... $  8,379,434  $23,241,540    $12,107,413   $10,913,457
 Mortgage dollar roll income............................      724,240    1,568,815             --            --
 Dividends..............................................          313        1,250             --            --
                                                         ------------  -----------    -----------   -----------
   Total Investment Income..............................    9,103,987   24,811,605     12,107,413    10,913,457
                                                         ------------  -----------    -----------   -----------
Expenses:
 Investment advisory and management fees................      852,149    2,030,057      1,545,901       914,208
 Distribution and service maintenance fees (Class A)....        7,446       16,262        619,997       352,219
 Distribution and service maintenance fees (Class B)....       15,007       47,597        345,402       665,845
 Distribution and service maintenance fees (Class II)+..       15,787       33,296         72,302       275,251
 Distribution and service maintenance fees (Class X)....           --           --             --           192
 Service fees (Class I).................................       23,496       55,046             --            --
 Transfer agent fees and expenses (Class A).............        6,536        5,607        433,653       234,514
 Transfer agent fees and expenses (Class B).............        4,607        5,475         87,957       155,242
 Transfer agent fees and expenses (Class II)+...........        4,849       28,846         23,549        64,825
 Transfer agent fees and expenses (Class I).............       28,835      356,813             --            --
 Transfer agent fees and expenses (Class Z)+............       64,565           --             --            --
 Transfer agent fees and expenses (Class X).............           --           --             --           269
 Accounting/administration expenses.....................           --      341,701             --            --
 Custodian fees and expenses............................       55,138      233,439        102,810        99,645
 Printing expense.......................................       21,943       82,209         61,315        24,525
 Audit and tax fees.....................................       13,300      216,626         36,550        37,045
 Trustees' fees and expenses............................        3,828       16,683          3,727         1,876
 Legal fees and expenses................................        5,083       15,313             --            --
 Registration fees (Class A)............................        4,012        2,876         34,954        39,042
 Registration fees (Class B)............................        4,802        2,936         15,435        30,586
 Registration fees (Class II)+..........................        5,106        2,057         10,603        18,622
 Registration fees (Class I)............................       12,530       13,414             --            --
 Registration fees (Class Z)+...........................       56,260      195,149             --            --
 Registration fees (Class X)............................           --           --             --         1,382
 Insurance expense......................................          177        5,521          1,018           401
 Miscellaneous expenses.................................        8,840       40,854         17,534        17,761
                                                         ------------  -----------    -----------   -----------
   Total expenses before reimbursements and custody
    credits.............................................    1,214,296    3,747,777      3,412,707     2,933,450
   Expenses reimbursed by investment adviser............      (52,739)    (127,278)       (21,149)     (372,417)
   Custody credits earned on cash balances..............          (86)        (712)       (10,658)      (20,475)
                                                         ------------  -----------    -----------   -----------
   Net expenses.........................................    1,161,471    3,619,787      3,380,900     2,540,558
                                                         ------------  -----------    -----------   -----------
Net investment income...................................    7,942,516   21,191,818      8,726,513     8,372,899
                                                         ------------  -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments.................      566,137    9,371,745       (131,172)    2,419,180
Net realized gain on futures contracts..................           --           --             --            --
Net realized foreign exchange gain (loss) on other
 assets and liabilities.................................           --           --             --            --
Net change in unrealized appreciation (depreciation)
 on investments.........................................  (17,713,553)  13,844,059     (2,577,545)   (4,626,830)
Net change in unrealized appreciation (depreciation)
 on foreign currency and other assets and liabilities...           --           --             --            --
                                                         ------------  -----------    -----------   -----------
Net realized and unrealized gain (loss) on investments..  (17,147,416)  23,215,804     (2,708,717)   (2,207,650)
                                                         ------------  -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................. $ (9,204,900) $44,407,622    $ 6,017,796   $ 6,165,249
                                                         ============  ===========    ===========   ===========

--------
* See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.
See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF OPERATIONS -- (continued)
--------------------------------------------------------------------------------

                                                                                   Strategic                 High Yield
                                                                                   Bond Fund                  Bond Fund
                                                                           ------------------------  --------------------------
                                                                             For the                    For the
                                                                           five months    For the     five months     For the
                                                                              ended     year ended       ended      year ended
                                                                            March 31,   October 31,    March 31,    October 31,
                                                                              2002*        2001*         2002*         2001*
                                                                           -----------  -----------  ------------  ------------
INVESTMENT INCOME:
Income:
  Interest................................................................ $ 2,851,641  $ 3,700,483  $  8,006,393  $  7,829,238
  Mortgage dollar roll income.............................................       9,330        1,523            --            --
  Dividends...............................................................     104,242       49,974       431,625       101,250
                                                                           -----------  -----------  ------------  ------------
   Total Investment Income................................................   2,965,213    3,751,980     8,438,018     7,930,488
                                                                           -----------  -----------  ------------  ------------
Expenses:
  Investment advisory and management fees.................................     202,538      264,911       577,864       565,423
  Distribution and service maintenance fees (Class A).....................      46,632       25,756        65,341         1,757
  Distribution and service maintenance fees (Class B).....................     106,178      129,818       247,745        25,062
  Distribution and service maintenance fees (Class II)+...................      57,855      122,492        74,421        14,342
  Service fees (Class I)..................................................       2,952        6,829           405         4,944
  Transfer agent fees and expenses (Class A)..............................      36,366       26,464        48,575         1,152
  Transfer agent fees and expenses (Class B)..............................      27,130       44,289        62,094         5,416
  Transfer agent fees and expenses (Class II)+............................      16,101       52,564        18,717       124,333
  Transfer agent fees and expenses (Class I)..............................       3,631           --           564         4,780
  Transfer agent fees and expenses (Class Z)+.............................          --           --        18,877            --
  Accounting/administration expenses......................................          --       27,078            --        65,007
  Custodian fees and expenses.............................................      30,085       14,812        38,475        40,022
  Printing expense........................................................      10,377        7,808        13,497        15,527
  Audit and tax fees......................................................      12,566       17,961        12,577        40,943
  Trustees' fees and expenses.............................................         398          676         2,384         1,684
  Legal fees and expenses.................................................          60        3,233         4,640         2,462
  Registration fees (Class A).............................................       9,637        4,692         5,619           314
  Registration fees (Class B).............................................      11,527        8,513         7,042         1,554
  Registration fees (Class II)+...........................................      10,426        7,926         5,953           910
  Registration fees (Class I).............................................       3,239        1,754         4,679         1,228
  Registration fees (Class Z)+............................................          --           --         6,608        38,185
  Insurance expense.......................................................          98        2,058           294           938
  Miscellaneous expenses..................................................       1,583        9,847         3,903        10,367
                                                                           -----------  -----------  ------------  ------------
   Total expenses before reimbursements and custody credits...............     589,379      779,481     1,220,274       966,350
   Expenses reimbursed by investment adviser..............................      (8,037)     (62,283)      (13,523)     (123,149)
   Custody credits earned on cash balances................................      (7,808)      (3,711)      (10,787)       (5,626)
                                                                           -----------  -----------  ------------  ------------
   Net expenses...........................................................     573,534      713,487     1,195,964       837,575
                                                                           -----------  -----------  ------------  ------------
Net investment income.....................................................   2,391,679    3,038,493     7,242,054     7,092,913
                                                                           -----------  -----------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...................................  (4,228,388)  (2,286,351)  (21,117,664)  (10,215,530)
Net realized gain on futures contracts....................................          --           --            --            --
Net realized foreign exchange gain (loss) on other assets and liabilities.    (478,470)     (49,427)           --            --
Net change in unrealized appreciation (depreciation) on investments.......   3,795,121    1,337,414    15,109,441     1,831,284
Net change in unrealized appreciation to foreign currency and other assets
 and liabilities..........................................................         582       30,086            --            --
                                                                           -----------  -----------  ------------  ------------
Net realized and unrealized loss on investments...........................    (911,155)    (968,278)   (6,008,223)   (8,384,246)
                                                                           -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................................... $ 1,480,524  $ 2,070,215  $  1,233,831  $ (1,291,333)
                                                                           ===========  ===========  ============  ============

                                                                            Tax Exempt
                                                                           Insured Fund
                                                                           ------------

                                                                             For the
                                                                            year ended
                                                                            March 31,
                                                                               2002
                                                                           ------------
INVESTMENT INCOME:
Income:
  Interest................................................................ $ 4,841,927
  Mortgage dollar roll income.............................................          --
  Dividends...............................................................          --
                                                                           -----------
   Total Investment Income................................................   4,841,927
                                                                           -----------
Expenses:
  Investment advisory and management fees.................................     461,408
  Distribution and service maintenance fees (Class A).....................     260,207
  Distribution and service maintenance fees (Class B).....................     154,376
  Distribution and service maintenance fees (Class II)+...................      24,988
  Service fees (Class I)..................................................          --
  Transfer agent fees and expenses (Class A)..............................     171,221
  Transfer agent fees and expenses (Class B)..............................      37,414
  Transfer agent fees and expenses (Class II)+............................       8,257
  Transfer agent fees and expenses (Class I)..............................          --
  Transfer agent fees and expenses (Class Z)+.............................          --
  Accounting/administration expenses......................................          --
  Custodian fees and expenses.............................................      68,736
  Printing expense........................................................      17,370
  Audit and tax fees......................................................      39,090
  Trustees' fees and expenses.............................................       1,627
  Legal fees and expenses.................................................          --
  Registration fees (Class A).............................................      37,699
  Registration fees (Class B).............................................      22,040
  Registration fees (Class II)+...........................................      13,440
  Registration fees (Class I).............................................          --
  Registration fees (Class Z)+............................................          --
  Insurance expense.......................................................         441
  Miscellaneous expenses..................................................      12,749
                                                                           -----------
   Total expenses before reimbursements and custody credits...............   1,331,063
   Expenses reimbursed by investment adviser..............................     (13,996)
   Custody credits earned on cash balances................................      (6,731)
                                                                           -----------
   Net expenses...........................................................   1,310,336
                                                                           -----------
Net investment income.....................................................   3,531,591
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...................................   2,111,656
Net realized gain on futures contracts....................................      76,029
Net realized foreign exchange gain (loss) on other assets and liabilities.          --
Net change in unrealized appreciation (depreciation) on investments.......  (4,757,868)
Net change in unrealized appreciation to foreign currency and other assets
 and liabilities..........................................................          --
                                                                           -----------
Net realized and unrealized loss on investments...........................  (2,570,183)
                                                                           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................................... $   961,408
                                                                           ===========

--------
* See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Core Bond Fund               U.S. Government Securities Fund
                                                        ----------------------------------------  ------------------------------
                                                           For the
                                                         five months  For the year  For the year  For the year    For the year
                                                            ended        ended         ended         ended           ended
                                                          March 31,   October 31,   October 31,    March 31,       March 31,
                                                            2002*        2001*         2000*          2002            2001
                                                        ------------  ------------  ------------  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income................................. $  7,942,516  $ 21,191,818  $  7,055,205  $  8,726,513    $  9,684,764
 Net realized gain (loss) on investments...............      566,137     9,371,745    (6,875,365)     (131,172)      6,314,865
 Net realized foreign exchange gain (loss) on other
   assets and liabilities..............................           --            --            --            --              --
 Net change in unrealized appreciation (depreciation)
   on investments......................................  (17,713,553)   13,844,059     5,847,043    (2,577,545)      6,463,195
 Net change in unrealized appreciation (depreciation)
   on foreign currency and other assets and liabilities           --            --            --            --              --
                                                        ------------  ------------  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations............................................   (9,204,900)   44,407,622     6,026,883     6,017,796      22,462,824
                                                        ------------  ------------  ------------   ------------    ------------

Dividends and distributions to shareholders:
 From net investment income (Class A)..................      (95,154)     (228,774)     (207,981)   (7,859,518)     (8,268,497)
 From net investment income (Class B)..................      (57,351)     (227,022)     (243,095)   (1,287,085)     (1,375,572)
 From net investment income (Class II)+................      (60,887)     (139,629)     (192,049)     (260,972)        (63,325)
 From net investment income (Class I)..................     (427,363)   (1,126,968)     (348,474)           --              --
 From net investment income (Class Z)+.................   (6,379,198)  (17,433,677)   (5,963,986)           --              --
 From net realized gain on investments (Class A).......           --            --            --            --              --
 From net realized gain on investments (Class B).......           --            --            --            --              --
 From net realized gain on investments (Class II)+.....           --            --            --            --              --
 From net realized gain on investments (Class I).......           --            --            --            --              --
 From net realized gain on investments (Class Z)+......           --            --            --            --              --
 In excess of net investment income (Class A)..........           --        (3,894)       (4,740)           --              --
 In excess of net investment income (Class B)..........           --        (3,864)       (5,541)           --              --
 In excess of net investment income (Class II)+........           --      (299,087)     (140,311)           --              --
 In excess of net investment income (Class I)..........           --       (19,180)       (7,943)           --              --
 Return of capital (Class A)...........................           --            --       (23,205)           --              --
 Return of capital (Class B)...........................           --            --       (27,123)           --              --
 Return of capital (Class II)+.........................           --            --      (686,840)           --              --
 Return of capital (Class I)...........................           --            --       (38,880)           --              --
                                                        ------------  ------------  ------------   ------------    ------------
Total dividends and distributions to shareholders......   (7,019,953)  (19,482,095)   (7,890,168)   (9,407,575)     (9,707,394)
                                                        ------------  ------------  ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)...................  (15,921,211)  (11,073,776)  338,854,539    37,179,711      (1,999,081)
                                                        ------------  ------------  ------------   ------------    ------------
Total increase (decrease) in net assets................  (32,146,064)   13,851,751   336,991,254    33,789,932      10,756,349

NET ASSETS:
Beginning of period....................................  363,237,753   349,386,002    12,394,748   204,912,015     194,155,666
                                                        ------------  ------------  ------------   ------------    ------------
End of period.......................................... $331,091,689  $363,237,753  $349,386,002  $238,701,947    $204,912,015
                                                        ============  ============  ============   ============    ============
Undistributed net investment income (loss)............. $    356,816  $    (15,527) $   (509,240) $   (486,483)   $     60,202
                                                        ============  ============  ============   ============    ============

--------
* See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                              GNMA Fund                       Strategic Bond Fund
                     --------------------------  ---------------------------------------------
                     For the year  For the year  For the five months For the year For the year
                        ended         ended             ended           ended        ended
                      March 31,     March 31,         March 31,      October 31,  October 31,
                         2002          2001             2002*           2001*        2000*
                     ------------  ------------  ------------------- ------------ ------------
INCREASE (DECREASE)
 IN NET ASSETS:
Operations:
 Net investment
   income........... $  8,372,899  $  4,452,220      $ 2,391,679     $ 3,038,493  $  3,480,059
 Net realized gain
   (loss) on
   investments......    2,419,180     3,310,228       (4,228,388)     (2,286,351)   (3,322,029)
 Net realized gain
   (loss) on
   futures contracts           --            --               --              --            --
 Net realized
   foreign exchange
   loss on other
   assets and
   liabilities......           --            --         (478,470)        (49,427)     (340,136)
 Net change in
   unrealized
   appreciation
   (depreciation)
   on investments...   (4,626,830)    2,169,409        3,795,121       1,337,414     7,259,822
 Net change in
   unrealized
   appreciation
   (depreciation)
   on foreign
   currency and
   other assets and
   liabilities......           --            --              582          30,086       (26,116)
                     ------------  ------------      -----------     -----------  ------------
Net increase
 (decrease) in net
 assets resulting
 from operations....    6,165,249     9,931,857        1,480,524       2,070,215     7,051,600
                     ------------  ------------      -----------     -----------  ------------

Dividends and
 distributions to
 shareholders:
 From net
   investment
   income (Class A).   (4,655,852)   (3,047,437)      (1,185,734)       (664,338)     (563,766)
 From net
   investment
   income (Class B).   (2,645,799)   (1,173,371)        (888,017)     (1,079,453)   (1,257,549)
 From net
   investment
   income (Class
   II)+.............   (1,092,382)     (212,769)        (488,301)     (1,022,493)   (1,150,833)
 From net
   investment
   income (Class I).       (2,438)           --         (111,960)       (249,619)      (58,485)
 From net
   investment
   income (Class X).         (168)           --               --              --            --
 From net realized
   gain on
   investments
   (Class A)........   (3,254,217)      (33,425)              --              --            --
 From net realized
   gain on
   investments
   (Class B)........   (2,325,251)      (14,094)              --              --            --
 From net realized
   gain on
   investments
   (Class II)+......     (927,809)       (2,481)              --              --            --
 From net realized
   gain on
   investments
   (Class I)........         (707)           --               --              --            --
 From net realized
   gain on
   investments
   (Class Z)........           --            --               --              --            --
 In excess of net
   investment
   income (Class A).           --            --               --              --       (24,282)
 In excess of net
   investment
   income (Class B).           --            --               --              --       (54,164)
 In excess of net
   investment
   income (Class
   II)+.............           --            --               --              --       (49,567)
 In excess of net
   investment
   income (Class I).           --            --               --              --        (2,519)
 Return of capital
   (Class A)........           --            --               --              --       (78,951)
 Return of capital
   (Class B)........           --            --               --              --      (176,110)
 Return of capital
   (Class II)+......           --            --               --              --      (161,165)
 Return of capital
   (Class I)........           --            --               --              --        (8,190)
                     ------------  ------------      -----------     -----------  ------------
Total dividends and
 distributions to
 shareholders.......  (14,904,623)   (4,483,577)      (2,674,012)     (3,015,903)   (3,585,581)
                     ------------  ------------      -----------     -----------  ------------
Net increase
 (decrease) in net
 assets resulting
 from capital share
 transactions (Note
 7).................  127,472,109    52,747,853       47,898,021      (3,602,500)  (17,290,100)
                     ------------  ------------      -----------     -----------  ------------
Total increase        118,732,735    58,196,133       46,704,533      (4,548,188)
 (decrease) in net
 assets.............                                                               (13,824,081)

NET ASSETS:
Beginning of period.  126,132,932    67,936,799       32,713,769      37,261,957    51,086,038
                     ------------  ------------      -----------     -----------  ------------
End of period....... $244,865,667  $126,132,932      $79,418,302     $32,713,769  $ 37,261,957
                     ============  ============      ===========     ===========  ============
Undistributed net
 investment income
 (loss)............. $       (806) $    (38,529)     $  (719,598)    $   (42,006) $      1,756
                     ============  ============      ===========     ===========  ============

--------
* See Note 2.
+ The Class C shares were converted to Class II shares on November 16, 2001.

See Notes to Financial Statements.

      SunAmerica Income Funds
      STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                                                                  High Yield Bond Fund            Tax Exempt Insured Fund
                                                        ---------------------------------------  ------------------------
                                                           For the
                                                         five months  For the year  For the year   For the      For the
                                                            ended        ended         ended      year ended   year ended
                                                          March 31,   October 31,   October 31,   March 31,    March 31,
                                                            2002*        2001*         2000*         2002         2001
                                                        ------------  ------------  ------------ -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income................................. $  7,242,054  $  7,092,913  $ 6,741,510  $ 3,531,591  $ 3,614,069
 Net realized gain (loss) on investments...............  (21,117,664)  (10,215,530)  (3,080,092)   2,111,656      542,824
 Net realized gain on futures contracts................           --            --           --       76,029       15,412
 Net realized foreign exchange loss on other assets
   and liabilities.....................................           --            --         (132)          --           --
 Net change in unrealized appreciation(depreciation)
   on investments......................................   15,109,441     1,831,284   (3,547,402)  (4,757,868)   3,771,709
 Net change in unrealized appreciation (depreciation)
   on foreign currency and other assets and liabilities           --            --           --           --           --
                                                        ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
operations.............................................    1,233,831    (1,291,333)     113,884      961,408    7,944,014
                                                        ------------  ------------  -----------  -----------  -----------

Dividends to shareholders:
 From net investment income (Class A)..................   (1,984,914)      (50,183)     (19,839)  (2,979,694)  (3,085,389)
 From net investment income (Class B)..................   (2,417,790)     (236,249)    (108,244)    (502,818)    (546,982)
 From net investment income (Class II)+................     (721,178)     (133,223)      (6,579)     (80,490)     (22,709)
 From net investment income (Class I)..................      (22,531)     (201,028)      (1,395)          --           --
 From net investment income(Class Z)+..................   (2,988,915)   (6,579,260)  (6,393,004)          --           --
 From net realized gain on investments (Class A).......           --            --           --           --           --
 From net realized gain on investments (Class B).......           --            --           --           --           --
 From net realized gain on Investments (Class II)+.....           --            --           --           --           --
 From net realized gain on Investments (Class I).......           --            --           --           --           --
 From net realized gain on Investments (Class Z).......           --            --           --           --           --
 In excess of net investment income (Class A)..........           --            --           --           --           --
 In excess of net investment income (Class B)..........           --            --           --           --           --
 In excess of net investment income (Class II)+........           --            --           --           --           --
 In excess of net investment income (Class I)..........           --            --           --           --           --
 Return of Capital (Class A)...........................           --            --           --           --           --
 Return of Capital (Class B)...........................           --            --           --           --           --
 Return of Capital (Class II)+.........................           --            --           --           --           --
 Return of Capital (Class I)...........................           --            --           --           --           --
                                                        ------------  ------------  -----------  -----------  -----------
Total dividends and distributions to shareholders......   (8,135,328)   (7,199,943)  (6,529,061)  (3,563,002)  (3,655,080)
                                                        ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
 capital share transactions (Note 7)...................  146,084,842    13,770,624    8,349,306   10,440,631     (368,732)
                                                        ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in net assets................  139,183,345     5,279,348    1,934,129    7,839,037    3,920,202

NET ASSETS:
Beginning of period....................................   70,419,584    65,140,236   63,206,107   89,416,770   85,496,568
                                                        ------------  ------------  -----------  -----------  -----------
End of period.......................................... $209,602,929  $ 70,419,584  $65,140,236  $97,255,807  $89,416,770
                                                        ============  ============  ===========  ===========  ===========
Undistributed net investment income (loss)............. $ (1,416,093) $    139,968  $  (719,545) $    63,958  $    28,741
                                                        ============  ============  ===========  ===========  ===========

--------
* See Note 2.
+ The Class C shares were converted to Class II shares and Class II shares were redesignated as Class Z shares on November 16, 2001.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         CORE BOND FUND
                                                                         --------------
                                         Net gain
                  Net Asset             (loss) on                         Distributions                                   Net
                   Value,              investments             Dividends  in excess of                                  Assets,
                  beginning    Net        (both     Total from  from net       net                 Net Asset            end of
                     of     investment realized and investment investment  investment   Returns of Value, end   Total   period
  Period Ended     period   income(1)  unrealized)  operations   income      income      capital   of period  Return(2) (000's)
----------------- --------- ---------- ------------ ---------- ---------- ------------- ---------- ---------- --------- --------

                                                                             Class A
                                                                             -------
11/01/96-10/31/97  $10.34     $0.67       $ 0.18      $ 0.85     $(0.67)     $   --       $   --     $10.52      8.57%  $  7,110
11/01/97-10/31/98   10.52      0.68         0.10        0.78      (0.67)         --           --      10.63      7.63      6,730
11/01/98-10/31/99   10.63      0.66        (0.77)      (0.11)     (0.67)         --           --       9.85     (1.08)     3,507
11/01/99-10/31/00    9.85      0.62        (0.21)       0.41      (0.59)      (0.01)       (0.06)      9.60      4.35      3,858
11/01/00-10/31/01    9.60      0.55         0.65        1.20      (0.51)         --           --      10.29     12.85      5,901
11/01/01-3/31/02#   10.29      0.20        (0.48)      (0.28)     (0.19)         --           --       9.82     (2.77)     5,312

                                                                             Class B
                                                                             -------
11/01/96-10/31/97  $10.33     $0.60       $ 0.20      $ 0.80     $(0.61)     $   --       $   --     $10.52      8.05%  $  4,613
11/01/97-10/31/98   10.52      0.61         0.10        0.71      (0.61)         --           --      10.62      6.93      4,845
11/01/98-10/31/99   10.62      0.59        (0.75)      (0.16)     (0.61)         --           --       9.85     (1.56)     4,295
11/01/99-10/31/00    9.85      0.58        (0.24)       0.34      (0.54)      (0.01)       (0.05)      9.59      3.70      4,937
11/01/00-10/31/01    9.59      0.48         0.64        1.12      (0.45)         --           --      10.26     11.93      6,444
11/01/01-3/31/02#   10.26      0.17        (0.49)      (0.32)     (0.16)         --           --       9.78     (3.14)     3,220

                                                                            Class II*
                                                                            ---------
11/01/96-10/31/97  $10.33     $0.60       $ 0.20      $ 0.80     $(0.61)     $   --       $   --     $10.52      8.05%  $  6,109
11/01/97-10/31/98   10.52      0.61         0.10        0.71      (0.61)         --           --      10.62      6.93      5,532
11/01/98-10/31/99   10.62      0.59        (0.75)      (0.16)     (0.61)         --           --       9.85     (1.56)     4,593
11/01/99-10/31/00    9.85      0.57        (0.23)       0.34      (0.54)      (0.01)       (0.05)      9.59      3.70      2,778
11/01/00-10/31/01    9.59      0.48         0.64        1.12      (0.45)         --           --      10.26     11.93      4,541
11/01/01-3/31/02#   10.26      0.18        (0.49)      (0.31)     (0.16)         --           --       9.79     (3.04)     3,772

                                                                             Class I
                                                                             -------
7/10/00-10/31/00@  $ 9.65     $0.19       $(0.02)     $ 0.17     $(0.18)     $   --       $(0.02)    $ 9.62      1.85%  $ 19,971
11/01/00-10/31/01    9.62      0.57         0.65        1.22      (0.52)         --           --      10.32     13.01     22,782
11/01/01-3/31/02#   10.32      0.21        (0.52)      (0.31)     (0.19)         --           --       9.82     (3.01)    21,707

                                                                            Class Z*
                                                                            --------
7/10/00-10/31/00@  $ 9.64     $0.19       $(0.03)     $ 0.16     $(0.18)     $   --       $(0.02)    $ 9.60      1.81%  $317,842
11/01/00-10/31/01    9.60      0.59         0.65        1.24      (0.55)         --           --      10.29     13.37    323,570
11/01/01-3/31/02#   10.29      0.21        (0.47)      (0.26)     (0.21)         --           --       9.82     (2.57)   297,081


                                  Ratio of
                                    net
                   Ratio of      investment
                  expenses to    income to
                    average       average       Portfolio
  Period Ended    net assets     net assets     Turnover
----------------- -----------    ----------     ---------



11/01/96-10/31/97    1.25%(4)       6.54%(4)        65%
11/01/97-10/31/98    1.25(4)        6.45(4)         48
11/01/98-10/31/99    1.25(4)        4.77(4)         43
11/01/99-10/31/00    1.29(4)        6.45(4)         94
11/01/00-10/31/01    1.31(4)        5.51(4)        215
11/01/01-3/31/02#    1.33(3)(4)     5.03(3)(4)      94



11/01/96-10/31/97    1.90%(4)       5.89%(4)        65%
11/01/97-10/31/98    1.90(4)        5.81(4)         48
11/01/98-10/31/99    1.90(4)        5.71(4)         43
11/01/99-10/31/00    1.95(4)        5.95(4)         94
11/01/00-10/31/01    1.97(4)        4.88(4)        215
11/01/01-3/31/02#    1.98(3)(4)     4.36(3)(4)      94



11/01/96-10/31/97    1.90%(4)       5.89%(4)        65%
11/01/97-10/31/98    1.90(4)        5.81(4)         48
11/01/98-10/31/99    1.90(4)        5.70(4)         43
11/01/99-10/31/00    1.95(4)        5.84(4)         94
11/01/00-10/31/01    1.97(4)        4.79(4)        215
11/01/01-3/31/02#    1.98(3)(4)     4.39(3)(4)      94



7/10/00-10/31/00@    1.16%(3)       6.18%(3)        94%
11/01/00-10/31/01    1.22(4)        5.68(4)        215
11/01/01-3/31/02#    1.23(3)(4)     5.12(3)(4)      94



7/10/00-10/31/00@    0.95%(3)(4)    6.39%(3)(4)     94%
11/01/00-10/31/01    0.97(4)        5.97(4)        215
11/01/01-3/31/02#    0.74(3)(4)     5.62(3)(4)      94

                        -------------------------------
--------
* In conjunction with the reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z. See Note 2 for further discussion.
@   Inception of class.
#   See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) Net of the following expense reimbursements (based on average net assets):

                        10/31/97 10/31/98 10/31/99 10/31/00  10/31/01 3/31/02(3)
                        -------- -------- -------- --------  -------- ----------
Core Bond Fund Class A.   0.37%    0.29%    0.45%    0.49%     0.04%     0.19%
Core Bond Fund Class B.   0.43     0.30     0.49     0.50      0.03      0.32
Core Bond Fund Class II   0.39     0.30     0.48     0.54      0.04      0.32
Core Bond Fund Class I.     --       --       --       --      0.03      0.13
Core Bond Fund Class Z.     --       --       --     0.01(3)   0.03      0.02

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                     U.S. GOVERNMENT SECURITIES FUND
                                                     -------------------------------
                                          Net gain
                   Net Asset             (loss) on                                                Net
                    Value,              investments             Dividends                       Assets,   Ratio of
                   beginning    Net        (both     Total from  from net  Net Asset            end of   expenses to
                      of     investment realized and investment investment Value, end   Total   period     average
  Period Ended      period   income(1)  unrealized)  operations   income   of period  Return(2) (000's)  net assets
-----------------  --------- ---------- ------------ ---------- ---------- ---------- --------- -------- -----------
                                                                 Class A
                                                                 -------
3/31/98...........   $8.35     $0.58       $ 0.21      $0.79      $(0.48)    $8.66       9.62%  $ 97,496    1.63%
3/31/99...........    8.66      0.49        (0.07)      0.42       (0.43)     8.65       4.91    135,734    1.50
3/31/00...........    8.65      0.44        (0.37)      0.07       (0.41)     8.31       0.89    150,975    1.51(4)
3/31/01...........    8.31      0.45         0.60       1.05       (0.45)     8.91      13.06    169,524    1.49(4)
3/31/02...........    8.91      0.37(5)     (0.08)      0.29       (0.40)     8.80       3.25    187,615    1.42(4)
                                                                 Class B
                                                                 -------
3/31/98...........   $8.36     $0.52       $ 0.20      $0.72      $(0.42)    $8.66       8.80%  $207,950    2.26%
3/31/99...........    8.66      0.45        (0.09)      0.36       (0.37)     8.65       4.25    113,521    2.15
3/31/00...........    8.65      0.40        (0.38)      0.02       (0.36)     8.31       0.23     42,273    2.18(4)
3/31/01...........    8.31      0.39         0.61       1.00       (0.40)     8.91      12.29     32,085    2.17(4)
3/31/02...........    8.91      0.31(5)     (0.08)      0.23       (0.34)     8.80       2.55     38,878    2.09(4)
                                                                 Class II
                                                                 --------
6/01/99-3/31/00@..   $8.49     $0.31       $(0.20)     $0.11      $(0.28)    $8.32       1.30%  $    907    2.20%(3)(4)
3/31/01...........    8.32      0.37         0.61       0.98       (0.39)     8.91      12.10      3,303    2.20(4)
3/31/02...........    8.91      0.29(5)     (0.09)      0.20       (0.32)     8.79       2.40     12,209    2.10(4)


                    Ratio of
                      net
                   investment
                   income to
                    average       Portfolio
  Period Ended     net assets     Turnover
-----------------  ----------     ---------


3/31/98...........    6.73%           229%
3/31/99...........    5.72            291
3/31/00...........    5.33(4)         717
3/31/01...........    5.27(4)       1,561
3/31/02...........    4.12(5)         570


3/31/98...........    6.11%           229%
3/31/99...........    5.10            291
3/31/00...........    4.69(4)         717
3/31/01...........    4.59(4)       1,561
3/31/02...........    3.42(4)(5)      570


6/01/99-3/31/00@..    4.50%(3)(4)     717%
3/31/01...........    4.48(4)       1,561
3/31/02...........    3.33(4)(5)      570

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                                                   3/31/00  3/31/01 3/31/02
                                                   -------  ------- -------
     U.S. Government Securities Fund Class B......    --%      --%   0.01%
     U.S. Government Securities Fund Class II.....  0.86(3)  1.18    0.16

(5) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.11% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                   GNMA FUND
                                   ---------

                                         Net gain
                  Net Asset             (loss) on
                   Value,              investments             Dividends  Distributions
                  beginning    Net        (both     Total from  from net    from net                  Net Asset
                     of     investment realized and investment investment   realized        Total     Value, end   Total
  Period Ended     period   income(1)  unrealized)  operations   income       gains     distributions of period  Return(2)
----------------- --------- ---------- ------------ ---------- ---------- ------------- ------------- ---------- ---------
                                                                              Class A
                                                                              -------
3/31/98..........  $10.39     $0.62       $ 0.63      $1.25      $(0.59)     $(0.02)       $(0.61)      $11.03     12.29%
3/31/99..........   11.03      0.57         0.11       0.68       (0.53)      (0.50)        (1.03)       10.68      6.21
3/31/00..........   10.68      0.53        (0.29)      0.24       (0.50)         --         (0.50)       10.42      2.40
3/31/01..........   10.42      0.61         0.72       1.33       (0.62)      (0.01)        (0.63)       11.12     13.10
3/31/02..........   11.12      0.51(6)     (0.03)      0.48       (0.51)      (0.32)        (0.83)       10.77      4.45
                                                                              Class B
                                                                              -------
3/31/98..........  $10.42     $0.55       $ 0.63      $1.18      $(0.52)     $(0.02)       $(0.54)      $11.06     11.54%
3/31/99..........   11.06      0.50         0.12       0.62       (0.46)      (0.50)        (0.96)       10.72      5.63
3/31/00..........   10.72      0.46        (0.30)      0.16       (0.44)         --         (0.44)       10.44      1.55
3/31/01..........   10.44      0.53         0.74       1.27       (0.55)      (0.01)        (0.56)       11.15     12.45
3/31/02..........   11.15      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.80      3.78

                                                                              Class II
                                                                              --------
6/01/99-3/31/00@.  $10.52     $0.37       $(0.09)     $0.28      $(0.34)     $   --        $(0.34)      $10.46      2.72%
3/31/01..........   10.46      0.49         0.77       1.26       (0.55)      (0.01)        (0.56)       11.16     12.33
3/31/02..........   11.16      0.44(6)     (0.03)      0.41       (0.44)      (0.32)        (0.76)       10.81      3.78
                                                                              Class I
                                                                              -------
11/16/01-3/31/02@  $11.27     $1.18(6)    $(1.15)     $0.03      $(0.19)     $(0.32)       $(0.51)      $10.79      0.31%
                                                                              Class X
                                                                              -------
3/19/02-3/31/02@.  $10.80     $0.02(6)    $(0.01)     $0.01      $(0.02)     $   --        $(0.02)      $10.79      0.08%

                                                 Ratio of
                    Net                            net
                  Assets,    Ratio of           investment
                  end of    expenses to         income to
                  period      average            average          Portfolio
  Period Ended    (000's)   net assets          net assets        Turnover
----------------- -------- -----------       ----------           ---------


3/31/98.......... $ 31,628    1.47%             5.75%                529%
3/31/99..........   35,809    1.41              5.19                 456
3/31/00..........   44,155    1.37(5)           5.06(5)              910
3/31/01..........   72,092    0.99(5)           5.78(5)              833
3/31/02..........  118,440    0.99(4)(5)        4.61(4)(5)(6)        537


3/31/98.......... $ 18,837    2.13%             5.09%                529%
3/31/99..........   26,061    2.07              4.53                 456
3/31/00..........   22,376    2.03(5)           4.41(5)              910
3/31/01..........   38,190    1.64(5)           5.11(5)              833
3/31/02..........   90,011    1.64(4)(5)        3.96(4)(5)(6)        537



6/01/99-3/31/00@. $  1,406    2.10%(3)(5)       4.34%(3)(5)          910%
3/31/01..........   15,851    1.64(5)           4.99(5)              833
3/31/02..........   36,258    1.64(4)(5)        3.96(4)(5)(6)        537


11/16/01-3/31/02@ $     51    0.89%(3)(4)(5)    4.81%(3)(4)(5)(6)    537%


3/19/02-3/31/02@. $    106    0.89%(3)(4)(5)    3.84%(3)(4)(5)(6)    537%

--------
@ Inception of class.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Annualized.
(4) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for Class A, Class B and Class II, respectively, which are net of custody credits of 0.01% for Class A, Class B, and Class II or waivers/reimbursements if applicable. Custody credits for Class I and X are less than 0.01%.
(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

                                                  3/31/00  3/31/01 3/31/02
                                                  -------  ------- -------
    GNMA Fund Class A............................   -- %    0.30%    0.19%
    GNMA Fund Class B............................    --     0.33     0.19
    GNMA Fund Class II...........................  1.98(3)  0.62     0.21
    GNMA Fund Class I............................    --       --     2.00(3)
    GNMA Fund Class X............................    --       --    56.17(3)

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share on all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.03% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                                   STRATEGIC BOND FUND**
                                                                                   ---------------------
                                         Net gain
                  Net Asset             (loss) on                            Dividends   Distributions
                   Value,              investments              Dividends    from net    in excess of
                  beginning    Net        (both     Total from   from net  realized gain      net                 Net Asset
                     of     investment realized and investment  investment      on        investment   Returns of Value, end
  Period Ended     period+  income(1)+ unrealized)+ operations+  income+   investments+     income+     capital+  of period+
----------------- --------- ---------- ------------ ----------- ---------- ------------- ------------- ---------- ----------
                                                                                          Class A
                                                                                          -------
11/01/96-10/31/97   $3.84     $0.27       $ 0.11      $ 0.38      $(0.33)     $(0.07)       $   --       $   --     $3.82
11/01/97-10/31/98    3.82      0.26        (0.25)       0.01       (0.26)      (0.05)           --           --      3.52
11/01/98-10/31/99    3.52      0.28        (0.20)       0.08       (0.29)      (0.02)           --           --      3.29
11/01/99-10/31/00    3.29      0.28        (0.14)       0.14       (0.25)         --         (0.01)       (0.04)     3.13
11/01/00-10/31/01    3.13      0.28        (0.09)       0.19       (0.28)         --            --           --      3.04
11/01/01-3/31/02#    3.04      0.11(6)     (0.03)       0.08       (0.12)         --            --           --      3.00
                                                                                          Class B
                                                                                          -------
11/01/96-10/31/97   $3.85     $0.25       $ 0.11      $ 0.36      $(0.31)     $(0.07)       $   --       $   --     $3.83
11/01/97-10/31/98    3.83      0.24        (0.25)      (0.01)      (0.24)      (0.05)           --           --      3.53
11/01/98-10/31/99    3.53      0.26        (0.21)       0.05       (0.26)      (0.02)           --           --      3.30
11/01/99-10/31/00    3.30      0.26        (0.14)       0.12       (0.23)         --         (0.01)       (0.04)     3.14
11/01/00-10/31/01    3.14      0.26        (0.09)       0.17       (0.26)         --            --           --      3.05
11/01/01-3/31/02#    3.05      0.10(6)     (0.04)       0.06       (0.11)         --            --           --      3.00
                                                                                         Class II*
                                                                                         ---------
11/01/96-10/31/97   $3.85     $0.25       $ 0.12      $ 0.37      $(0.31)     $(0.07)       $   --       $   --     $3.84
11/01/97-10/31/98    3.84      0.24        (0.25)      (0.01)      (0.24)      (0.06)           --           --      3.53
11/01/98-10/31/99    3.53      0.26        (0.20)       0.06       (0.26)      (0.02)           --           --      3.31
11/01/99-10/31/00    3.31      0.26        (0.16)       0.10       (0.23)         --         (0.01)       (0.03)     3.14
11/01/00-10/31/01    3.14      0.26        (0.09)       0.17       (0.26)         --            --           --      3.05
11/01/01-3/31/02#    3.05      0.10(6)     (0.03)       0.07       (0.11)         --            --           --      3.01
                                                                                          Class I
                                                                                          -------
7/10/00-10/31/00@   $3.21     $0.08       $(0.08)     $(0.00)     $(0.07)     $   --        $(0.00)      $(0.01)    $3.13
11/01/00-10/31/01    3.13      0.29        (0.09)       0.20       (0.29)         --            --           --      3.04
11/01/01-3/31/02#    3.04      0.11(6)     (0.03)       0.08       (0.12)         --            --           --      3.00


                                                         Ratio of
                              Net                          net
                            Assets,   Ratio of          investment
                            end of   expense to         income to
                    Total   period    average            average         Portfolio
  Period Ended    Return(2) (000's)  net assets         net assets       Turnover
----------------- --------- ------- ----------       ----------          ---------


11/01/96-10/31/97   10.57%  $15,924    1.50%(5)         7.25%(5)            193%
11/01/97-10/31/98    0.22    15,296    1.50(5)          7.02(5)             162
11/01/98-10/31/99    2.10     8,997    1.50(5)          8.21(5)             119
11/01/99-10/31/00    4.09     6,439    1.55(5)          8.70(5)              46
11/01/00-10/31/01    6.48     8,478    1.57(5)          9.07(5)              49
11/01/01-3/31/02#    2.46    35,365    1.52(3)(4)(5)    8.09(3)(4)(5)(6)     99


11/01/96-10/31/97    9.86%  $34,590    2.15%(5)         6.60%(5)            193%
11/01/97-10/31/98   (0.43)   29,210    2.15(5)          6.39(5)             162
11/01/98-10/31/99    1.56    21,340    2.15(5)          7.58(5)             119
11/01/99-10/31/00    3.33    15,131    2.20(5)          8.00(5)              46
11/01/00-10/31/01    5.65     9,964    2.21(5)          8.41(5)              49
11/01/01-3/31/02#    2.05    26,892    2.19(3)(4)(5)    7.48(3)(4)(5)(6)     99


11/01/96-10/31/97    9.86%  $32,683    2.15%(5)         6.60%(5)            193%
11/01/97-10/31/98   (0.43)   33,537    2.15(5)          6.37(5)             162
11/01/98-10/31/99    1.56    20,749    2.15(5)          7.57(5)             119
11/01/99-10/31/00    3.32    13,056    2.20(5)          8.04(5)              46
11/01/00-10/31/01    5.65    11,461    2.22(5)          8.41(5)              49
11/01/01-3/31/02#    2.25    14,289    2.22(3)(4)(5)    7.34(3)(4)(5)(6)     99


7/10/00-10/31/00@   (0.10)% $ 2,636    1.45%(4)(5)      7.87%(4)(5)          46%
11/01/00-10/31/01    6.63     2,811    1.46(5)          9.17(5)              49
11/01/01-3/31/02#    2.59     2,872    1.44(3)(4)(5)    8.13(3)(4)(5)(6)     99

--------
*   In conjunction with fund merger, Class C was redesignated as Class II. See
    Note 2 for further discussion.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American Strategic Income Fund, which was reorganized in SunAmerica Strategic Bond Fund on that date.
+ Prior to the fund merger, the North American Strategic Income Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts reflecting activity subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@   Inception of the class.
#   See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) The ratios reflect an expense cap of 2.22%, and 1.44% for Class II and Class I, respectively, which is net of custody credits of 0.03% for these classes. Class A and Class B are gross of custody credits of 0.03%.
(4) Annualized.
(5) Net of the following expense reimbursements and custody credits, for funds with an expense cap (based on average net assets):

                                         10/31/97 10/31/98 10/31/99 10/31/00  10/31/01 03/31/02(4)
                                         -------- -------- -------- --------  -------- -----------
Strategic Bond Fund Class A.............   0.11%    0.06%    0.17%    0.32%     0.17%     0.01%
Strategic Bond Fund Class B.............   0.08     0.06     0.17     0.32      0.18      0.01
Strategic Bond Fund Class II............   0.09     0.06     0.17     0.32      0.17      0.08
Strategic Bond Fund Class I.............     --       --       --     0.26(4)   0.18      0.24

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net asset was less than 0.01% for all classes. Per share data and ratios for the periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                               HIGH YIELD BOND FUND**
                                                               ----------------------
                                         Net gain
                  Net Asset             (loss) on                                                 Net
                   Value,              investments              Dividends                       Assets,   Ratio of
                  beginning    Net        (both     Total from   from net  Net Asset            end of   expense to
     Period          of     investment realized and investment  investment Value, end   Total   period    average
      Ended        period+  income(1)+ unrealized)+ operations+  income+   of period+ Return(2) (000's)  net assets
----------------- --------- ---------- ------------ ----------- ---------- ---------- --------- ------- ----------
                                                                      Class A
                                                                      -------
11/01/98-10/31/99   $5.63     $0.46       $(0.32)     $ 0.14      $(0.46)    $5.31       2.28%  $    34    1.25%(5)
11/01/99-10/31/00    5.31      0.50        (0.49)       0.01       (0.50)     4.82       0.04       286    1.38(5)
11/01/00-10/31/01    4.82      0.44        (0.55)      (0.11)      (0.46)     4.25      (2.23)      722    1.57(5)
11/01/01-3/31/02#    4.25      0.18(6)     (0.11)       0.07       (0.19)     4.13       1.67    59,075    1.48(3)(4)(5)
                                                                      Class B
                      -                                               -------
11/01/98-10/31/99   $5.64     $0.42       $(0.32)     $ 0.10      $(0.42)    $5.32       1.53%  $   652    2.00%(5)
11/01/99-10/31/00    5.32      0.46        (0.50)      (0.04)      (0.46)     4.82      (0.83)    1,594    2.10(5)
11/01/00-10/31/01    4.82      0.41        (0.54)      (0.13)      (0.43)     4.26      (2.84)    2,911    2.21(5)
11/01/01-3/31/02#    4.26      0.16(6)     (0.11)       0.05       (0.18)     4.13       1.23    67,599    2.12(3)(4)(5)
                                                                     Class II*
                      -                                              ---------
8/21/00@-10/31/00   $5.09     $0.11       $(0.28)     $(0.17)     $(0.09)    $4.83      (3.29)% $   545    2.07%(4)
11/01/00-10/31/01    4.83      0.40        (0.52)      (0.12)      (0.44)     4.27      (2.84)    2,274    2.21(5)
11/01/01-3/31/02#    4.27      0.17(6)     (0.11)       0.06       (0.18)     4.15       1.43    20,670    2.17(3)(4)(5)
                                                                      Class I
                      -                                               -------
11/01/98-10/31/99   $5.63     $0.47       $(0.32)     $ 0.15      $(0.47)    $5.31       2.44%  $    14    1.13%(5)
11/01/99-10/31/00    5.31      0.52        (0.50)       0.02       (0.51)     4.82       0.04        14    1.22(5)
11/01/00-10/31/01    4.82      0.44        (0.54)      (0.10)      (0.47)     4.25      (2.30)    3,062    1.51(5)
11/01/01-3/31/02#    4.25      0.21(6)     (0.15)       0.06       (0.19)     4.12       1.56        14    1.49(3)(4)(5)
                                                                      Class Z*
                      -                                               --------
11/01/98-10/31/99   $5.64     $0.49       $(0.32)     $ 0.17      $(0.49)    $5.32       2.74%  $62,506    0.88%(5)
11/01/99-10/31/00    5.32      0.54        (0.51)       0.03       (0.52)     4.83       0.30    62,702    0.96(5)
11/01/00-10/31/01    4.83      0.47        (0.57)      (0.10)      (0.48)     4.25      (2.07)   61,451    1.15(5)
11/01/01-3/31/02#    4.25      0.19(6)     (0.11)       0.08       (0.20)     4.13       1.98    62,245    0.93(3)(4)(5)


                      Ratio of
                        net
                     investment
                     income to
     Period           average         Portfolio
      Ended          net assets       Turnover
----------------- ----------          ---------


11/01/98-10/31/99    5.69%(5)            72%
11/01/99-10/31/00   10.13(5)             57
11/01/00-10/31/01    9.73(5)             83
11/01/01-3/31/02#    9.56(3)(4)(5)(6)    61


11/01/98-10/31/99    7.30%(5)            72%
11/01/99-10/31/00    9.41(5)             57
11/01/00-10/31/01    9.17(5)             83
11/01/01-3/31/02#    8.91(3)(4)(5)(6)    61


8/21/00@-10/31/00    9.10%(4)            57%
11/01/00-10/31/01    9.02(5)             83
11/01/01-3/31/02#    8.86(3)(4)(5)(6)    61


11/01/98-10/31/99    5.57%(5)            72%
11/01/99-10/31/00   10.14(5)             57
11/01/00-10/31/01    9.80(5)             83
11/01/01-3/31/02#    9.33(3)(4)(5)(6)    61


11/01/98-10/31/99    8.84%(5)            72%
11/01/99-10/31/00   10.41(5)             57
11/01/00-10/31/01   10.45(5)             83
11/01/01-3/31/02#   10.04(3)(4)(5)(6)    61

--------
* In conjunction with fund merger, Class C was redesignated as Class II and Class II was redesignated as Class Z.
** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American High Yield Bond Fund, which was reorganized in SunAmerica High Yield Bond Fund on that date.
+ Prior to the fund merger, the North American High Yield Bond Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts subsequent to November 16, 2001, no restatement was necessary. See Note 2 for further discussion.
@ Inception of class.
# See Note 2.
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Gross of custody credits of 0.01%.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                                         10/31/99 10/31/00 10/31/01 03/31/02(4)
                                         -------- -------- -------- -----------
High Yield Bond Fund Class A............   0.76%    0.43%    0.18%      -- %
High Yield Bond Fund Class B............   0.37     0.42     0.18        --
High Yield Bond Fund Class II...........     --       --     0.18      0.01
High Yield Bond Fund Class I............   0.92     0.57     0.18      3.00
High Yield Bond Fund Class Z............   0.47     0.60     0.18      0.03

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

      SunAmerica Income Funds
      FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------


                            TAX EXEMPT INSURED FUND
                            -----------------------

                                        Net gain
                 Net Asset             (loss) on                                                Net
                  Value,              investments             Dividends                       Assets,  Ratio of
                 beginning    Net        (both     Total from  from net  Net Asset            end of  expenses to
                    of     investment realized and investment investment Value, end   Total   period    average
  Period Ended    period   income(1)  unrealized)  operations   income   of period  Return(2) (000's) net assets
---------------- --------- ---------- ------------ ---------- ---------- ---------- --------- ------- -----------
                                                       Class A
                                                       -------
3/31/98.........  $12.35     $0.58       $ 0.67      $ 1.25     $(0.57)    $13.03     10.28%  $88,519    1.24%
3/31/99.........   13.03      0.56         0.02        0.58      (0.54)     13.07      4.55    80,716    1.24
3/31/00.........   13.07      0.55        (0.71)      (0.16)     (0.54)     12.37     (1.20)   68,650    1.28
3/31/01.........   12.37      0.56         0.66        1.22      (0.57)     13.02     10.08    72,394    1.26
3/31/02.........   13.02      0.52(6)     (0.30)       0.22      (0.52)     12.72      1.70    75,071    1.29(3)
                                                       Class B
                                                       -------
3/31/98.........  $12.35     $0.49       $ 0.68      $ 1.17     $(0.48)    $13.04      9.65%  $22,878    1.90%
3/31/99.........   13.04      0.47         0.02        0.49      (0.46)     13.07      3.78    21,651    1.91
3/31/00.........   13.07      0.47        (0.71)      (0.24)     (0.46)     12.37     (1.83)   16,269    1.92
3/31/01.........   12.37      0.47         0.66        1.13      (0.48)     13.02      9.31    16,302    1.97
3/31/02.........   13.02      0.41(6)     (0.28)       0.13      (0.43)     12.72      0.95    18,090    2.04(3)
                                                       Class II
                                                       --------
6/01/99-3/31/00@  $12.83     $0.37       $(0.47)     $(0.10)    $(0.36)    $12.37     (0.76)% $   577    1.95%(4)(5)
3/31/01.........   12.37      0.47         0.66        1.13      (0.48)     13.02      9.32       721    1.95(5)
3/31/02.........   13.02      0.41(6)     (0.28)       0.13      (0.43)     12.72      0.99     4,095    1.95(3)(5)

                   Ratio of
                     net
                  investment
                  income to
                   average        Portfolio
  Period Ended    net assets      Turnover
---------------- ----------       ---------


3/31/98.........    4.52%             48%
3/31/99.........    4.23              34
3/31/00.........    4.41              33
3/31/01.........    4.41              24
3/31/02.........    3.99(3)(6)       140


3/31/98.........    3.86%             48%
3/31/99.........    3.57              34
3/31/00.........    3.77              33
3/31/01.........    3.71              24
3/31/02.........    3.22(3)(6)       140


6/01/99-3/31/00@    3.82%(4)(5)       33%
3/31/01.........    3.73(5)           24
3/31/02.........    3.21(3)(5)(6)    140

--------
@  Inception of class.
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) The ratios for Class II reflect an expense cap of 1.95% which is net of custody credits of 0.01%. Ratios for Class A and Class B are gross of custody credits of 0.01%
(4) Annualized
(5) Net of the following expense reimbursements and custody credits (based on average net assets):

                                         3/31/00(4) 3/31/01 3/31/02
                                         ---------- ------- -------
Tax Exempt Insured Fund Class II........    5.20%    1.59%   0.56%

(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this income and net realized and unrealized gains and losses was less than $0.01 per share for all classes. The effect of this change on the ratio of net investment income to average net assets was less than 0.01%.Per share date and ratios for the years prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

See Notes to Financial Statements.

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 33.7%
Aerospace & Military Technology -- 0.3%
 Raytheon Co. Sr. Notes 7.90% due 3/01/03....     $1,000     $1,035,670
                                                             ----------
Appliances & Household Durables -- 0.3%
 CRH America, Inc. Guaranteed Notes 6.95%
   due 3/15/12...............................      1,000      1,004,920
                                                             ----------
Automotive -- 1.1%
 Daimler Chrysler Auto Trust Asset Backed
   Notes, Class A4 6.70% due 3/08/06.........      1,000      1,045,831
 Daimler Chrysler North America Holding
   Corp. Notes 7.25% due 1/18/06.............      1,000      1,037,900
 Ford Motor Co. Unsecured Notes 7.45% due
   7/16/31...................................      1,000        903,250
 Navistar International Corp. Sr. Notes,
   Series B 9.38% due 6/01/06................        750        787,500
                                                             ----------
                                                              3,774,481
                                                             ----------
Banks -- 1.8%
 Bank One NA Illinois Notes 5.50% due 3/26/07      1,000        991,330
 Bear Stearns Cos., Inc. Global Notes 5.70%
   due 1/15/07...............................      1,000        980,789
 Credit Suisse First Boston USA, Inc.
   Notes 6.50% due 1/15/12...................      1,000        982,283
 Fleet Boston Financial Corp. Subordinated
   Notes 7.13% due 4/15/06...................      1,000      1,050,580
 Landesbank Baden Wurttemberg / New
   York Subordinated Notes 6.35% due 4/01/12.      1,000        997,700
 Wells Fargo & Co. Sr. Notes 5.13% due
   2/15/07...................................      1,000        978,750
                                                             ----------
                                                              5,981,432
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Broadcasting -- 0.8%
 Clear Channel Communications Sr.
   Notes 7.25% due 9/15/03...................     $1,250     $1,286,775
 Crown Castle International Corp. Sr. Disc.
   Notes zero coupon due 11/15/07#...........        600        516,000
 Grupo Televisa SA de CV Sr. Notes 8.50% due
   3/11/32(1)................................      1,000        976,250
                                                             ----------
                                                              2,779,025
                                                             ----------
Business Services -- 0.6%
 Aramark Services, Inc. Guaranteed
   Notes 6.75% due 8/01/04...................      1,000        986,990
 PHH Corp. Notes 8.13% due 2/03/03...........      1,000      1,010,150
                                                             ----------
                                                              1,997,140
                                                             ----------
Cable -- 0.3%
 Comcast Cable Communications Notes 8.88%
   due 5/01/17...............................      1,000      1,097,420
                                                             ----------
Chemicals -- 0.3%
 ICI North America, Inc. Guaranteed
   Debentures 8.88% due 11/15/06.............         65         70,188
 Witco Corp. Notes 6.60% due 4/01/03.........      1,000        994,880
                                                             ----------
                                                              1,065,068
                                                             ----------
Computer Software -- 0.3%
 Computer Sciences Corp. Sr. Notes 6.75% due
   6/15/06...................................      1,000      1,024,680
                                                             ----------
Consumer Goods -- 0.7%
 International Flavors & Fragrances,
   Inc. Sr. Notes 6.45% due 5/15/06..........      2,250      2,237,486
                                                             ----------
Energy -- 2.2%
 Edison Mission Energy Sr. Notes 10.00% due
   8/15/08...................................      1,000        994,640

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Energy (continued)
 Northern Illinois Gas Co. 1st Mortgage
   Bonds 6.63% due 2/01/11...................     $2,150     $2,141,551
 NRG Energy, Inc. Sr. Notes 7.50% due 6/15/07      1,000        967,230
 Pennzoil Co. Debentures 10.13% due 11/15/09.        125        142,505
 Pennzoil Co. Debentures 10.25% due 11/01/05.        205        225,799
 Triton Energy, Ltd. Sr. Notes 9.25% due
   4/15/05...................................        640        689,075
 WCG Note Trust/WCG Note Corp. Sr. Secured
   Notes 8.25% due 3/15/04(1)................      2,000      2,021,200
                                                             ----------
                                                              7,182,000
                                                             ----------
Energy Services -- 2.6%
 Amerada Hess Corp. Notes 5.90% due 8/15/06..      1,400      1,386,546
 Devon Financing Corp. ULC Notes 6.88% due
   9/30/11...................................      1,000        972,560
 Entergy Arkansas, Inc. 1st Mortgage
   Notes 6.13% due 7/01/05...................      1,500      1,512,204
 FirstEnergy Corp. Notes, Series C 7.38% due
   11/15/31..................................      1,000        915,950
 Georgia Power Co. Sr. Notes, Series G 6.20%
   due 2/01/06...............................      1,000      1,009,980
 Marathon Oil Corp. Sr. Notes 6.80% due
   3/15/32...................................      1,000        936,270
 Penn Electric Co. Sr. Notes, Series C 6.63%
   due 4/01/19...............................      1,000        880,310
 South Carolina Electric & Gas Co. 1st
   Mortgage Bonds 6.70% due 2/01/11..........        915        924,525
                                                             ----------
                                                              8,538,345
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Energy Sources -- 1.5%
 Constellation Energy Group, Inc. Sr.
   Notes 7.60% due 4/01/32...................     $1,000     $  980,358
 Dominion Resources, Inc.  Notes 3.88% due
   1/15/04...................................      1,000        983,343
 Nisource Finance Corp. Guaranteed
   Notes 7.50% due 11/15/03..................      1,000        973,550
 Williams Cos., Inc. Notes 6.50% due 8/01/06.      1,000        952,410
 Williams Cos., Inc. Notes 8.75% due
   3/15/32(1)................................      1,000      1,027,120
                                                             ----------
                                                              4,916,781
                                                             ----------
Financial Services -- 11.4%
 Aesop Funding Il LLC Asset Backed
   Certificates, Series 1997-1, Class
   A2 6.40% due 10/20/03(1)..................        100        101,327
 Americredit Automobile Receivables
   Trust Notes, Series 2000-C, Class
   A3 7.05% due 2/12/05......................      2,820      2,898,920
 Associates Automobile Receivables
   Trust Bonds, Series 2000-2, Class
   A5 6.99% due 7/15/08......................      1,800      1,869,379
 Bank One Corp. Notes 6.50% due 2/01/06......      1,000      1,032,190
 Boeing Capital Corp. Sr. Notes 6.50% due
   2/15/12...................................      1,000        989,090
 Capital One Financial Corp. Sr. Notes 8.75%
   due 2/01/07...............................      1,000        991,540
 Chase Commercial Mortgage Securities
   Corp. Commercial Certificates, Series
   1999-2, Class A2 7.20% due 1/15/32........        200        210,130
 CIT Group, Inc. Sr. Notes 7.75% due 4/02/12.      1,000        990,570

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Financial Services (continued)
 CNA Financial Corp. Notes 6.25% due 11/15/03     $1,000     $  989,770
 Countrywide Asset-Backed Certificates,
   Inc. Asset Backed Certificates, Series
   2000-4, Class AF3 7.30% due 5/25/26.......      2,610      2,687,406
 Credit Suisse First Boston USA, Inc.
   Notes 5.88% due 8/01/06...................      2,000      2,006,920
 Credit Suisse First Boston Mortgage
   Securities Corp. Commercial Mortgage
   Pass-Thru Certificates, Series
   1999-C1, Class A 7.29% due 9/15/41........        545        576,579
 Dana Credit Corp. Medium Term Notes 7.25%
   due 12/16/02(1)...........................        750        742,500
 Discover Card Master Trust I Pass-Thru
   Certificates, Series 1998-7, Class
   A 5.60% due 5/16/06.......................        150        154,100
 DLJ Commercial Mortgage Corp. Commercial
   Mortgage Certificates, Series
   1999-CG3, Class A-1B 7.34% due 9/10/09....      1,000      1,059,289
 Financing Corp. (FICO) Debentures, Series
   1 zero coupon due 5/11/18.................      7,500      2,525,850
 First Financial Caribbean Sr. Notes 7.84%
   due 10/10/06..............................        135        136,274
 Ford Credit Auto Owner Trust Certificates,
   Series 2000-F, Class A3 6.58% due 11/15/04      1,230      1,281,873
 Ford Motor Credit Co. Notes 6.88% due
   2/01/06...................................      1,250      1,242,525
 Ford Motor Credit Co. Notes 7.50% due
   3/15/05...................................      1,000      1,019,410
 Inter-American Development Bank Bonds 7.00%
   due 6/16/03...............................      1,730      1,802,695

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
Financial Services (continued)
 Jefferies Group, Inc. Sr. Notes 7.75% due
   3/15/12...................................     $1,000     $   965,695
 John Deere Capital Corp. Notes 7.00% due
   3/15/12...................................      1,000         994,300
 KFW International Finance, Inc. Global
   Notes 7.13% due 2/15/05...................      2,000       2,127,220
 Morgan Stanley Dean Witter & Co. Global
   Notes 6.75% due 4/15/11...................        500         502,235
 Morgan Stanley Dean Witter &
   Co. Notes 7.25% due 4/01/32...............      1,000         999,030
 Morgan Stanley Dean Witter Capital I
   Trust Commercial Mortgage Certificates,
   Series 2000-LIF2, Class A2 7.20% due
   10/15/33..................................        125         130,234
 National Rural Utilities Cooperative
   Finance Notes, Series C 8.00% due 3/01/32.      1,000       1,023,170
 NationsLink Funding Corp. Commercial
   Mortgage Pass-Thru, Series 1999-1, Class
   A2 6.32% due 11/20/08.....................        545         552,636
 Nationwide Mutual Insurance Co. Notes 8.25%
   due 12/01/31..............................      1,000       1,005,437
 Nissan Auto Receivables
   Owner Trust Certificates, Series
   2001-A, Class A4 5.75% due 6/15/06........      2,000       2,051,352
 Wachovia Corp. Notes 6.95% due 11/01/04.....      2,050       2,152,418
                                                             -----------
                                                              37,812,064
                                                             -----------
Forest Products -- 0.6%
 International Paper Co. Notes 7.50% due
   5/15/04...................................      1,000       1,051,184
 MeadWestvaco Corp. Notes 6.85% due 4/01/12..      1,000         993,380
                                                             -----------
                                                               2,044,564
                                                             -----------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Health Services -- 1.0%
 Healthsouth Corp. Sr. Notes 8.38% due
   10/01/11..................................     $1,250     $1,300,000
 MEDIQ/PRN Life Support Services, Inc. Sr.
   Subordinated Notes 11.00% due
   6/01/08(2)(4).............................         10              0
 Watson Pharmaceuticals, Inc. Sr.
   Notes 7.13% due 5/15/08...................      2,000      1,879,020
                                                             ----------
                                                              3,179,020
                                                             ----------
Insurance -- 0.6%
 St. Paul Cos., Inc. Sr. Notes 5.75% due
   3/15/07...................................      1,000        989,720
 Xl Capital Europe PLC Sr. Notes 6.50% due
   1/15/12...................................      1,000        985,089
                                                             ----------
                                                              1,974,809
                                                             ----------
Leisure & Tourism -- 1.0%
 American Airlines, Inc. Pass-Thru
   Certificates, Series 2001-1, Class
   A2 6.82% due 5/23/11......................      1,000        951,440
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1997-4, Class
   4A 6.90% due 1/02/18......................         88         82,513
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-1, Class
   A 6.65% due 3/15/19.......................         63         58,493
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-3, Class
   C1 7.08% due 11/01/04.....................        103         96,411
 Continental Airlines, Inc. Pass-Thru
   Certificates, Series 2002-1, Class
   G2 6.56% due 2/15/12......................      1,000        999,690
 United Airlines, Inc. Pass-Thru
   Certificates, Series 2000-2, Class
   A1 7.03% due 10/01/10.....................          9          8,597
 Walt Disney Co. Sr. Notes 7.00% due 3/01/32.      1,000        963,810
                                                             ----------
                                                              3,160,954
                                                             ----------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Media -- 0.6%
 AOL Time Warner, Inc. Global Notes 6.13%
   due 4/15/06...............................     $1,000     $  998,810
 Gannett Co., Inc. Notes 4.95% due 4/01/05...      1,000        998,791
                                                             ----------
                                                              1,997,601
                                                             ----------
Metals & Minerals -- 0.4%
 USEC, Inc. Sr. Notes 6.63% due 1/20/06......        750        690,000
 USEC, Inc. Sr. Notes 6.75% due 1/20/09......        540        475,200
                                                             ----------
                                                              1,165,200
                                                             ----------
Municipal Bonds -- 0.3%
 Arizona Public Service Co. Notes 6.50% due
   3/01/12...................................      1,000        969,270
                                                             ----------
Multi-Industry -- 0.3%
 Tyco International Group SA Guaranteed
   Notes 6.38% due 2/15/06...................      1,000        926,090
                                                             ----------
Real Estate Companies -- 0.6%
 EOP Operating LP Notes 7.38% due 11/15/03...      2,000      2,078,120
                                                             ----------
Real Estate Investment Trusts -- 0.4%
 Healthcare Realty Trust, Inc. Sr.
   Notes 8.13% due 5/01/11...................      1,400      1,428,070
                                                             ----------
Telecommunications -- 2.8%
 AT&T Corp. Notes 6.50% due 3/15/29..........      1,000        826,030
 Citizens Communications Co. Sr. Notes 7.63%
   due 8/15/08...............................      2,000      1,977,100
 France Telecom SA Sr. Notes zero coupon due
   3/01/11(3)................................        500        510,900
 GST Telecommunications, Inc. Sr.
   Subordinated Notes 12.75% due 11/15/07(2).         20             50
 Iridium LLC Sr. Notes 11.25% due 7/15/05(2).         25          1,500

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value
            Security Description              (in thousands)**   (Note 3)
--------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Telecommunications (continued)
 KMC Telecom Holdings, Inc. Sr. Disc.
   Notes zero coupon due 2/15/08(3)..........      $   50      $      2,000
 Qwest Capital Funding, Inc. Guaranteed
   Notes 5.88% due 8/03/04...................       1,000           851,700
 Qwest Capital Funding, Inc. Guaranteed
   Notes 7.63% due 8/03/21...................       2,500         1,943,995
 Sprint Capital Corp. Notes 8.75% due
   3/15/32(1)................................       1,000           969,380
 Teleglobe, Inc. Guaranteed Debentures 7.70%
   due 7/20/29(2)............................         500           185,000
 WorldCom, Inc. Sr. Notes 7.55% due 4/01/04..       1,000           928,750
 Worldcom, Inc. Sr. Notes 8.25% due 5/15/31..       1,080           858,848
                                                               ------------
                                                                  9,055,253
                                                               ------------
Transportation -- 0.3%
 Norfolk Southern Corp. Sr. Notes 7.25% due
   2/15/31...................................       1,000         1,004,990
 Southern Railway Co. Bonds 8.75% due
   10/15/03..................................          30            31,584
                                                               ------------
                                                                  1,036,574
                                                               ------------
Utilities -- 0.6%
 Northrop Grumman Corp. Notes 8.63% 10/15/04.       1,000         1,072,300
 Verizon New York, Inc. Debentures, Series
   A 7.38% due 4/01/32.......................       1,000           987,620
                                                               ------------
                                                                  2,059,920
                                                               ------------
Total Corporate Bonds & Notes
   (cost $112,891,756).......................                   111,521,957
                                                               ------------
FOREIGN BONDS & NOTES -- 1.2%
Business Services -- 0.0%
 SCL Terminal Aereo Santiago SA Sr. Secured
   Bonds  6.95% due 7/01/12(1)...............         100            98,450
                                                               ------------

                                                 Principal
                                                   Amount        Value
            Security Description              (in thousands)**  (Note 3)
--------------------------------------------------------------------------
Foreign Government -- 0.3%
 Province of Nova Scotia Bonds 5.75% due
   2/27/12...................................     $ 1,000      $   962,716
                                                               -----------
Telecommunications -- 0.9%
 AT&T Canada, Inc. Sr. Disc. Notes zero
   coupon due 6/15/08(3).....................       3,910          625,600
 Marconi Corp. PLC Bonds 8.38% due 9/15/30...       2,300          690,000
 Telefonica Europe BV Notes 8.25% due 9/15/30       1,500        1,632,180
                                                               -----------
                                                                 2,947,780
                                                               -----------
Total Foreign Bonds & Notes
   (cost $8,357,156).........................                    4,008,946
                                                               -----------
U.S. GOVERNMENT AND AGENCIES -- 59.2%
Federal Farm Credit Bank -- 1.7%
 6.75% due 7/07/09...........................       5,540        5,807,471
                                                               -----------
Federal Home Loan Bank -- 3.9%
 4.75% due 6/28/04...........................       4,750        4,818,257
 5.13% due 9/15/03...........................         400          409,639
 5.32% due 12/23/08..........................       4,000        3,900,640
 5.81% due 3/23/09...........................       3,780        3,767,602
                                                               -----------
                                                                12,896,138
                                                               -----------
Federal Home Loan Mortgage
 Corporation -- 6.6%
 6.00% due 2/01/32...........................      17,915       17,361,052
 6.50% due 8/01/16...........................         146          148,106
 7.00% due 3/01/12 - 11/01/16................         566          586,482
 7.50% due 12/01/30..........................         322          333,777
 8.00% due 10/01/29 - 1/01/31................       3,389        3,559,859
                                                               -----------
                                                                21,989,276
                                                               -----------
Federal National Mortgage
 Association -- 29.8%
 5.13% due 2/13/04...........................       7,000        7,157,500
 5.69% due 1/23/06...........................       2,010        2,025,075
 6.00% due 12/01/16..........................       5,055        5,035,903
 6.18% due 7/01/08...........................          19           19,444
 6.27% due 11/01/07..........................          53           53,616
 6.30% due 1/01/08...........................          19           19,482
 6.31% due 2/01/08...........................         191          198,001
 6.34% due 1/01/08...........................          19           19,036
 6.43% due 1/01/08...........................          19           19,588
 6.50% due 2/01/17 - 2/01/32.................      45,225       45,323,790

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                  Amount
                                              (in thousands)/    Value
            Security Description                  Shares        (Note 3)
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES (continued)
Federal National Mortgage Association
 (continued) -- 29.8%
 6.98% due 6/01/07...........................     $    18     $     19,189
 7.00% due 9/01/10 - 9/01/31.................      32,495       33,116,611
 7.04% due 3/01/07...........................          19           20,047
 7.13% due 6/15/10...........................       2,570        2,764,343
 7.50% due 10/01/10 - 10/01/15...............       2,711        2,846,679
                                                              ------------
                                                                98,638,304
                                                              ------------
Government National Mortgage
 Association -- 2.7%
 6.50% due 6/15/29...........................         756          754,671
 7.00% due 12/15/22 - 8/15/29................       1,053        1,075,981
 7.50% due 4/15/22 - 2/15/31.................       6,126        6,369,654
 8.00% due 4/15/30...........................         599          627,489
                                                              ------------
                                                                 8,827,795
                                                              ------------
U.S. Treasury Bonds -- 2.9%
 6.00% due 2/15/26...........................       4,400        4,373,864
 6.25% due 5/15/30...........................       1,400        1,452,500
 zero coupon due 11/15/22....................      13,500        3,768,120
                                                              ------------
                                                                 9,594,484
                                                              ------------
U.S. Treasury Notes -- 11.6%
 3.00% due 1/31/04 - 2/29/04.................      11,455       11,325,323
 3.25% due 12/31/03..........................         500          497,580
 3.50% due 11/15/06..........................       9,765        9,235,542
 4.88% due 2/15/12...........................       5,375        5,156,614
 5.00% due 8/15/11...........................         710          686,258
 5.25% due 5/15/04...........................       3,350        3,449,964
 5.88% due 11/15/04..........................       7,750        8,087,822
                                                              ------------
                                                                38,439,103
                                                              ------------
Total U.S. Government and Agencies
   (cost $196,796,434).......................                  196,192,571
                                                              ------------
COMMON STOCK -- 0.0%
Financial Services -- 0.0%
 Grove Investors, Inc.(4)....................          66              267
 SF Holdings Group, Inc., Class C (1)........           7               28
                                                              ------------
 Total Common Stock (cost $271)..............                          295
                                                              ------------
PREFERRED STOCK -- 0.0%
Forest Products -- 0.0%
 SF Holdings Group, Inc. 13.75%(5)...........           2            2,050
                                                              ------------
Manufacturing -- 0.0%
 Fairfield Manufacturing Co., Inc. 11.25%(5).          28            8,190
                                                              ------------

                                              Shares/Warrants/
                                                 Principal
                                                   Amount         Value
            Security Description               (in thousands)    (Note 3)
--------------------------------------------------------------------------
Media -- 0.0%
 Primedia, Inc. 8.63%........................         145      $      6,561
Telecommunications -- 0.0%
 XO Communications, Inc. 13.50%(4)(5)........           5                 0
                                                               ------------
Total Preferred Stock
   (cost $58,730)............................                        16,801
                                                               ------------
WARRANTS -- 0.0%
Communication Equipment -- 0.0%
 Concentric Network Corp.+(1)................           5                 0
                                                               ------------
Financial Services -- 0.0%
 Grove Investors, Inc., Tranche A+(4)........          19                 0
 Grove Investors, Inc., Tranche B+(4)........          19                 0
                                                               ------------
                                                                          0
                                                               ------------
Telecommunications -- 0.0%
 KMC Telecom Holdings, Inc.+(1)(4)...........          50                 0
 Motient Corp.+(1)(4)........................           5                 1
                                                               ------------
                                                                          1
                                                               ------------
Total Warrants
   (cost $0).................................                             1
                                                               ------------
Total Investment Securities -- 94.1%
   (cost $318,104,347).......................                   311,740,571
                                                               ------------
SHORT-TERM SECURITIES -- 4.5%
Commercial Paper UBS Finance, Inc. 1.85% due
 4/01/02 (cost $15,000,000)..................     $15,000        15,000,000
                                                               ------------
REPURCHASE AGREEMENT -- 2.0%
 Agreement with State Street Bank & Trust
   Co., bearing interest at 1.75%, dated
   3/28/02 to be repurchased 4/01/02 in the
   amount of $6,429,250 and collateralized
   by $6,460,000 of Federal Home Loan Bank
   Discount Notes, bearing interest at 4.50%
   due 7/07/03 and having an approximate
   value of $6,624,323 (cost $6,428,000).....       6,428         6,428,000
                                                               ------------

      SunAmerica Core Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                             Value
            Security Description                            (Note 3)
----------------------------------------------------------------------
TOTAL INVESTMENTS --
   (cost $339,532,347*)......................    100.6%   $333,168,571
Liabilities in excess of other assets........     (0.6)     (2,076,882)
                                                 -----    ------------
NET ASSETS --                                    100.0%   $331,091,689
                                                 =====    ============

--------
*   See Note 6
** In United States dollars unless otherwise indicated.
+   Non-income producing securities
#   Security represents an investment in an affiliated company.
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration normally to qualified institutional buyers.
(2) Bond in default
(3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(4) Fair valued security: See Note 3
(5) PIK ("Payment in-Kind") payment made with additional securities in lieu of cash.

Allocation of investment by country as a percentage of net assets as of March 31, 2002:

United States  99.7%
Netherlands     0.5
Canada          0.5
              -----
              100.6%
              =====

See Notes to Financial Statements.

      SunAmerica U.S. Government Securities Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    -----------------------------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORP  -- 15.9%
     4.50% due 8/15/04...........................    $   500     $   503,830
     5.88% due 3/21/11...........................        500         483,515
     6.00% due 11/01/13 - 10/01/16...............      8,128       8,134,799
     6.50% due 9/01/16...........................      2,604       2,649,244
     6.88% due 9/15/10...........................     10,000      10,589,100
     7.00% due 11/01/31..........................      2,774       2,827,350
     7.50% due 6/01/25...........................        296         306,115
     8.00% due 6/01/08...........................         65          68,253
     8.25% due 7/01/06...........................         41          43,413
     8.50% due 5/01/08...........................         54          57,297
     9.50% due 4/01/20...........................        526         562,892
     10.00% due 1/01/17 - 8/01/21................      4,485       4,999,011
     12.50% due 1/01/16..........................      4,163       4,800,606
     13.50% due 2/01/19..........................      1,582       1,889,130
                                                                 -----------
    Total Federal Home Loan Mortgage Corp.
       (cost $37,852,375)........................                 37,914,555
                                                                 -----------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION -- 12.1%
     5.50% due 3/15/11...........................        500         481,955
     5.69% due 1/23/06...........................        260         261,950
     6.00% due 10/01/28 - 12/01/28...............     18,582      18,082,809
     6.50% due 12/01/31..........................      2,987       2,971,100
     6.53% due 5/25/30...........................      2,750       2,770,666
     6.81% due 12/28/28..........................      1,067       1,101,354
     7.50% due 7/01/26...........................      1,271       1,323,328
     8.00% due 8/01/04 - 1/01/23.................      1,700       1,784,334
     8.50% due 8/01/02...........................          2           2,138
     11.00% due 2/01/15..........................          0             130
     11.50% due 9/01/19..........................         92         106,624
                                                                 -----------
    Total Federal National Mortgage Association
       (cost $29,187,614)........................                 28,886,388
                                                                 -----------
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION -- 30.4%
     6.00% due 1/15/29 - 1/15/32.................     41,657      40,449,833
     6.00% TBA...................................      7,000       6,792,170
     6.50% due 2/15/29 - 3/15/32.................     13,982      13,930,925
     7.00% due 7/15/23 - 9/15/25.................      3,759       3,843,499
     7.50% due 4/15/17 - 10/15/23................      6,318       6,626,740
     7.75% due 4/15/04...........................         14          14,486
     8.00% due 11/15/06 - 2/15/08................         16          16,751
     9.00% due 12/15/16..........................        350         379,956
     11.50% due 3/15/13 - 8/15/13................        101         114,965
     12.50% due 9/15/14..........................         14          16,172
     13.00% due 1/15/11 - 6/15/15................        110         128,746
     13.25% due 7/15/14..........................         37          43,257
     13.50% due 11/15/12 - 2/15/13...............         31          37,041

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    -----------------------------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     (continued)
     15.00% due 8/15/11 - 9/15/12................    $    34     $    40,785
     15.50% due 8/15/11 - 9/15/11................        109         130,165
     16.00% due 11/15/11.........................          9          10,333
                                                                 -----------
    Total Government National Mortgage
     Association
       (cost $73,552,749)........................                 72,575,824
                                                                 -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
     -- 0.9%
     7.00% due 3/20/29 - 11/20/30................      2,003       2,035,269
     11.00% due 8/20/15 - 9/20/16................          4           4,282
     11.25% due 10/20/15.........................          4           4,078
     11.50% due 7/20/14 - 9/20/15................         47          54,200
     13.00% due 10/20/14 - 2/20/15...............         18          21,080
                                                                 -----------
    Total Government National Mortgage
     Association II
       (cost $2,039,446).........................                  2,118,909
                                                                 -----------
    U.S. GOVERNMENT AGENCIES -- 15.6%
     Federal Farm Credit Bank
       3.13% due 10/01/03........................        500         494,295
       3.88% due 12/15/04........................     20,000      19,709,720
       5.64% due 4/04/11.........................        500         482,735
       6.00% due 3/07/11.........................        200         198,406
       6.30% due 12/03/13........................        500         497,970
     International Bank for Reconstruction and
       Development 5.00% due 3/28/06.............        350         349,013
     Private Export Funding Corp. 5.87% due
       7/31/08...................................     10,000      10,100,000
     Small Business Administration 6.30% due
       6/01/18...................................      4,861       4,907,244
     Student Loan Marketing Association  5.25%
       due 3/15/06...............................        500         503,595
                                                                 -----------
    Total U.S. Government Agencies
       (cost $36,986,300)........................                 37,242,978
                                                                 -----------
    U.S. TREASURY BONDS -- 4.8%
     5.25% due 11/15/28..........................      6,000       5,394,360
     5.38% due 2/15/31...........................      5,750       5,396,893
     6.13% due 8/15/29...........................        600         609,846
                                                                 -----------
    Total U.S. Treasury Bonds
       (cost $11,993,480)........................                 11,401,099
                                                                 -----------

      SunAmerica U.S. Government Securities Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount        Value
               Security Description              (in thousands)   (Note 3)
   -------------------------------------------------------------------------
   U.S. TREASURY NOTES -- 16.6%
    4.75% due 11/15/08..........................    $ 1,500     $  1,461,330
    4.88% due 2/15/12...........................     12,000       11,512,440
    5.00% due 2/15/11 - 8/15/11.................     25,500       24,648,530
    5.50% due 2/15/08...........................      2,000        2,040,000
                                                                ------------
   Total U.S. Treasury Notes
      (cost $40,534,509)........................                  39,662,300
                                                                ------------
   Total Investment Securities -- 96.3%
      (cost $232,146,473).......................                 229,802,053
                                                                ------------
   REPURCHASE AGREEMENTS -- 8.2%
   State Street Bank & Trust Co. Joint
    Repurchase Agreement Account (Note 3).......        241          241,000
   UBS Warburg, Inc. Joint Repurchase Agreement
    Account (Note 3)............................     19,500       19,500,000
                                                                ------------
   Total Repurchase Agreements
      (cost $19,741,000)........................                  19,741,000
                                                                ------------
   TOTAL INVESTMENTS --
      (cost $251,887,473*)......................      104.5%     249,543,053
   Liabilities in excess of other assets........       (4.5)     (10,841,106)
                                                    -------     ------------
   NET ASSETS --                                      100.0%    $238,701,947
                                                    =======     ============

--------
 *  See Note 6
TBA--Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.

See Notes to Financial Statements.

      SunAmerica GNMA Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount        Value
               Security Description              (in thousands)   (Note 3)
   -------------------------------------------------------------------------
   FEDERAL HOME LOAN MORTGAGE CORP. -- 0.5%
    7.50% due 5/01/24 - 6/01/25.................    $    484    $    504,120
    10.00% due 1/01/17..........................         616         682,892
    12.50% due 9/30/13(1).......................           4           4,307
                                                                ------------
   Total Federal Home Loan Mortgage Corp.
      (cost $1,160,035).........................                   1,191,319
                                                                ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.3%
    7.00% due 9/01/10
      (cost $695,976)...........................         681         708,850
                                                                ------------
   GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION -- 88.2%
    6.00% due 11/15/23 - 1/15/32................     156,964     152,447,942
    6.00% TBA...................................      13,000      12,614,030
    6.50% due 3/15/28 - 2/15/32.................      37,028      36,917,603
    7.00% due 3/15/23 - 10/20/30................       7,180       7,322,293
    8.00% due 11/15/26 - 8/15/30................       4,032       4,257,010
    8.50% due 3/15/17 - 9/15/24.................       1,787       1,920,305
    9.00% due 7/15/16 - 10/15/16................         538         590,590
                                                                ------------
   Total Government National Mortgage
    Association
      (cost $219,384,471).......................                 216,069,773
                                                                ------------
   U.S. GOVERNMENT AGENCIES -- 4.7%
    Federal Farm Credit Bank
      3.88% due 12/15/04........................      10,000       9,854,860
    Small Business Administration 6.30% due
      6/01/18...................................       1,620       1,635,748
                                                                ------------
   Total U.S. Government Agencies
      (cost $11,589,251)........................                  11,490,608
                                                                ------------
   U.S. TREASURY BONDS -- 1.9%
    5.38% due 2/15/31
      (cost $4,734,688).........................       5,000       4,692,950
                                                                ------------
   U.S. TREASURY NOTES -- 2.4%
    4.88% due 2/15/12...........................       4,000       3,837,480
    5.00% due 8/15/11...........................       2,000       1,933,120
                                                                ------------
   Total U.S. Treasury Notes
      (cost $5,842,500).........................                   5,770,600
                                                                ------------
   Total Investment Securities -- 98.0%
      (cost $243,406,921).......................                 239,924,100
                                                                ------------

                                                   Principal
                                                     Amount        Value
               Security Description              (in thousands)   (Note 3)
   -------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 8.5%
    State Street Bank & Trust Co. Joint
      Repurchase Agreement Account (Note 3).....    $   866     $    866,000
    UBS Warburg LLC Joint Repurchase
      Agreement Account (Note 3)................     20,000       20,000,000
                                                                ------------
   Total Repurchase Agreements
      (cost $20,866,000)........................                  20,866,000
   TOTAL INVESTMENTS --
      (cost $264,272,921*)......................      106.5%     260,790,100
   Liabilities in excess of other assets........       (6.5)     (15,924,433)
                                                    -------     ------------
   NET ASSETS --                                      100.0%    $244,865,667
                                                    =======     ============

--------
 *  See Note 6
TBA--Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
(1)  Fair Valued Security; Note 3

See Notes to Financial Statements.

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                      Principal
                                                        Amount      Value
                 Security Description               (in thousands) (Note 3)
     --------------------------------------------------------------------
     CORPORATE BONDS & NOTES -- 41.5%
     Aerospace & Military Technology -- 0.0%
      Condor Systems, Inc.
        Sr. Subordinated Notes, Series B
        11.88% due 5/01/09(1)......................      $ 25      $    250
                                                                   --------
     Airline -- 1.0%
      Continental Airlines, Inc.
        Pass-Through Certificates,
        Series 1999-1, Class C
        6.95% due 8/02/09..........................       906       805,477
                                                                   --------
     Automotive -- 0.8%
      Universal Compression, Inc. Sr. Disc.
        Notes 9.88% due 2/15/08(2).................       700       672,000
                                                                   --------
     Banks -- 0.3%
      JP Morgan Chase & Co. Notes 5.35% due
        3/01/07....................................       250       244,368
                                                                   --------
     Broadcasting -- 1.2%
      Benedek Communications Corp. Sr.
        Subordinated Disc. Notes 13.25% due
        5/15/06(1)(2)..............................       185       133,200
      Big City Radio, Inc. Sr. Disc. Notes 11.25%
        due 3/15/05................................       250       152,500
      Chancellor Media Corp. Sr. Subordinated
        Notes, Series B 8.75% due 6/15/07..........       175       182,000
      Crown Castle International Corp. Sr. Disc.
        Notes 10.38% due 5/15/11# (2)..............       125        73,125
      Crown Castle International Corp. Sr.
        Notes 9.38% due 8/01/11#...................        35        29,487
      Cumulus Media, Inc. Sr. Subordinated
        Notes 10.38% due 7/01/08...................       240       256,200
      Shop At Home, Inc. Sr. Secured Notes 11.00%
        due 4/01/05................................       150       150,000
                                                                   --------
                                                                    976,512
                                                                   --------
     Broadcasting & Media -- 0.3%
      Pegasus Communications Corp. Sr.
        Notes 9.75% due 12/01/06...................       110        85,800
      Salem Communications Holding Corp. Sr.
        Subordinated Notes, Series B 9.00% due
        7/01/11....................................       100       103,750

                                                     Principal
                                                       Amount       Value
                Security Description               (in thousands)  (Note 3)
    ----------------------------------------------------------------------
    Broadcasting & Media (continued)
     Young Broadcasting, Inc. Sr. Subordinated
       Notes, Series B 9.00% due 1/15/06..........     $   75     $   75,750
                                                                  ----------
                                                                     265,300
                                                                  ----------
    Building Materials -- 2.1%
     Beazer Homes USA, Inc. Sr. Notes 8.88% due
       4/01/08....................................          3          3,150
     Koppers Industries, Inc. Sr. Subordinated
       Notes 9.88% due 12/01/07...................      1,500      1,500,000
     Lennar Corp. Sr. Notes 9.95% due 5/01/10.....        125        138,125
                                                                  ----------
                                                                   1,641,275
                                                                  ----------
    Business Services -- 1.0%
     Comdisco, Inc. Sr. Notes 6.38% due
       11/30/49(1)................................         25         20,688
     ESI Tractebel Acquisition Corp. Secured
       Bonds, Series B 7.99% due 12/30/11.........        100         95,661
     National Equipment Services, Inc. Sr.
       Subordinated Notes, Series D 10.00% due
       11/30/04...................................         15         13,500
     National Equipment Services, Inc. Sr.
       Subordinated Notes, Series B 10.00% due
       11/30/04...................................         25         22,500
     Penhall International Corp. Sr.
       Notes 12.00% due 8/01/06...................        250        250,000
     Prestolite Electric, Inc. Guaranteed Sr.
       Notes 9.63% due 2/01/08....................        175        113,750
     Unova, Inc. Notes 6.88% due 3/15/05..........        350        280,000
                                                                  ----------
                                                                     796,099
                                                                  ----------
    Cable -- 2.7%
     Adelphia Communications Corp. Sr. Notes,
       Series B 8.13% due 7/15/03.................        500        495,000
     Adelphia Communications Corp.
       Sr. Notes, Series B
       9.50% due 2/15/04(3).......................         47         45,118

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    ----------------------------------------------------------------------
    CORPORATE BONDS & NOTES (continued)
    Cable (continued)
     Australis Holdings Property, Ltd. Sr.
       Secured Disc. Notes 15.00% due
       11/01/02(1)(7)............................     $  500     $   10,000
     Charter Communications Holdings LLC Sr.
       Notes 10.75% due 10/01/09.................        150        150,750
     Echostar Communications Corp. Subordinated
       Notes 4.88% due 1/01/07...................        250        225,775
     Echostar DBS Corp. Sr. Notes 9.25% due
       2/01/06...................................        250        255,000
     Frontiervision Holding LP Sr. Disc.
       Notes 11.88% due 9/15/07..................        400        408,000
     Lodgenet Entertainment Corp. Sr.
       Notes 10.25% due 12/15/06.................        250        256,250
     Mediacom Broadband LLC Sr. Notes 11.00% due
       7/15/13...................................         50         55,250
     Northland Cable Television, Inc. Sr.
       Subordinated Notes 10.25% due 11/15/07....        135        112,050
     UIH Australia Pacific, Inc. Sr. Disc.
       Notes, Series B 14.00% due 5/15/06(1)(2)..      1,500        151,875
                                                                 ----------
                                                                  2,165,068
                                                                 ----------
    Cellular -- 2.2%
     Airgate PCS, Inc. Sr. Subordinated Disc.
       Notes 13.50% due 10/01/09(2)(4)...........        450        294,750
     AT&T Wireless Services, Inc. Sr.
       Notes 7.88% due 3/01/11...................        100         99,562
     Celcaribe SA Sr. Secured Notes
       14.50% due 3/15/04........................      1,000        710,000
     Leap Wireless International, Inc. Sr.
       Secured Notes 14.50% due 4/15/08(2).......        500        155,000
     Nextel Communications, Inc. Sr. Disc.
       Notes 9.95% due 2/15/08(2)................        750        446,250
     Triton PCS, Inc. Guaranteed Sr.
       Subordinated Notes 8.75% due 11/15/11.....         50         47,000
                                                                 ----------
                                                                  1,752,562
                                                                 ----------

                                                    Principal
                                                      Amount       Value
                Security Description              (in thousands)  (Note 3)
    ----------------------------------------------------------------------
    Chemicals-- 0.0%
     Geo Specialty Chemicals, Inc. Sr.
       Subordinated Notes 10.13% due 8/01/08.....      $ 20      $   17,300
                                                                 ----------
    Computer Software-- 0.5%
     Unisys Corp. Sr. Notes 7.25% due 1/15/05....       400         398,000
                                                                 ----------
    Consumer Goods -- 2.0%
     Agrilink Foods, Inc. Sr. Subordinated
       Notes 11.88% due 11/01/08.................        90          94,275
     Big 5 Corp. Sr. Notes, Series B 10.88% due
       11/15/07..................................       125         125,156
     Breed Technologies, Inc. Sr. Subordinated
       Notes 9.25% due 4/15/08(1)(7).............       500               0
     Lear Corp. Sr. Notes, Series B 8.11% due
       5/15/09...................................       150         153,215
     Pep Boys Manny Moe & Jack Notes 6.92% due
       7/07/06...................................       500         457,500
     Pep Boys Manny Moe & Jack Notes 7.00% due
       6/01/05...................................       375         354,375
     Rent-A-Center, Inc. Sr. Subordinated
       Notes 11.00% due 8/15/08..................       170         180,200
     Rite Aid Corp. Debentures 6.88% due 8/15/13.       240         139,200
     Rite Aid Corp. Sr. Notes 11.25% due 7/01/08.       150         117,000
                                                                 ----------
                                                                  1,620,921
                                                                 ----------
    Cunsumer Services -- 0.8%
     Allied Waste North America, Inc. Sr. Notes,
       Series B 7.63% due 1/01/06................       400         393,000
     Allied Waste North America, Inc. Sr.
       Subordinated Notes 10.00% due 8/01/09.....       160         162,800
     Stewart Enterprises, Inc. Sr. Subordinated
       Notes 10.75% due 7/01/08..................       100         110,000
                                                                 ----------
                                                                    665,800
                                                                 ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount       Value
             Security Description               (in thousands)  (Note 3)
-------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Electric Utilities -- 0.2%
 Mirant Americas Generation, Inc. Sr.
   Notes 8.30% due 5/01/11.....................     $  150     $  138,750
                                                               ----------
Energy -- 1.6%
 Avista Corp. Sr. Notes 9.75% due 6/01/08......        150        157,386
 Frontier Oil Corp. Sr. Notes 11.75% due
   11/15/09....................................        130        138,450
 KCS Energy, Inc. Sr. Subordinated
   Notes 8.88% due 1/15/06.....................        150         96,000
 Leviathan Gas Pipeline Partner LP/Leviathan
   Finance Corp. Sr. Subordinated
   Notes 10.38% due 6/01/09....................        200        216,000
 PennzEnergy Co. Debentures 10.25% due
   11/01/05....................................        500        550,730
 Tesoro Petroleum
   Corp. Sr. Subordinated Notes, Series B 9.00%
   due 7/01/08.................................         75         74,625
                                                               ----------
                                                                1,233,191
                                                               ----------
Energy Services -- 2.4%
 AES Corp. Sr. Notes 8.75% due 12/15/02........         65         60,450
 AES Corp. Sr. Notes 8.75% due 6/15/08.........         25         19,250
 AmeriGas Partners LP/AmeriGas Eagle Finance
   Corp. Sr. Notes 10.00% due 4/15/06..........        250        265,000
 Gulfmark Offshore, Inc. Sr. Notes 8.75% due
   6/01/08.....................................        250        242,500
 Hanover Equipment Trust Sr. Secured
   Notes 8.75% due 9/01/11(5)..................         25         25,000
 Northern Natural Gas Co. Sr. Notes 6.75%
   due 9/15/08(5)..............................        175        166,600
 Statia Terminals International NV Mortgage
   Notes, Series B 11.75% due 11/15/03.........      1,000      1,030,000

                                                   Principal
                                                     Amount       Value
             Security Description                (in thousands)  (Note 3)
-------------------------------------------------------------------------
Energy Services (continued)
 Westport Resources Corp. Sr. Subordinated
   Notes 8.25% due 11/01/11.....................     $  150     $  154,125
                                                                ----------
                                                                 1,962,925
                                                                ----------
Financial Services -- 10.9%
 Americredit Corp. Sr. Notes 9.25% due 2/01/04..         25         24,969
 Americredit Corp. Sr. Notes, Series B 9.88%
   due 4/15/06..................................        350        353,500
 Bear Island Paper Co. LLC Sr. Secured Notes,
   Series B 10.00% due 12/01/07.................        285        242,962
 Bluewater Finance, Ltd. Sr. Notes 10.25% due
   2/15/12(5)...................................        125        130,000
 Boeing Capital Corp. Sr. Notes 5.75% due
   2/15/07......................................        250        247,930
 Caithness Coso Funding Corp. Sr. Secured
   Notes 9.05% due 12/15/09.....................         50         51,625
 Commercial Mortgage Asset Trust Commercial
   Mortgage Certificates, Series 1999-C1, Class
   C 7.35% due 8/17/13..........................      1,200      1,217,835
 Dana Credit Corp. Medium Term Notes 7.25% due
   12/16/02.....................................        330        326,700
 DLJ Commercial Mortgage Corp. Commercial
   Mortgage Pass-Thru Certificates, Series
   1998-CF2, Class S 1.05% due 5/01/02(6)(8)....      7,305        302,943
 DLJ Commercial Mortgage Corp. Commercial
   Mortgage Pass-Thru Certificates, Series
   1998-CG1, Class S 0.88% due 5/01/02(6)(8)....      9,024        295,191
 Finova Group, Inc. Sr. Secured Notes 7.50% due
   11/15/09.....................................        335        116,412
 First Union Residential Securitization
   Trust Mortgage Pass-Thru Certificates,
   Series 1998-A 7.00% due 8/25/28..............        234        225,957
 Ford Motor Credit Co. Global Landmark
   Notes 6.50% due 1/25/07......................        250        242,935

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount       Value
             Security Description               (in thousands)  (Note 3)
-------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Financial Services (continued)
 GE Capital Mortgage Services, Inc. REMIC
   Pass-Thru Certificates, Series
   1998-15, Class B1 6.75% due 11/25/28........     $  961     $  939,282
 Household Finance Corp. Notes 5.75% due
   1/30/07.....................................        250        241,135
 LaBranche & Co., Inc. Sr. Subordinated
   Notes 12.00% due 3/02/07....................        100        114,500
 Meditrust Notes 7.11% due 8/15/04(5)..........        326        317,442
 Mid State Trust VI Asset Backed Notes,
   Class A-1 7.34% due 7/01/35.................      1,147      1,180,283
 Nexstar Finance LLC/Nexstar Finance,
   Inc. Sr. Subordinated Notes 12.00% due
   4/01/08.....................................        120        129,000
 PNC Mortgage Securities Corp. Mortgage
   Certificates, Series 1998-5, Class CB3 6.74%
   due 7/25/28.................................        400        377,937
 PNC Mortgage Securities Corp. Certificates,
   Series 1998-4, Class 3B3 6.75% due 5/25/28..        335        316,428
 PNC Mortgage Securities Corp. Mortgage
   Pass-Thru
   Certificates, Series 1999-1, Class CB2 6.77%
   due 3/25/29.................................        482        471,518
 PNC Mortgage Securities Corp. Mortgage
   Pass-Thru Certificates, Series 1998-4,
   Class CB3 6.84% due 5/25/28.................        451        432,412
 PNC Mortgage Securities Corp. Mortgage
   Pass-Thru Certificates, Series 1999-2,
   Class DB3 6.91% due 4/25/29.................        428        377,591
                                                               ----------
                                                                8,676,487
                                                               ----------

                                                   Principal
                                                     Amount      Value
             Security Description                (in thousands) (Note 3)
------------------------------------------------------------------------
Food, Beverage & Tobacco -- 0.6%
 Cott Beverages, Inc. Guaranteed Sr.
   Subordinated Notes 8.00% due 12/15/11(5).....     $ 100      $ 101,250
 Smithfield Foods, Inc. Sr. Notes 8.00% due
   10/15/09.....................................       410        417,175
                                                                ---------
                                                                  518,425
                                                                ---------
Forest Products -- 0.8%
 Buckeye Technologies, Inc. Sr. Subordinated
   Notes 8.50% due 12/15/05.....................       440        396,000
 Fibermark, Inc. Sr. Notes 10.75% due 4/15/11...       100         88,000
 Fibermark, Inc. Sr. Notes, Series B 9.38% due
   10/15/06.....................................       125        110,000
                                                                ---------
                                                                  594,000
                                                                ---------
Gaming -- 0.6%
 Argosy Gaming Sr. Subordinated Notes 9.00% due
   9/01/11......................................        60         63,300
 Hollywood Casino Shreveport/ Shreveport
   Capital Corp.
   1st Mortgage Notes 13.00% due 8/01/06........         5          5,363
 Isle of Capri Casinos, Inc. Sr. Subordinated
   Notes 8.75% due 4/15/09......................       150        150,187
 Riviera Black Hawk, Inc. 1st Mortgage
   Notes 13.00% due 5/01/05.....................       275        275,000
                                                                ---------
                                                                  493,850
                                                                ---------
Health Services -- 2.3%
 Express Scripts, Inc. Sr. Notes 9.63% due
   6/15/09......................................        50         54,500
 Healthsouth Corp. Sr. Notes 7.00% due 6/15/08..       125        120,625
 IASIS Healthcare Corp. Sr. Subordinated
   Notes 13.00% due 10/15/09....................       105        103,950
 ICN Pharmaceuticals, Inc. Sr. Notes 8.75% due
   11/15/08.....................................       170        197,837

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Health Services (continued)
 Insight Health Services Corp. Sr.
   Subordinated Notes 9.88% due 11/01/11(5)..     $   50     $   51,063
 Lifepoint Hospitals Holdings, Inc. Sr.
   Subordinated Notes 10.75% due 5/15/09.....        300        346,500
 Manor Care, Inc. Sr. Notes 7.50% due 6/15/06        170        174,870
 PharMerica, Inc. Sr. Subordinated
   Notes 8.38% due 4/01/08...................        225        232,875
 PSS World Medical, Inc. Sr. Subordinated
   Notes 8.50% due 10/01/07..................        150        151,500
 Rotech Healthcare, Inc. Sr. Subordinated
   Notes 9.50% due 4/01/12(5)................         50         51,625
 Universal Hospital Services, Inc. Sr.
   Subordinated Notes 10.25% due 3/01/08.....        350        339,500
                                                             ----------
                                                              1,824,845
                                                             ----------
Housing -- 0.1%
 Collins & Aikman Floor Cover
   Sr. Subordinated Notes 9.75% due
   2/15/10(5)................................         75         78,469
                                                             ----------
Leisure & Tourism -- 2.3%
 American Airlnes, Inc. Pass-Thru
   Certificates, Series 2001-2, Class
   C 7.80% due 10/01/06(5)...................        250        242,475
 Atlas Air, Inc. Sr. Notes 9.25% due 4/15/08.        100         84,000
 Atlas Air, Inc. Sr. Notes 10.75% due 8/01/05        175        157,500
 Aztar Corp. Sr. Subordinated Notes 9.00%
   due 8/15/11...............................        125        130,000
 Courtyard by Marriott Sr. Secured
   Notes, Series B 10.75% due 2/01/08........        300        310,125
 HMH Properties, Inc. Sr. Notes, Series
   B 7.88% due 8/01/08.......................        100         98,000

                                                   Principal
                                                     Amount       Value
             Security Description                (in thousands)  (Note 3)
-------------------------------------------------------------------------
Leisure & Tourism (continued)
 Pinnacle Entertainment, Inc. Sr. Subordinated
   Notes, Series B 9.50% due 8/01/07............     $  225     $  213,750
 Prime Hospitality Corp. Sr. Subordinated
   Notes 9.75% due 4/01/07......................         75         77,812
 Speedway Motorsports, Inc. Sr. Subordinated
   Notes 8.50% due 8/15/07......................        200        206,250
 Tricon Global Restaurants, Inc. Sr.
   Notes 8.88% due 4/15/11......................        175        188,125
 True Temper Sports, Inc. Sr. Subordinated
   Notes 10.88% due 12/01/08....................         75         79,500
                                                                ----------
                                                                 1,787,537
                                                                ----------
Manufacturing -- 1.2%
 Amkor Technology, Inc.  Sr. Notes 9.25% due
   5/01/06......................................        150        147,375
 Amkor Technology, Inc. Sr. Notes 9.25% due
   2/15/08......................................        200        195,500
 Grey Wolf, Inc. Sr. Notes 8.88% due 7/01/07....        150        153,000
 ITT Corp. Notes 6.75% due 11/15/05.............        450        440,509
                                                                ----------
                                                                   936,384
                                                                ----------
Media -- 0.1%
 Cinemark USA, Inc. Sr. Subordinated
   Notes, Series B 9.63% due 8/01/08............        100         98,250
                                                                ----------
Metals & Minerals -- 0.2%
 Acme Metals, Inc. Sr. Secured Notes 12.50% due
   8/01/02(1)(7)................................      1,000        100,000
 Renco Metals, Inc. Sr. Notes 11.50% due
   7/01/03(1)...................................        500         50,000
 WCI Steel, Inc. Sr. Secured Notes, Series
   B 10.00% due 12/01/04........................        100         38,000
                                                                ----------
                                                                   188,000
                                                                ----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Multi-Industry -- 0.3%
 Venture Holdings Trust Sr. Notes, Series
   B 9.50% due 7/01/05.......................     $  250     $   225,000
                                                             -----------
Offices Products -- 0.3%
 Xerox Corp. Notes 5.50% due 11/15/03........        125         116,875
                                                             -----------
Real Estate Investment Trusts -- 0.3%
 National Health Investors,
   Inc. Subordinated Debentures 7.00% due
   2/01/04...................................         50          41,099
 Omega Healthcare Investors,
   Inc. Notes 6.95% due 6/15/02..............        185         182,459
                                                             -----------
                                                                 223,558
                                                             -----------
Telecommunications -- 2.4%
 American Tower Corp. Sr. Notes 9.38% due
   2/01/09...................................        175         129,500
 Citizens Communications Co. Notes 9.25% due
   5/15/11...................................        300         321,672
 Globix Corp. Sr. Notes 12.50% due 2/01/10(1)        400          61,000
 IMPSAT Fiber Networks, Inc. Sr.
   Notes 12.38% due 6/15/08(1)...............      1,000          40,000
 IPCS, Inc. Sr. Discount Notes 14.00% due
   7/15/10(2)................................        550         308,000
 Loral Cyberstar, Inc. Sr. Notes 10.00% due
   7/15/06...................................        225         155,250
 Panamsat Corp. Notes 6.38% due 1/15/08......        425         393,444
 Panamsat Corp. Sr. Notes 8.50% due
   2/01/12(5)................................         75          74,625
 Pegasus Satellite Communications, Inc. Sr.
   Subordinated Disc. Notes 13.50% due
   3/01/07(2)................................        400         176,000
 Rural Cellular Corp. Sr. Subordinated
   Notes 9.75% due 1/15/10(5)................        250         206,250
                                                             -----------
                                                               1,865,741
                                                             -----------
Total Corporate Bonds & Notes (cost
   $37,680,100)..............................                 32,983,219
                                                             -----------

                                                    Principal
                                                      Amount        Value
             Security Description                (in thousands)**  (Note 3)
----------------------------------------------------------------------------
FOREIGN BONDS & NOTES -- 22.5%
Broadcasting -- 0.3%
 Central European Media Enterprises, Ltd. Sr.
   Notes 9.38% due 8/15/04......................       $  500     $   275,000
                                                                  -----------
Cable -- 0.3%
 Callahan Nordrhein-Westfalen Sr. Disc.
   Notes 16.00% due 7/15/10(2)..................          750          75,000
 Ono Finance PLC Notes 13.00% due 5/01/09.......          275         126,500
                                                                  -----------
                                                                      201,500
                                                                  -----------
Energy -- 1.0%
 Calpine Canada Energy Finance ULC Guaranteed
   Sr. Notes 8.50% due 5/01/08..................        1,000         797,500
                                                                  -----------
Energy Services -- 0.2%
 AES Drax Energy, Ltd. Sr. Secured
   Notes, Series B 11.50% due 8/30/10...........          425         187,000
                                                                  -----------
Financial Services -- 0.1%
 Fairfax Final Holdings, Ltd. Notes 7.38% due
   3/15/06......................................           75          56,250
                                                                  -----------
Government Agency -- 20.3%
 Australia Commonwealth Bonds 7.50% due 7/15/05.     AUD1,000         558,937
 Canadian Government Bonds 5.75% due 9/01/06....     CAD  810         517,631
 Canadian Government Bonds 5.75% due 6/01/29....     CAD  560         340,752
 Federal Republic of Germany Bonds 4.00% due
   7/04/09......................................     EUR  110          89,011
 Federal Republic of Germany Bonds 4.25% due
   11/26/04.....................................     EUR  200         173,153
 Federal Republic of Germany Bonds 5.00% due
   2/17/06......................................     EUR  240         210,291
 Federal Republic of Germany Bonds 5.63% due
   1/04/28......................................     EUR  120         104,884
 Government of France Bonds 5.50% due 4/25/29...     EUR  125         106,846

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                                Principal
                                                                  Amount        Value
                   Security Description                      (in thousands)**  (Note 3)
----------------------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Government Agency (continued)
 Malaysia Bonds 7.50% due 7/15/11...........................       $  400     $   406,220
 National Republic of Bulgaria Bonds 4.56% due 7/28/02(6)...          400         358,600
 Republic of Brazil Bonds 3.25% due 4/15/02(6)..............          600         457,500
 Republic of Brazil Bonds 8.00% due 4/15/14(3)..............        1,925       1,578,249
 Republic of Brazil Note 11.00% due 1/11/12.................          600         558,000
 Republic of Brazil  Bonds 11.00% due 8/17/40...............          800         656,000
 Republic of Colombia Global Bonds 11.75% due 2/25/20.......          250         250,000
 Republic of Ecuador Bonds 5.00% due 8/15/02(2).............          375         202,500
 Republic of Greece Bonds 8.80% due 6/19/07.................     EUR  147         148,399
 Republic of Italy Bonds 5.25% due 11/01/29.................     EUR  110          88,961
 Republic of Panama Bonds 9.63% due 2/08/11.................          250         260,000
 Republic of Peru Bonds 4.00% due 9/07/02(6)................          300         226,500
 Republic of Peru Bonds 9.13% due 2/21/12...................          125         123,481
 Republic of Philippines Bonds 9.88% due 1/15/19............          900         901,800
 Republic of Turkey Bonds 11.75% due 6/15/10................          400         411,200
 Republic of Venezuela Bonds 9.25% due 9/15/27..............          800         549,600

                                                                Principal
                                                                  Amount        Value
                   Security Description                      (in thousands)**  (Note 3)
----------------------------------------------------------------------------------------
Government Agency (continued)
 Republic of Venezuela Debentures 2.88% due 6/18/02(6)......       $  429     $   349,482
 Russian Federation Bonds 7.50% due 3/31/30(2)(5)...........        3,500       2,310,000
 Russian Federation Bonds 8.25% due 3/31/10.................          250         237,500
 Russian Federation Bonds 10.00% due 6/26/07................          500         526,750
 Spanish Government Bonds 5.15% due 7/30/09.................     EUR  350         302,029
 Spanish Government Bonds 6.15% due 1/31/13.................     EUR   80          73,432
 Swedish Government Bonds 10.25% due 5/05/03................     SEK1,700         173,090
 United Kingdom Bonds 6.75% due 11/26/04....................     GBP  237         350,254
 United Mexican States Notes 8.13% due 12/30/19.............        1,150       1,141,087
 United Mexican States Secured Notes 6.25% due 12/31/19.....        1,400       1,323,902
                                                                              -----------
                                                                               16,066,041
                                                                              -----------
Leisure & Tourism -- 0.0%
 Dunlop Standard Aerospace Holdings PLC Sr. Subordinated
   Notes 11.88% due 5/15/09.................................           30          30,600
                                                                              -----------
Telecommunications -- 0.3%
 Flextronics International, Ltd. Sr. Subordinated
   Notes 9.88% due 7/01/10..................................           70          74,988
 Flextronics International, Ltd. Sr. Subordinated Notes,
   Series B 8.75% due 10/15/07..............................           60          61,050
 Microcell Telecommunications, Inc. Sr. Disc. Notes 12.00%
   due 6/01/09(2)...........................................          250          90,000
                                                                              -----------
                                                                                  226,038
                                                                              -----------
Total Foreign Bonds & Notes (cost $17,775,497)..............                   17,839,929
                                                                              -----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES -- 27.2%
Federal Home Loan Mortgage Corporation -- 0.7%
 6.50% due 5/01/29...........................     $  113     $   112,307
 7.00% due 6/01/29...........................        131         134,076
 8.50% due 5/01/08...........................        157         168,068
 10.00% due 5/15/20..........................        129         136,757
 11.57% due 6/15/21(8).......................         81          11,334
                                                             -----------
                                                                 562,542
                                                             -----------
Federal National Mortgage Association -- 6.3%
 0.44% due 10/17/36(6)(8)....................      9,305          53,326
 0.53% due 3/17/20(6)(8).....................      3,935          57,882
 0.98% due 6/25/38(6)(8).....................      5,736         212,197
 1.59% due 2/25/35(6)(8).....................      5,374         201,173
 5.50% due 1/01/29 - 6/01/29.................        476         445,390
 6.00% due 2/01/32...........................        999         967,563
 6.63% due 9/15/09...........................      2,000       2,093,440
 7.50% due 1/01/30 - 9/01/30.................        398         411,806
 8.00% due 11/01/28..........................        248         262,190
 8.80% due 1/25/19...........................        198         209,891
 10.40% due 4/25/19..........................         32          34,997
 13.00% due 11/01/15.........................         27          32,414
                                                             -----------
                                                               4,982,269
                                                             -----------
Government National Mortgage Association -- 0.4%
 7.50% due 7/15/27 - 10/15/27................        348         363,671
                                                             -----------
                                                                 363,671
                                                             -----------
U.S Treasury Bonds -- 6.6%
 5.38% due 2/15/31...........................      4,500       4,223,655
 6.13% due 11/15/27..........................        500         505,780
 6.25% due 5/15/30...........................        500         518,750
                                                             -----------
                                                               5,248,185
                                                             -----------
U.S. Treasury Notes -- 13.2%
 3.00% due 1/31/04...........................        100          98,969
 3.50% due 11/15/06..........................      1,000         945,780
 4.75% due 2/15/04...........................      2,000       2,041,880
 5.00% due 2/15/11 - 8/15/11.................      3,320       3,216,479
 5.88% due 11/15/04..........................      4,000       4,174,360
                                                             -----------
                                                              10,477,468
                                                             -----------
Total U.S. Government and Agencies
   (cost $22,454,023)........................                 21,634,135
                                                             -----------
LOAN AGREEMENT -- 0.5%
 Algerian Loan Agreement Trust 2.88% due
   9/04/02 (cost $308,516)...................        480         429,600
                                                             -----------

                                              Shares/
                                              Rights/    Value
            Security Description              Warrants  (Note 3)
-----------------------------------------------------------------
COMMON STOCK -- 0.0%
Cable -- 0.0%
 Ono Finance PLC(5)..........................     100  $       113
                                                       -----------
Cellular -- 0.0%
 International Wireless Communications
   Holdings, Inc.+(7)........................  84,603        8,460
                                                       -----------
Financial Services -- 0.0%
 Grove Investors, Inc.(7)....................     777        3,147
                                                       -----------
Total Common Stock (cost $96,174)............               11,720
                                                       -----------
PREFERRED STOCK -- 2.8%
Cable -- 1.6%
 Adelphia Communications Corp. 13.00%........   2,500      238,125
 CSC Holdings, Inc. 11.13%...................  10,000    1,024,997
                                                       -----------
                                                         1,263,122
                                                       -----------
Cellular -- 0.2%
 Nextel Communications, Inc. 11.13%..........     508      177,800
                                                       -----------
Financial Services -- 0.3%
 Sinclair Capital 11.36%.....................   2,000      210,500
 TCR Holdings, Class B(7)....................     570            6
 TCR Holdings, Class C(7)....................     314            3
 TCR Holdings, Class D(7)....................     827            8
 TCR Holdings, Class E(7)....................   1,711           17
                                                       -----------
                                                           210,534
                                                       -----------
Manufacturing -- 0.4%
 Anvil Holdings, Inc. 13.00%(3)..............  17,599      268,384
                                                       -----------
Telecommunications -- 0.3%
 Broadwing Communications, Inc. 12.50%.......     650      260,000
                                                       -----------
Total Preferred Stock
   (cost $2,766,904).........................            2,179,840
                                                       -----------
RIGHTS -- 0.3%
Government Agency -- 0.2%
 United Mexican States+...................... 250,000      125,000
                                                       -----------
Manufacturing -- 0.1%
 Terex Corp.+(5).............................   2,000       45,250
                                                       -----------
Total Rights
   (cost $0).................................              170,250
                                                       -----------
WARRANTS -- 0.0%
Cable -- 0.0%
 Knology Holdings, Inc.+(5)(7)...............   1,500           15
 UIH Australia Pacific, Inc.+(7).............   1,000           10
                                                       -----------
                                                                25
                                                       -----------

      SunAmerica Strategic Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                        Shares/    Value
                 Security Description                   Warrants  (Note 3)
---------------------------------------------------------------------------
WARRANTS (continued)
Cellular -- 0.0%
 Leap Wireless International, Inc.+(5).................    850   $    27,000
 Occidente Y Caribe Celular SA+(7).....................  7,250            72
                                                                 -----------
                                                                      27,072
                                                                 -----------
Financial Services -- 0.0%
 Grove Investors, Inc+.(7).............................    432             0
                                                                 -----------
Forest Products -- 0.0%
 BPC Holdings Corp.+(7)................................    500             0
                                                                 -----------
Telecommunications -- 0.0%
 GT Group Telecom, Inc.+(5)(7).........................    150             2
 In-Flight Phone Corp.+(7).............................  1,000             0
                                                                 -----------
                                                                           2
                                                                 -----------
Total Warrants
   (cost $10,031)......................................               27,099
                                                                 -----------
TOTAL INVESTMENTS --
   (cost $81,091,245*).................................   94.8%   75,275,792
Other assets less liabilities..........................    5.2     4,142,510
                                                         -----   -----------
NET ASSETS --                                            100.0%  $79,418,302
                                                         =====   ===========

--------
*   See Note 6
**  In United States dollars unless otherwise indicated.
    AUD--Australian Dollar
    CAD--Canadian Dollar
    EUR--Euro
    GBP--United Kingdom Pound
    SEK--Swedish Krona
+   Non-income producing securities
#   Security represents an investment in an affiliated company.
(1) Bond in default
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(3) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(5) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(6) Variable rate security; the rate reflected is as of March 31, 2002; maturity date reflects next reset date.
(7) Fair valued security; See Note 3
(8) Interest only

--------
Allocation of investment by country as a percentage of net assets as of March 31, 2002:

                              United States  72.3%
                              Brazil          4.1
                              Saudi Arabia    3.9
                              Mexico          3.3
                              Canada          2.3
                              Philippines     1.1
                              Venezuela       1.1
                              Germany         0.8
                              Australia       0.7
                              United Kingdom  0.6
                              Turkey          0.5
                              Spain           0.5
                              Malaysia        0.5
                              Bangladesh      0.5
                              Peru            0.4
                              Bermuda         0.4
                              Columbia        0.3
                              Panama          0.3
                              Ecuador         0.3
                              Cayman Island   0.2
                              Sweden          0.2
                              Greece          0.2
                              France          0.1
                              Italy           0.1
                              Singapore       0.1
                                             ----
                                             94.8%
                                             ====

                                            See Notes to Financial Statements.

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount        Value
            Security Description               (in thousands)   (Note 3)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 79.0%
Aerospace & Military Technology -- 0.2%
 Condor Systems, Inc.
   Sr. Subordinated Notes, Series B
   11.88% due 5/01/09(1)......................     $  500     $      5,000
 Decrane Aircraft Holdings
   Sr. Subordinated Notes
   12.00% due 9/30/08.........................        500          460,000
                                                              ------------
                                                                   465,000
                                                              ------------
Airline -- 0.4%
 Continental Airlines, Inc.
   Pass-Through Certificates,
   Series 1999-1, Class C
   6.95% due 8/02/09..........................      1,012          899,624
                                                              ------------
Automotive -- 1.1%
 Universal Compression, Inc.
   Sr. Disc. Notes
   9.88% due 2/15/08(2).......................      2,140        2,054,400
                                                              ------------
Broadcasting & Media -- 6.2%
 Benedek Communications Corp.
   Sr. Subordinated Disc. Notes 13.25% due
   5/15/06(1)(2)..............................        700          504,000
 Big City Radio, Inc. Sr. Disc. Notes 11.25%
   due 3/15/05(2).............................      2,250        1,372,500
 Chancellor Media Corp. Sr. Subordinated
   Notes, Series B 8.75% due 6/15/07..........        175          182,000
 Cinemark USA, Inc. Sr. Subordinated
   Notes, Series B 9.63% due 8/01/08..........        500          491,250
 Crown Castle International Corp. Sr. Disc.
   Notes 10.63% due 11/15/07#(2)..............        725          623,500
 Crown Castle International Corp.
   Sr. Disc. Notes
   10.38% due 5/15/11#(2).....................        350          204,750
 Crown Castle International Corp.
   Sr. Notes 9.38% due 8/01/11#...............        210          176,925
 Crown Castle International Corp.
   Sr. Notes 10.75% due 8/01/11#..............        625          562,500
 Cumulus Media, Inc. Sr. Subordinated
   Notes 10.38% due 7/01/08...................      1,120        1,195,600
 Emmis Communications Sr. Disc.
   Notes, 12.50% due 3/15/11(2)...............        775          565,750

                                                  Principal
                                                    Amount        Value
            Security Description                (in thousands)   (Note 3)
------------------------------------------------------------------------
Broadcasting & Media (continued)
 Pegasus Satellite Communications, Inc. Sr.
   Notes 12.38% due 8/01/06....................     $1,250     $  1,000,000
 Salem Communications Corp. Sr. Subordinated
   Notes, Series B 9.50% due 10/01/07..........        250          261,875
 Salem Communications Holding Corp. Sr.
   Subordinated Notes, Series B 9.00% due
   7/01/11.....................................        525          544,688
 Shop At Home, Inc. Sr. Secured Notes 11.00%
   due 4/01/05.................................      2,750        2,750,000
 Sinclair Broadcast Group, Inc.
   Sr. Subordinated Notes 8.00% due
   3/15/12(3)..................................        150          148,500
 Sinclair Broadcast Group, Inc.
   Sr. Subordinated Notes 9.00% due 7/15/07....        250          255,625
 Sinclair Broadcast Group, Inc. Sr.
   Subordinated Notes 8.75% due 12/15/11(3)....        100          102,750
 STC Broadcasting, Inc. Sr. Subordinated
   Notes 11.00% due 3/15/07....................        370          381,100
 Transwestern Holdings L P/TWP Capital
   Sr. Disc. Notes, Series B, 11.88% due
   11/15/08(2).................................      1,175        1,157,375
 Young Broadcasting, Inc. Sr. Subordinated
   Notes, Series B 9.00% due 1/15/06...........        450          454,500
                                                               ------------
                                                                 12,935,188
                                                               ------------
Building Materials -- 1.4%
 Beazer Homes USA, Inc. Sr. Notes 8.88% due
   4/01/08.....................................        500          525,000
 Koppers Industries, Inc. Sr. Subordinated
   Notes 9.88% due 12/01/07....................        350          350,000
 Lennar Corp. Sr. Notes 9.95% due 5/01/10......      1,000        1,105,000
 MDC Holdings, Inc. Sr. Notes 8.38% due
   2/01/08.....................................      1,000        1,020,000
                                                               ------------
                                                                  3,000,000
                                                               ------------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount       Value
            Security Description               (in thousands)  (Note 3)
----------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Business Services -- 3.8%
 Anthony Crane Rental LP Sr. Notes 10.38%
   due 8/01/08................................     $1,050     $  105,000
 Calpine Corp. Sr. Notes 8.50% due 2/15/11....      1,500      1,173,750
 Comdisco, Inc. Notes 6.13% due 8/01/06(1)....        315        252,787
 Comdisco, Inc. Sr. Notes
   6.38% due 11/30/01(1)......................        135        111,713
 Earthwatch, Inc. Sr. Disc. Notes 13.00% due
   7/15/07(2)(4)..............................      1,000        825,000
 ESI Tractebel Acquisition Corp.
   Secured Bonds, Series B
   7.99% due 12/30/11.........................        500        478,305
 GCI, Inc.
   Sr. Notes
   9.75% due 8/01/07..........................        200        194,000
 K & F Industries, Inc.
   Sr. Subordinated Notes,
   Series B
   9.25% due 10/15/07.........................        500        517,500
 Kindercare Learning Center, Inc.
   Sr. Subordinated Notes
   9.50% due 2/15/09..........................      1,000        995,000
 National Equipment Services, Inc.
   Sr. Subordinated Notes,
   Series B
   10.00% due 11/30/04........................      1,250      1,125,000
 National Equipment Services, Inc.
   Sr. Subordinated Notes,
   Series D
   10.00% due 11/30/04........................         65         58,500
 Park-Ohio Industries, Inc.
   Sr. Subordinated Notes,
   Series D
   9.25% due 12/01/07.........................        810        510,300
 Penhall International Corp.
   Sr. Notes
   12.00% due 8/01/06.........................        300        300,000
 Prestolite Electric, Inc.
   Guaranteed Sr. Notes
   9.63% due 2/01/08..........................        900        585,000
 Unova, Inc.
   Notes
   6.88% due 3/15/05..........................        800        640,000
                                                              ----------
                                                               7,871,855
                                                              ----------

                                                 Principal
                                                   Amount        Value
            Security Description               (in thousands)   (Note 3)
------------------------------------------------------------------------
Cable -- 6.9%
 Adelphia Communications Corp.
   Sr. Notes, Series B
   8.13% due 7/15/03..........................     $2,925     $  2,895,750
 Australis Holdings Property, Ltd.
   Sr. Secured Disc. Notes
   15.00% due 11/01/02(1)(2)(4)...............      1,000           20,000
 Charter Communications Holdings LLC
   Sr. Disc. Notes
   11.75% due 5/15/11(2)......................      2,500        1,450,000
 Charter Communications Holdings LLC
   Sr. Notes
   10.00% due 4/01/09.........................        400          384,000
 Charter Communications Holdings LLC
   Sr. Notes
   10.00% due 5/15/11.........................        500          462,500
 Charter Communications Holdings LLC
   Sr. Notes
   10.00% due 5/15/11(3)......................        500          477,500
 Charter Communications Holdings LLC
   Sr. Notes
   10.75% due 10/01/09........................        805          809,025
 CSC Holdings, Inc.
   Sr. Notes
   7.63% due 4/01/11..........................        700          676,483
 Echostar Communications Corp.
   Subordinated Notes
   4.88% due 1/01/07..........................      1,450        1,309,495
 Echostar DBS Corp.
   Sr. Notes
   9.25% due 2/01/06..........................        850          867,000
 Frontiervision Holding LP
   Sr. Disc. Notes
   11.88% due 9/15/07(2)......................      1,000        1,020,000
 Lodgenet Entertainment Corp.
   Sr. Notes
   10.25% due 12/15/06........................        850          871,250
 Mediacom Broadband LLC
   Sr. Notes
   11.00% due 7/15/13.........................        650          718,250
 Mediacom LLC/Capital Corp.
   Sr. Notes, Series B
   8.50% due 4/15/08..........................        500          512,500
 Northland Cable Television, Inc.
   Sr. Subordinated Notes
   10.25% due 11/15/07........................      2,025        1,680,750
 UIH Australia Pacific, Inc.
   Sr. Disc. Notes, Series B
   14.00% due 5/15/06(1)(2)...................      2,750          278,437
                                                              ------------
                                                                14,432,940
                                                              ------------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount        Value
             Security Description               (in thousands)   (Note 3)
---------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Cellular -- 5.1%
 Airgate PCS, Inc.
   Sr. Subordinated Disc. Notes
   13.50% due 10/01/09(2)(5)...................     $2,550     $  1,670,250
 American Cellular Corp.
   Sr. Subordinated Notes
   9.50% due 10/15/09..........................      2,425        1,782,375
 Celcaribe SA
   Sr. Secured Notes
   14.50% due 3/15/04(2).......................      1,700        1,207,000
 Dobson Communications Corp.
   Sr. Notes
   10.88% due 7/01/10..........................      1,750        1,697,500
 Leap Wireless International, Inc.
   Sr. Disc. Notes
   14.50% due 4/15/10(2).......................      1,750          542,500
 Microcell Telecommunications
   Sr. Disc. Notes, Series B
   14.00% due 6/01/06..........................        550          390,500
 Nextel Partners, Inc. Sr. Notes 11.00% due
   3/15/10.....................................      1,000          640,000
 Nextel Partners, Inc., Sr. Notes , Class
   A 11.00% due 3/15/10........................      1,000          640,000
 Triton PCS,
   Inc. Guaranteed Sr. Subordinated Notes 8.75%
   due 11/15/11................................        500          470,000
 Triton PCS, Inc. Sr. Subordinated
   Notes 9.38% due 2/01/11.....................        105          100,012
 US Unwired, Inc. Sr. Subordinated Disc.
   Notes Series B 13.38% due 11/01/09(2).......      2,500        1,625,000
                                                               ------------
                                                                 10,765,137
                                                               ------------
Chemicals -- 0.4%
 Geo Specialty Chemicals, Inc. Sr.
   Subordinated Notes 10.13% due 8/01/08.......        850          735,250
                                                               ------------
Computer Software -- 0.6%
 Unisys Corp. Sr. Notes 7.25% due 1/15/05......      1,150        1,144,250
                                                               ------------
Consumer Goods -- 4.6%
 Agrilink Foods, Inc. Sr. Subordinated
   Notes 11.88% due 11/01/08...................        865          906,088
 Big 5 Corp. Sr. Notes, Series B 10.88% due
   11/15/07....................................        250          250,313

                                                   Principal
                                                     Amount       Value
             Security Description                (in thousands)  (Note 3)
--------------------------------------------------------------------------
Consumer Goods (continued)
 CSK Auto, Inc. Sr. Notes 12.00% due 6/15/06(3).     $  350     $   371,000
 Diamond Triumph Auto Glass, Inc. Sr.
   Notes 9.25% due 4/01/08......................        250         235,000
 Doane Pet Care Co. Sr. Subordinated
   Notes 9.75% due 5/15/07......................      1,000         830,000
 Fleming Cos., Inc. Sr. Subordinated
   Notes 10.63% due 7/31/07(3)..................      1,750       1,782,812
 Lear Corp. Sr. Notes, Series B 8.11% due
   5/15/09......................................      2,075       2,119,467
 Pep Boys Manny Moe & Jack Notes 6.63% due
   5/15/03......................................        160         152,000
 Polymer Group, Inc. Sr. Subordinated
   Notes, Series B 9.00% due 7/01/07(1).........      1,000         300,000
 Rent-A-Center, Inc. Sr. Subordinated
   Notes 11.00% due 8/15/08.....................        370         392,200
 Rent-A-Center, Inc. Guaranteed Sr.
   Subordinated Notes, Series C 11.00% due
   8/15/08(3)...................................        700         742,000
 Rite Aid Corp. Debentures 6.88% due 8/15/13....        850         493,000
 Rite Aid Corp. Sr. Notes 11.25% due 7/01/08....      1,150         897,000
 Royster Clark, Inc. 1st Mortgage Notes 10.25%
   due 4/01/09..................................        300         195,000
                                                                -----------
                                                                  9,665,880
                                                                -----------
Consumer Services -- 2.8%
 Allied Waste North America, Inc. Sr. Notes,
   Series B 7.63% due 1/01/06...................      3,000       2,947,500
 Allied Waste North America, Inc. Sr.
   Subordinated Notes 10.00% due 8/01/09........      1,115       1,134,512
 Champion Enterprises, Inc. Sr. Notes 7.63% due
   5/15/09......................................        925         721,500
 Stewart Enterprises, Inc. Sr. Subordinated
   Notes 10.75% due 7/01/08.....................      1,025       1,127,500
                                                                -----------
                                                                  5,931,012
                                                                -----------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Electric Utilities -- 0.4%
 Mirant Americas Generation, Inc. Sr.
   Notes 8.30% due 5/01/11...................     $1,000     $    925,000

Energy -- 2.9%
 AmeriGas Partners LP/AmeriGas Eagle Finance
   Corp. Sr. Notes 8.88% due 5/20/11.........         75           77,250
 Avista Corp. Sr. Notes 9.75% due 6/01/08....        700          734,467
 Calpine Corp. Sr. Notes
   7.75% due 4/15/09.........................        200          158,000
 Calpine Corp. Sr. Notes 8.75% due 7/15/07...        700          556,500
 Edison Mission Energy Sr. Notes 10.00% due
   8/15/08...................................      1,900        1,890,500
 Forest Oil Corp. Sr. Notes 8.00% due
   12/15/11(3)...............................        500          510,000
 Frontier Oil Corp. Sr. Notes 11.75% due
   11/15/09..................................        520          553,800
 KCS Energy, Inc. Sr. Subordinated
   Notes 8.88% due 1/15/06...................        800          512,000
 Leviathan Gas Pipeline Partner LP/Leviathan
   Finance Corp. Sr. Subordinated
   Notes 10.38% due 6/01/09..................        560          604,800
 Tesoro Petroleum Corp. Sr. Subordinated
   Notes, Series B 9.00% due 7/01/08.........        125          124,375
 WCG Note Trust/WCG Note Corp. Sr. Secured
   Notes 8.25% due 3/15/04(1)(3).............        300          303,180
                                                             ------------
                                                                6,024,872
                                                             ------------
Energy Services -- 3.9%
 AES Corp. Sr. Notes 8.75% due 6/15/08.......        375          288,750
 Gulfmark Offshore, Inc. Sr. Notes 8.75% due
   6/01/08...................................      1,000          970,000
 Hanover Equipment Trust Sr. Secured
   Notes 8.75% due 9/01/11(3)................        275          275,000

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
Energy Services (continued)
 Northern Natural Gas Co. Sr. Notes 6.75%
   due 9/15/08(3)............................     $  575     $   547,400
 Northern Natural Gas Co. Sr. Notes 7.00%
   due 6/01/11(3)............................      1,000         935,000
 Statia Terminals International NV Mortgage
   Notes, Series B 11.75% due 11/15/03.......      3,625       3,733,750
 Swift Energy Co. Sr. Subordinated
   Notes 10.25% due 8/01/09..................        900         931,500
 Tiverton Power Associates, Ltd. Pass-Thru
   Certificates 9.00% due 7/15/18(3).........         50          41,500
 Westport Resources Corp. Sr. Subordinated
   Notes 8.25% due 11/01/11..................        450         462,375
                                                             -----------
                                                               8,185,275
                                                             -----------
Energy Sources -- 1.1%
 Magnum Hunter Resources, Inc. Sr.
   Notes 9.60% due 3/15/12(3)................        800         838,000
 Tri Union Development Corp. Sr. Secured
   Notes 12.50% due 6/01/06..................      1,800       1,543,500
                                                             -----------
                                                               2,381,500
                                                             -----------
Entertainment Products -- 1.1%
 AMC Entertainment, Inc. Sr. Subordinated
   Notes 9.50% due 2/01/11...................        650         646,750
 AMC Entertainment, Inc. Sr. Subordinated
   Notes 9.88% due 2/01/12(3)................        675         678,375
 Six Flags, Inc. Sr. Notes 8.88% due
   2/01/10(3)................................      1,000       1,012,500
                                                             -----------
                                                               2,337,625
                                                             -----------
Financial Services -- 5.1%
 Americredit Corp. Sr. Notes 9.25% due
   2/01/04...................................      1,850       1,847,687
 Americredit Corp. Sr. Notes, Series B 9.88%
   due 4/15/06...............................        500         505,000
 Bear Island Paper Co. LLC Sr. Secured
   Notes, Series B 10.00% due 12/01/07.......      1,020         869,550

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount        Value
            Security Description                (in thousands)   (Note 3)
------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Financial Services (continued)
 Bluewater Finance, Ltd. Sr. Notes 10.25%
   due 2/15/12(3)..............................     $  675     $    702,000
 Caithness Coso Funding Corp. Sr. Secured
   Notes 9.05% due 12/15/09....................      1,200        1,239,000
 Dana Credit Corp. Medium Term Notes 7.25%
   due 12/16/02................................        670          663,300
 Finova Group, Inc. Sr. Secured Notes 7.50%
   due 11/15/09................................      1,825          634,188
 La Quinta Corp. Medium Term Notes 7.51% due
   9/26/03.....................................        650          641,271
 LaBranche & Co., Inc.
   Sr. Subordinated Notes 12.00% due 3/02/07...      1,700        1,946,500
 Meditrust
   Notes 7.11% due 8/15/04(3)..................        350          340,813
 Nexstar Finance LLC/Nexstar
   Finance, Inc. Sr. Subordinated
   Notes 12.00% due 4/01/08....................        650          698,750
 Xerox Credit Corp.
   Notes 6.13% due 2/18/14.....................        950          741,000
                                                               ------------
                                                                 10,829,059
                                                               ------------
Food Retail -- 0.5%
 Great Atlantic & Pacific Tea Co.
   Sr. Notes 9.13% due 12/15/11................        950          997,500
                                                               ------------
Food Beverages -- 0.2%
 Cott Beverages, Inc.
   Guaranteed Sr. Subordinated Notes 8.00%
   due 12/15/11(3).............................        500          506,250
                                                               ------------
Food, Beverage & Tobacco -- 0.6%
 Smithfield Foods, Inc.
   Sr. Notes 8.00% due 10/15/09................      1,200        1,221,000
                                                               ------------

                                                  Principal
                                                    Amount        Value
            Security Description                (in thousands)   (Note 3)
------------------------------------------------------------------------
Forest Products -- 2.2%
 Berry Plastics Corp.
   Sr. Subordinated Notes 11.00% due 7/15/07...     $  100     $    108,000
 BPC Holdings Corp.
   Sr. Secured Notes, Series B 12.50% due
   6/15/06.....................................        500          510,000
 Buckeye Technologies, Inc.
   Sr. Subordinated Notes 8.50% due 12/15/05...      1,000          900,000
 Crown Cork & Seal Co., Inc.
   Notes 8.38% due 1/15/05.....................      2,000        1,480,000
 Fibermark, Inc.
   Sr. Notes 10.75% due 4/15/11................      1,050          924,000
 Packaged Ice, Inc.
   Sr. Notes 9.75% due 2/01/05.................        425          335,750
 Specialty Paperboard, Inc.
   Sr. Notes, Series B 9.38% due 10/15/06......        300          264,000
                                                               ------------
                                                                  4,521,750
                                                               ------------
Gaming -- 2.6%
 Argosy Gaming
   Sr. Subordinated Notes 9.00% due 9/01/11....        800          844,000
 Hollywood Casino Corp.
   Sr. Secured Notes 11.25% due 5/01/07........      1,000        1,106,250
 Hollywood Casino
   Shreveport/Shreveport Capital Corp. 1st
   Mortgage Notes 13.00% due 8/01/06...........        105          112,613
 Horseshoe Gaming LLC
   Sr. Subordinated Notes, Series B 9.38%
   due 6/15/07.................................        500          525,000
 Isle of Capri Casinos, Inc.
   Sr. Subordinated Notes 8.75% due 4/15/09....        725          725,906
 Mandalay Resort Group
   Sr. Subordinated Notes 6.75% due 7/15/03....        500          502,500
 Park Place Entertainment Corp.
   Sr. Subordinated Notes 8.13% due 5/15/11....      1,000        1,005,000
 Riviera Black Hawk, Inc.
   1st Mortgage Notes 13.00% due 5/01/05.......        665          665,000
                                                               ------------
                                                                  5,486,269
                                                               ------------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                               Principal
                                                 Amount        Value
          Security Description               (in thousands)   (Note 3)
---------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Health Services -- 7.3%
 Amerisourcebergen Corp.
   Sr. Notes 8.13% due 9/01/08..............     $  500     $    523,750
 Express Scripts, Inc.
   Sr. Notes 9.63% due 6/15/09..............        850          926,500
 Healthsouth Corp.
   Sr. Notes 7.00% due 6/15/08..............      1,000          965,000
 Healthsouth Corp.
   Sr. Subordinated Notes 10.75% due
   10/01/08.................................        200          220,000
 IASIS Healthcare Corp.
   Sr. Subordinated Notes 13.00% due
   10/15/09.................................      1,520        1,504,800
 ICN Pharmaceuticals, Inc. Sr.
   Notes 8.75% due 11/15/08.................      2,030        2,362,413
 ICN Pharmaceuticals, Inc. Sr.
   Notes 8.75% due 11/15/08.................      2,675        3,113,031
 Lifepoint Hospitals Holdings, Inc. Sr.
   Subordinated Notes 10.75% due 5/15/09....        730          843,150
 National Health Investors,
   Inc. Notes 7.30% due 7/16/07.............        620          551,800
 PharMerica, Inc. Sr. Subordinated
   Notes 8.38% due 4/01/08..................        450          465,750
 Physician Sales & Service Sr.
   Subordinated Notes 8.50% due 10/01/07....      1,000        1,010,000
 Rotech Healthcare, Inc. Sr. Subordinated
   Notes 9.50% due 4/01/12(3)...............        250          258,125
 Service Corp. International Notes 7.70%
   due 4/15/09..............................        600          562,500
 Triad Hospitals, Inc. Sr. Notes, Series
   B 8.75% due 5/01/09......................        750          797,812
 Unilab Finance Corp. Sr. Subordinated
   Notes 12.75% due 10/01/09................        195          224,494
 Universal Hospital Services, Inc. Sr.
   Notes 10.25% due 3/01/08.................      1,000          970,000
                                                            ------------
                                                              15,299,125
                                                            ------------

                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
-------------------------------------------------------------------------
Housing -- 0.5%
 Collins & Aikman Floorcoverings, Inc. Sr.
   Subordinated Notes 9.75% due 2/15/10(3)...     $  400     $    418,500
 Oakwood Homes Corp. Sr. Notes 7.88% due
   3/01/04...................................        925          610,500
                                                             ------------
                                                                1,029,000
                                                             ------------
Leisure & Tourism -- 6.0%
 American Airlnes, Inc. Pass-Thru
   Certificates, Series 2001-2, Class
   C 7.80% due 10/01/06(3)...................        950          921,405
 Atlas Air, Inc. Pass-Thru
   Certificates, Series 1999-1, Class
   C 8.77% due 1/02/11.......................        336          298,602
 Atlas Air, Inc. Sr. Notes 9.25% due 4/15/08.        700          588,000
 Atlas Air, Inc. Sr. Notes 9.38% due 11/15/06        275          236,500
 Atlas Air, Inc. Pass-Thru
   Certificates, Series 2000-L, Class
   C 9.70% due 1/02/08.......................        143          132,591
 Atlas Air, Inc. Sr. Notes 10.75% due 8/01/05        900          810,000
 Aztar Corp. Sr. Subordinated Notes 8.88%
   due 5/15/07...............................        895          921,850
 Boyd Gaming Corp. Sr. Subordinated
   Notes 8.75% due 4/15/12(3)................      1,000        1,000,000
 Courtyard by Marriott Sr. Secured Notes,
   Series B 10.75% due 2/01/08...............        800          827,000
 Felcor Lodging LP Sr. Notes 8.50% due
   6/01/11...................................        750          768,750
 Host Marriott LP Sr. Notes, Series E 8.38%
   due 2/15/06...............................      1,750        1,758,750
 Mohegan Tribal Gaming Authority Sr.
   Subordinated Notes 8.00% due 4/01/12(3)...        400          399,000
 Park Place Entertainment Corp. Sr.
   Subordinated Notes 7.88% due 3/15/10(3)...        500          494,375

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount        Value
             Security Description              (in thousands)   (Note 3)
--------------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Leisure & Tourism (continued)
 Pinnacle Entertainment,
   Inc. Sr. Subordinated Notes, Series B 9.50%
   due 8/01/07................................     $  850     $    807,500
 Prime Hospitality Corp. Sr. Subordinated
   Notes 9.75% due 4/01/07....................        525          544,687
 RFS Partnership LP Sr. Notes 9.75% due
   3/01/12(3).................................        350          360,500
 True Temper Sports, Inc. Sr. Subordinated
   Notes 10.88% due 12/01/08..................        170          180,200
 Vail Resorts, Inc. Sr. Subordinated
   Notes 8.75% due 5/15/09(3).................        500          507,500
 Vail Resorts, Inc. Sr. Subordinated
   Notes 8.75% due 5/15/09(3).................      1,000        1,017,500
                                                              ------------
                                                                12,574,710
                                                              ------------
Manufacturing -- 1.4%
 Amkor Technology, Inc. Sr. Notes 9.25% due
   5/01/06....................................        350          343,875
 Amkor Technology, Inc. Sr. Notes 9.25% due
   2/15/2008..................................        775          757,563
 Anvil Knitwear, Inc. Sr. Notes, Series
   B 10.88% due 3/15/07.......................         45           41,175
 Grey Wolf, Inc. Sr. Notes 8.88% due 7/01/07..        635          647,700
 ITT Corp. Notes 6.75% due 11/15/05...........      1,000          978,910
 USI American Holdings, Inc. Sr. Notes,
   Series B 7.25% due 12/01/06................        175          143,500
                                                              ------------
                                                                 2,912,723
                                                              ------------

                                                   Principal
                                                     Amount       Value
             Security Description                (in thousands)  (Note 3)
-------------------------------------------------------------------------
Metals & Minerals -- 0.8%
 Acme Metals, Inc. Sr. Secured Notes 12.50% due
   8/01/02(1)(4)................................     $1,500     $  150,000
 AK Steel Corp. Sr. Notes 9.13% due 12/15/06....        500        515,000
 California Steel Industries, Inc.
   Sr. Notes, Series B 8.50% due 4/01/09........         50         50,000
 Kaiser Aluminum & Chemical Corp. Sr.
   Notes 9.88% due 2/15/02(1)...................        300        220,500
 Kaiser Aluminum & Chemical Corp. Sr. Notes,
   Series B 10.88% due 10/15/06(1)..............        400        294,000
 National Steel Corp. 1st Mortgage Bonds,
   Series D 9.88% due 3/01/09(1)................        300         60,375
 Renco Metals, Inc. Sr. Notes 11.50% due
   7/01/03(1)...................................      2,150        215,000
 WCI Steel, Inc. Sr. Secured Notes, Series B
   10.00% due 12/01/04..........................        330        125,400
                                                                ----------
                                                                 1,630,275
                                                                ----------
Multi-Industry -- 0.1%
 Venture Holdings Trust Sr. Notes, Series
   B 9.50% due 7/01/05..........................        250        225,000
                                                                ----------
Office Products -- 0.4%
 Xerox Corp. Notes 5.50% due 11/15/03...........        700        654,500
 Xerox Corp. Notes 7.15% due 8/01/04............        250        233,750
                                                                ----------
                                                                   888,250
                                                                ----------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                              Principal
                                                Amount        Value
          Security Description              (in thousands)   (Note 3)
---------------------------------------------------------------------
CORPORATE BONDS & NOTES (continued)
Real Estate Companies -- 0.4%
 Omega Healthcare Investors, Inc.
   Notes 6.95% due 8/01/07.................     $1,000     $    870,000
                                                           ------------
Real Estate Investment Trusts -- 0.6%
 Health Care REIT, Inc. Notes 7.63% due
   3/15/08.................................        300          291,885
 National Health Investors, Inc.
   Subordinated Debentures 7.00% due
   2/01/04.................................        200          164,397
 Senior Housing Properties Trust
   Sr. Notes
   8.63% due 1/15/12.......................        750          778,125
                                                           ------------
                                                              1,234,407
                                                           ------------
Retail -- 2.9%
 AmeriGas Partners LP/AmeriGas Eagle
   Finance Corp. Sr. Notes 10.00% due
   4/15/06.................................        525          556,500
 Cole National Group, Inc. Sr.
   Subordinated Notes 9.88% due 12/31/06...      1,500        1,515,000
 Dillards, Inc. Notes 6.43% due 8/01/04....        400          391,356
 Dillards, Inc. Notes 6.69% due 8/01/07....        200          188,480
 Dillards, Inc. Notes 7.15% due 2/01/07....        400          387,580
 JC Penney Co., Inc. Notes 7.38% due
   8/15/08.................................      1,000          940,000
 Saks, Inc. Notes 7.38% due 2/15/19........      1,000          810,000
 Saks, Inc. Notes 9.88% due 10/01/11.......      1,175        1,222,000
                                                           ------------
                                                              6,010,916
                                                           ------------
Steel -- 0.3%
 Steel Dynamics, Inc. Sr. Notes 9.50% due
   3/15/09(3)..............................        500          520,000
                                                           ------------

                                                 Principal
                                                   Amount         Value
            Security Description              (in thousands)**   (Note 3)
--------------------------------------------------------------------------
Telecommunications -- 4.2%
 Alamosa Delaware, Inc. Sr. Notes 13.63% due
   8/15/11...................................      $1,475      $  1,268,500
 American Tower Corp. Sr. Notes 9.38% due
   2/01/09...................................         675           499,500
 IPCS, Inc. Sr. Disc. Notes 14.00% due
   7/15/10(2)................................       1,400           784,000
 Loral Cyberstar, Inc. Sr. Notes 10.00% due
   7/15/06...................................       1,100           759,000
 Marconi Corp. PLC Sr. Bonds 7.75% due
   9/15/10...................................       2,100           651,000
 Nextel Communications, Inc. Sr. Disc.
   Notes 9.75% due 10/31/07(2)...............       2,250         1,451,250
 Panamsat Corp. Notes 6.38% due 1/15/08......         425           393,444
 Panamsat Corp. Sr. Notes 8.50% due
   2/01/12(3)................................          75            74,625
 Pegasus Satellite Communications, Inc. Sr.
   Subordinated Disc. Notes 13.50% due
   3/01/07(2)................................         900           396,000
 Rogers Wireless Communications, Inc. Sr.
   Secured Notes 9.63% due 5/01/11...........         375           348,750
 Rural Cellular Corp. Sr. Subordinated
   Notes 9.75% due 1/15/10(3)................       1,750         1,443,750
 Tritel PCS, Inc. Sr. Subordinated
   Notes 10.38% due 1/15/11..................         725           819,250
                                                               ------------
                                                                  8,889,069
                                                               ------------
Total Corporate Bonds & Notes
   (cost $174,048,185).......................                   165,400,111
                                                               ------------
FOREIGN BONDS & NOTES -- 6.1%
Broadcasting -- 0.5%
 Central European Media Enterprises,
   Ltd. Sr. Notes 9.38% due 8/15/04..........       2,000         1,100,000
                                                               ------------

      SunAmerica High Yield Bond Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount         Value
            Security Description              (in thousands)**   (Note 3)
--------------------------------------------------------------------------
FOREIGN BONDS & NOTES (continued)
Building Materials -- 0.2%
 Ainsworth Lumber Co., Ltd. Sr. Secured
   Notes 12.50% due 7/15/07..................      $  475      $    501,125
                                                               ------------
Business Services -- 0.0%
 Pierce Leahy Command Co. Sr. Notes 8.13%
   due 5/15/08...............................         100           101,250
                                                               ------------
Cable -- 0.8%
 Callahan Nordrhein-Westfalen Sr. Disc.
   Notes 16.00% due 7/15/10(2)...............       1,500           150,000
 Comcast UK Cable Partners, Ltd. Sr. Disc.
   Notes 11.20% due 11/15/07.................       1,625         1,300,000
 Ono Finance PLC Notes 13.00% due 5/01/09....         600           276,000
                                                               ------------
                                                                  1,726,000
                                                               ------------
Cellular -- 1.0%
 Filtronic PLC Sr. Notes 10.00% due 12/01/05.       2,100         2,123,625
                                                               ------------
Energy -- 1.3%
 Calpine Canada Energy Finance ULC
   Guaranteed Sr. Notes 8.50% due 5/01/08....       3,325         2,651,687
                                                               ------------
Energy Services -- 0.4%
 AES Drax Energy, Ltd. Sr. Secured Notes,
   Series B 11.50% due 8/30/10...............       1,860           818,400
                                                               ------------
Financial Services -- 0.2%
 Fairfax Final Holdings, Ltd. Notes 7.38%
   due 3/15/06...............................         450           337,500
                                                               ------------
Forest Products -- 0.6%
 Norske Skog Canada, Ltd. Sr. Notes 8.63%
   due 6/15/11(3)............................       1,250         1,265,625
                                                               ------------
Leisure & Tourism -- 0.2%
 Dunlop Standard Aerospace Holdings PLC Sr.
   Subordinated Notes 11.88% due 5/15/09.....         400           408,000
                                                               ------------
Manufacturing -- 0.4%
 International Utility Structures, Inc. Sr.
   Subordinated Notes 10.75% due 2/01/08(4)..       2,150           860,000
                                                               ------------

                                                 Principal
                                                   Amount
                                              (in thousands)**    Value
            Security Description                   Shares        (Note 3)
--------------------------------------------------------------------------
Metals & Minerals -- 0.2%
 Russel Metals, Inc. Guaranteed Sr.
   Notes 10.00% due 6/01/09..................     $    300     $    313,500
                                                               ------------
Telecommunications -- 0.3%
 Flextronics International, Ltd. Sr.
   Subordinated Notes 9.88% due 7/01/10......          310          332,088
 Microcell Telecommunications, Inc. Sr.
   Disc. Notes 12.00% due 6/01/09(2).........          925          333,000
                                                               ------------
                                                                    665,088
                                                               ------------
Total Foreign Bonds & Notes
   (cost $16,913,056)........................                    12,871,800
                                                               ------------
COMMON STOCK -- 0.1%
Cable -- 0.0%
 Ono Finance PLC(3)..........................          500              563
                                                               ------------
Cellular -- 0.0%
 International Wireless Communications
   Holdings, Inc.+(4)........................      157,119           15,712
                                                               ------------
Energy -- 0.0%
 Tribo Petroleum Corp.(4)....................        1,800               18
                                                               ------------
Financial Services -- 0.0%
 Grove Investors, Inc.(4)....................        3,999           16,196
                                                               ------------
Gaming -- 0.0%
 Capital Gaming International, Inc.+(4)......          241                2
                                                               ------------
Metals & Minerals -- 0.1%
 Metal Management, Inc.+.....................      137,510          199,389
                                                               ------------
Total Common Stock
   (cost $2,661,738).........................                       231,880
                                                               ------------
PREFERRED STOCK -- 4.8%
Business Services -- 0.1%
 Earthwatch, Inc., Series C 8.50%(3) (4).....      266,031          133,016
                                                               ------------
Cable -- 2.2%
 Adelphia Communications Corp. 13.00%........        6,000          571,500
 CSC Holdings, Inc. 11.13%...................       40,000        4,100,000
                                                               ------------
                                                                  4,671,500
                                                               ------------
Cellular -- 0.4%
 Dobson Communications Corp. 12.25%..........          250          203,125
 Nextel Communications, Inc. 11.13%..........        1,786          625,100
                                                               ------------
                                                                    828,225
                                                               ------------

      SunAmerica High Bond Yield Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


                                                   Shares/     Value
              Security Description                 Warrants   (Note 3)
-----------------------------------------------------------------------
PREFERRED STOCK (continued)
Financial Services -- 0.2%
 Sinclair Capital 11.36%..........................   4,000  $    421,000
                                                            ------------
Manufacturing -- 0.2%
 Anvil Holdings, Inc. 13.00%(6)...................  29,333       447,333
                                                            ------------
Real Estate Investment Trust -- 0.8%
 Sovereign Real Estate Investment Trust 12.00%(3). 150,000     1,653,750
                                                            ------------
Telecommunications -- 0.9%
 Broadwing Communications, Inc. 12.50%............   4,700     1,880,000
                                                            ------------
Total Preferred Stock
   (cost $13,119,101).............................            10,034,824
                                                            ------------
WARRANTS -- 0.1%
Broadcasting -- 0.0%
 XM Satellite Radio, Inc.+(4).....................   1,000            10
                                                            ------------
Cable -- 0.0%
 Knology Holdings, Inc.+(3)(4)....................   4,500            45
 UIH Australia Pacific, Inc.+(4)..................       1            10
                                                            ------------
                                                                      55
                                                            ------------
Cellular -- 0.0%
 Leap Wireless International, Inc.+(3)............   4,200       129,000
 Occidente Y Caribe Celular SA+(4)................   7,750            78
                                                            ------------
                                                                 129,078
                                                            ------------
Energy Services -- 0.1%
 Key Energy Services, Inc.+.......................   1,900       163,162
                                                            ------------
Financial Services -- 0.0%
 Grove Investors, Inc.+(4)........................   2,222             0
                                                            ------------
Telecommunications -- 0.0%
 GT Group Telecom, Inc.+(3)(4)....................   2,650            26
 KMC Telecom Holdings, Inc.+(4)...................   3,650             0
 Motient Corp.+(4)................................   1,750            18
                                                            ------------
                                                                      44
                                                            ------------
Total Warrants
   (cost $600,062)................................               292,349
                                                            ------------
Total Investment Securities -- 90.1%
   (cost $207,342,142)............................           188,830,964
                                                            ------------

                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.9%
 UBS Warburg LLC Joint Repurchase Agreement
   Account (Note 3)..........................    $18,324     $ 18,324,000
 State Street Bank & Trust Co. Joint
   Repurchase Agreement Account (Note 3).....        440          440,000
                                                             ------------
Total Repurchase Agreements
   (cost $18,764,000)........................                  18,764,000
                                                             ------------
TOTAL INVESTMENTS --
    (cost $226,106,142*).....................       99.0%     207,594,964
Other assets less liabilities................        1.0        2,007,965
                                                 -------     ------------
NET ASSETS --                                      100.0%    $209,602,929
                                                 =======     ============

--------
 * See Note 6
** In United States dollars unless otherwise indicated.
 +   Non-income producing securities
 #   Security represents an investment in an affiliated company.
(1) Bond in default
(2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
(3) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
(4) Fair valued security; See Note 3
(5) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(6) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash.

Allocation of investment by country as a percentage of net assets as of March 31, 2002:

                              United States  92.9%
                              Canada          3.0
                              United Kingdom  1.3
                              Bermuda         1.1
                              Cayman Islands  0.4
                              Singapore       0.2
                              Germany         0.1
                                             ----
                                             99.0%
                                             ====

See Notes to Financial Statements.

      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 89.1%
Alabama -- 0.0%
 Alabama Housing Finance Authority, Single
   Family Mortgage, 6.40% due 4/01/25........     $   40     $    40,000
                                                             -----------
Alaska -- 0.7%
 Anchorage Alaska Correctional Facility
   Lease Revenue, 5.88% due 2/01/13+.........        615         665,664
                                                             -----------
Arkansas -- 0.1%
 Arkansas State Development Finance
   Authority, Single Family Mortgage
   Revenue, 9.00% due 6/01/14+...............        100         101,132
                                                             -----------
California -- 11.3%
 California Housing Finance Agency, Revenue,
   Series H, 6.15% due 8/01/16...............      1,000       1,042,380
 Los Angeles California Department Water And
   Power, Revenue, Series A-A-1, 5.25% due
   7/01/18+..................................      5,000       5,073,850
 San Jose California, Redevelopment Agency
   Tax Allocation, 5.00% due 8/01/21+........      5,000       4,866,450
                                                             -----------
                                                              10,982,680
                                                             -----------
Colorado -- 3.3%
 El Paso County Colorado, Single Family
   Mortgage Revenue, zero coupon due 9/01/15.      2,000       1,004,700
 Highlands Ranch Metropolitan District,
   Colorado General Obligation, 6.50% due
   6/15/09+..................................      1,960       2,223,267
                                                             -----------
                                                               3,227,967
                                                             -----------
District of Columbia -- 0.1%
 District of Columbia, Prerefunded, Series
   B, 5.50% due 6/01/09+.....................         45          48,352
                                                             -----------
Florida -- 5.3%
 Lee County Florida, Airport Revenue, Series
   A, 5.75% due 10/01/22+....................      5,000       5,139,850
                                                             -----------
Georgia -- 1.8%
 Municipal Electric Authority, Georgia
   Special Obligation, Series Y, 6.40% due
   1/01/09+..................................         60          67,453
 Municipal Electric Authority, Georgia
   Special Obligation, Prerefunded, Series
   Y, 6.40% due 1/01/13+.....................         85          96,890

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
----------------------------------------------------------------------
Georgia (continued)
 Municipal Electric Authority, Georgia
   Special Obligation, Series Y, 6.40% due
   1/01/13+..................................     $1,415     $1,611,643
                                                             ----------
                                                              1,775,986
                                                             ----------
Idaho -- 0.8%
 Idaho Housing & Finance Association,
   Single Family Mortgage, 5.63% due 7/01/15.        775        784,804
                                                             ----------
Illinois -- 9.8%
 Cook & Du Page Counties, Illinois High
   School, District Number 210, General
   Obligation, zero coupon due 12/01/12+.....      1,600        939,152
 Cook County, Illinois Community College,
   District Number 508, 7.70% due 12/01/07+..      4,000      4,686,960
 Illinois Health Facilities Authority,
   Lutheran General Health Systems, 7.00%
   due 4/01/08+..............................      3,400      3,851,554
                                                             ----------
                                                              9,477,666
                                                             ----------
Kentucky -- 8.9%
 Kentucky State Property & Buildings
   Commission, Project Number 74, 5.00% due
   2/01/20+..................................      5,000      4,883,750
 Louisville & Jefferson County, Kentucky
   Regional Airport Authority, Series
   A, 6.50% due 7/01/17+.....................      3,500      3,800,755
                                                             ----------
                                                              8,684,505
                                                             ----------
Maine -- 1.8%
 Maine State Housing Authority, Mortgage
   Purchase, Revenue, Series A-4, 6.38% due
   11/15/12..................................         25         25,569
 Maine State Housing Authority Mortgage
   Purchase, Revenue, Series C 5.95% due
   11/15/20..................................      1,700      1,707,463
                                                             ----------
                                                              1,733,032
                                                             ----------
Massachusetts -- 2.0%
 Massachusetts State Housing Finance Agency,
   Insured Rental, Series A, 6.60% due
   7/01/14+..................................        875        913,106
 Massachusetts State Port Authority,
   Revenue, 6.25% due 7/01/17................      1,000      1,047,870
                                                             ----------
                                                              1,960,976
                                                             ----------

      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount       Value
             Security Description               (in thousands)  (Note 3)
-------------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Michigan  -- 4.0%
 Michigan Municipal Bond Authority, Revenue
   Capital Appreciation, Local Government
   Loan, zero coupon due 5/01/16+..............     $ 2,735    $ 1,291,905
 Michigan Municipal Bond Authority, Revenue
   Capital Appreciation, Local Government
   Loan, zero coupon due 5/01/17+..............       2,875      1,274,430
 Michigan State Hospital Finance Authority,
   Revenue, Series A, 5.25% due 11/15/09+......         250        261,160
 Michigan State Hospital Finance Authority,
   Revenue, Series A, 6.25% due 11/15/14+......       1,000      1,085,240
                                                               -----------
                                                                 3,912,735
                                                               -----------
Minnesota -- 2.2%
 Minneapolis & St. Paul Minnesota,
   Metropolitan Airports, Revenue, Series
   B, 5.63% due 1/01/14+.......................       2,100      2,181,900
                                                               -----------
Missouri -- 5.7%
 Sikeston, Missouri Electric, Revenue, 6.20%
   due 6/01/10+................................       5,000      5,565,000
                                                               -----------
New Mexico -- 0.1%
 New Mexico Mortgage Finance Authority, Single
   Family Mortgage, Revenue, Series C, 8.63%
   due 7/01/17+................................          65         65,162
                                                               -----------
New York -- 5.2%
 Metropolitan Transportation Authority, New
   York Dedicated Tax Fund, Series A, 5.00%
   due 11/15/31+...............................       3,500      3,319,365
 New York State Mortgage Agency, Revenue,
   Series 77-A, 4.70% due 4/01/11..............         225        220,795
 New York State Mortgage Agency, Revenue,
   Series 40-A, 6.35% due 4/01/21..............         235        240,217
 Niagara Falls, New York, General
   Obligation, 7.50% due 3/01/13+..............         445        547,684
 Niagara Falls, New York, General
   Obligation, 7.50% due 3/01/14+..............         555        694,782
                                                               -----------
                                                                 5,022,843
                                                               -----------

                                                Principal
                                                  Amount        Value
            Security Description              (in thousands)   (Note 3)
-------------------------------------------------------------------------
North Carolina -- 2.2%
 North Carolina Housing Finance Agency,
   Revenue, Series 8-A, 6.20% due 7/01/16....    $ 2,000     $  2,087,120
                                                             ------------
North Dakota -- 0.7%
 North Dakota State Water Commission,
   Revenue, Water Development & Management
   Progress, Series A, 6.00% due 8/02/12+....        640          697,786
                                                             ------------
Ohio -- 3.9%
 Lucas County, Ohio Hospital Revenue, St
   Vincent Medical Center, 6.50% due 8/15/07+      2,545        2,631,835
 Woodridge, Ohio Local School District,
   General Obligation, 6.80% due 12/01/14+...      1,000        1,194,160
                                                             ------------
                                                                3,825,995
                                                             ------------

Oklahoma -- 0.3%
 Oklahoma Development Finance Authority,
   Pollution Control Revenue,
   Refunding, 4.88% due 6/01/14..............        250          255,775
                                                             ------------
Pennsylvania -- 0.6%
 Pennsylvania Housing Finance Agency,
   Multi-Family Mortgage, 9.38% due 8/01/28+.        120          117,960
 Philadelphia Pennsylvania Water And
   Wastewater, Revenue, 6.25% due 8/01/12+...        450          507,924
                                                             ------------
                                                                  625,884
                                                             ------------
Puerto Rico -- 5.5%
 Puerto Rico Commonwealth, Highway &
   Transportation Authority, Revenue, Series
   E, 5.50% due 7/01/21+.....................      5,000        5,319,250
                                                             ------------
South Dakota -- 2.4%
 South Dakota State Health & Educational
   Facilities Authority, Revenue, 6.25% due
   7/01/10+..................................      2,120        2,344,211
                                                             ------------

      SunAmerica Tax Exempt Insured Fund
      PORTFOLIO OF INVESTMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount       Value
            Security Description              (in thousands)  (Note 3)
-----------------------------------------------------------------------
MUNICIPAL BONDS (continued)
Texas -- 9.1%
 Carroll Texas independent School District,
   General Obligation, 6.38% due 2/15/21+....     $  730     $   838,062
 Harris County, Texas Hospital District,
   Mortgage Revenue 7.40% due 2/15/10+.......      1,450       1,644,445
 Kerrville Texas Independent School
   District, General Obligation, 6.00% due
   8/15/13+..................................        200         217,986
 Lower Colorado River Authority, Texas
   Revenue, Refunded, 5.25% due 1/01/15......        200         208,434
 San Antonio, Texas Water Revenue 5.00% due
   5/15/28...................................      5,000       4,681,950
 San Antonio, Texas, Hotel Occupancy
   Revenue, Henry B. Gonzalez Project, zero
   coupon due 8/15/17+.......................      2,700       1,160,811
 Texas State Veterans Housing
   Assistance, 6.80% due 12/01/23............         65          66,851
                                                             -----------
                                                               8,818,539
                                                             -----------
Virginia -- 1.0%
 Virginia State Housing Development
   Authority, Multi-Family, Series H, 5.50%
   due 5/01/13+..............................      1,000       1,011,650
                                                             -----------
Washington -- 0.2%
 Central Puget Sound, Washington Regional
   Transit Authority, Revenue, 5.25% due
   2/01/13+..................................        225         233,561
                                                             -----------
Wisconsin -- 0.0%
 Wisconsin Housing and Economic Development
   Authority, Home Ownership Revenue, 6.10%
   due 7/01/24...............................         30          30,256
                                                             -----------
Wyoming -- 0.1%
 Green River-Sweetwater County, Wyoming,
   Joint Powers Board Revenue, Refunding,
   Series B, 4.50% due 3/01/14+..............         50          50,259
                                                             -----------
Total Municipal Bonds
   (cost $83,989,937)........................                 86,670,540
                                                             -----------

                                                 Principal
                                                  Amount
                                              (in thousands)/   Value
            Security Description                  Shares       (Note 3)
------------------------------------------------------------------------
COMMON STOCK -- 0.1%
 Registered Investment Company
   SSgA Municipal Money Market Fund (cost
   $97,150)..................................     $97,150     $    97,150
                                                              -----------
Total Investment Securities -- 89.2%
   (cost $84,087,087)........................                  86,767,690
                                                              -----------
SHORT-TERM INVESTMENTS -- 10.0%
Arizona -- 0.4%
 Maricopa County, Arizona Industrial
   Development Authority, Revenue, 1.75% due
   4/04/02(1)................................         400         400,000
                                                              -----------
Georgia -- 3.4%
 Clayton County, Georgia Development
   Authority, Special Facilities Revenue,
   Delta Airlines Project, Series A, 1.45%
   due 4/03/02(1)............................       3,300       3,300,000
                                                              -----------
Michigan -- 1.0%
 Michigan State Housing Development
   Authority, Revenue, 1.50% due 4/04/02(1)..       1,000       1,000,000
                                                              -----------
Wisconsin -- 5.2%
 Wisconsin State Health & Educational
   Facilities Authority, Revenue, University
   Wisconsin Medical Foundation, 1.51% due
   4/03/02(1)................................       5,000       5,000,000
                                                              -----------
Total Short-Term Investments
   (cost $9,700,000).........................                   9,700,000
                                                              -----------
TOTAL INVESTMENTS --
   (cost $93,787,087*).......................        99.2%     96,467,690
Other assets less liabilities................         0.8%        788,117
                                                  -------     -----------
NET ASSETS --                                       100.0%    $97,255,807
                                                  =======     ===========

--------
 *  See Note 6
 + All or part of this security is insured by the Government National Mortgage Association ("GNMA"), Financial Security Assurance ("FSA"), Financial Guarantee Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or American Municipal Bond Assurance Corp. ("AMBAC") ($73,226,356 or 75.3% of Net Assets).
(1) Variable rate security; the rate reflected is as of March 31, 2002; maturity date reflects next reset date.

See Notes to Financial Statements.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002
--------------------------------------------------------------------------------

Note 1. Organization

   SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of six different investment series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds: SunAmerica Core Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund (formerly, Diversified Income Fund), SunAmerica High Yield Bond Fund (formerly, High Income Fund) and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives for each of the Funds are as follows:

   Core Bond Fund seeks high current income consistent with the maintenance of principal and liquidity by investing primarily in medium to high quality fixed income securities, or in securities issued by the U.S. government and mortgage-backed or asset-backed securities.

   U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by investing primarily in securities of high credit quality and relatively low duration issued or guaranteed by the U.S. government, or any agency or instrumentality thereof.

   GNMA Fund seeks current income, with capital appreciation as a secondary objective, by investing primarily in securities of high credit quality issued or guaranteed by the Government National Mortgage Association (GNMA).

   Strategic Bond Fund seeks a high level of total return by investing primarily in a broad range of bonds, including investment grade bonds, U.S. Government and agency obligations, mortgage-backed securities and U.S. and foreign high-risk and high-yield bonds.

   High Yield Bond Fund seeks a high level of total return by investing primarily in below-investment grade U.S. and foreign junk bonds.

   Tax Exempt Insured Fund seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


   Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class II shares are offered at net asset value per share plus an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 18 months of purchase.

   Class I, Class Z, and Class X are offered at net asset value per share. These classes are offered exclusively to participants in certain employee retirement plans and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each (other than Class I and Class Z) makes distribution and account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B and Class II shares are subject to higher distribution fee rates.

Note 2. Fund Mergers

   Pursuant to a plan of reorganization approved by shareholders of the North American Funds ("NA Funds") on November 7, 2001, all the assets and liabilities of the determined NA Funds were transferred in a tax-free exchange to a determined SunAmerica Mutual Fund ("SA Funds"). The details of the reorganization transactions, which were consummated on November 16, 2001, are set forth below.

   The SunAmerica Core Bond Fund, a newly created portfolio of the SunAmerica Income Funds, acquired all of the assets and liabilities of the North American Core Bond Fund. In conjunction with this reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z.

   The SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund") and the SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund"), respectively, acquired all of the assets and liabilities of the North American U.S. Government Securities Fund ("NA U.S. Government Securities Fund") and the North American Municipal Bond Fund ("NA Municipal Bond Fund"), respectively. In conjunction with the reorganizations, the SA Funds are the surviving entities. All shares of the NA U.S. Government Securities Fund and the NA Municipal Bond Fund Class A, Class B, and Class C were exchanged, tax free, for U.S. Government Securities Fund and Tax Exempt Insured Fund Class A, Class B, and Class II shares, respectively.

   The North American Strategic Income Fund ("NA Strategic Income Fund") was reorganized into the SunAmerica Diversified Income Fund ("SA Diversified Income Fund ") and renamed the SunAmerica Strategic Bond Fund ("Strategic Bond Fund"). The North American High Yield Bond Fund ("NA High Yield Bond Fund") was reorganized into the SunAmerica High Income Fund ("SA High Income Fund") and was renamed the SunAmerica High Yield Bond Fund ("High Yield Bond Fund"). However, based on accounting principles generally accepted

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

   in the United States of America, from a financial reporting standpoint, the NA Strategic Income Fund and the NA High Yield Bond Fund are the surviving entities in this reorganization. Not withstanding this financial accounting treatment, the SA Diversified Income Fund and the SA High Income Fund are the surviving entities for legal and tax reporting purposes. On November 16th, prior to the reorganization, the NA Strategic Income Fund and the NA High Yield Bond Fund declared a stock split and issued the following additional shares of stock for each share of stock owned:

                                  Class A Class B Class C* Class I Class II@
                                  ------- ------- -------- ------- ---------
   NA Strategic Income Fund...... 1.5526  1.5465   1.5436  1.5579   1.5482
   NA High Yield Bond Fund....... 0.7750  0.7735   0.7689  0.7749   0.7720

   -----
    * Class C was redesignated Class II
   @ Class II was redesignated Class Z

   The financial highlights included in these financial statements have been adjusted to reflect the stock split as if it had taken place as of the commencement of operations.

   Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

Net assets of U.S. Government Securities Fund prior to merger.................... $208,965,218
Net assets of NA U.S. Government Securities Fund prior to merger.................   48,781,692
                                                                                  ------------
Aggregate net assets of U.S. Government Securities Fund following the acquisition $257,746,910
                                                                                  ------------
Unrealized depreciation in NA U.S. Government Securities Fund.................... $   (250,422)
Net assets of Tax Exempt Insured Fund prior to merger............................ $ 88,549,335
Net assets of NA Municipal Bond Fund prior to merger.............................   16,028,648
                                                                                  ------------
Aggregate net assets of Tax Exempt Insured Fund following the acquisition........ $104,577,983
                                                                                  ------------
Unrealized appreciation in NA Municipal Bond Fund................................ $    617,075
Net assets of NA Strategic Income Fund prior to merger........................... $ 31,973,607
Net assets of SA Diversified Income Fund prior to merger.........................   50,355,280
                                                                                  ------------
Aggregate net assets of Strategic Bond Fund following the acquisition............ $ 82,328,887
                                                                                  ------------
Unrealized depreciation in SA Diversified Income Fund............................ $ (8,463,371)
Net assets of NA High Yield Bond Fund prior to merger............................ $ 70,292,776
Net assets of SA High Income Fund prior to merger................................  142,643,362
                                                                                  ------------
Aggregate net assets of High Yield Bond Fund following the acquisition........... $212,936,138
                                                                                  ------------
Unrealized depreciation in SA High Income Fund................................... $(28,926,444)

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a securities price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. The preceding procedures need not be used to determine the value of debt securities owned by a Fund if, in the opinion of the Trustees, some other method would more accurately reflect the fair market value of such debt securities in quantities owned by such Fund. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   Repurchase Agreements: Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in joint repurchase agreement transactions with other affiliated investment companies. The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

*


      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


   As of March 31, 2002 the U.S. Government Securities Fund, GNMA Fund, and High Yield Bond Fund had a 0.11%, 0.41%, and 0.21% undivided interest, respectively, which represented $241,000, $866,000, and $440,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. In addition, the U.S. Government Securities Fund, GNMA Fund, and High Yield Bond Fund, had a 9.75%, 10.00%, and 9.16% undivided interest which represented $19,500,000, $20,000,000, and $18,324,000, respectively, in principal amount in a joint repurchase agreement with UBS Warburg LLC. As of such date, the repurchase agreements in the joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co. Repurchase Agreement, 1.75% dated 3/28/02 in the principal amount of $210,427,000, repurchase price $210,467,916 due 4/01/02, collateralized by $61,760,000 U.S. Treasury Bills 1.66% due 5/09/02 and $154,210,000 U.S. Treasury Bills 1.72% due 8/15/02, which together have an approximate market value of $214,659,025.

   UBS Warburg LLC Repurchase Agreement, 1.82% dated 3/28/02, in the principal amount of $200,000,000, repurchase price $200,040,444 due 4/01/02, collateralized by $93,738,000 U.S. Treasury Bonds 7.50% due 11/15/16, $100,000,000 U.S. Treasury Bonds 5.50% due 8/15/28, which together have an approximate market value of $204,001,495.

   Securities Transactions, Investment Income, Dividends and Distributions to
   Shareholders: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. For federal income tax purposes, the Funds do not amortize market premiums (except for Tax Exempt Insured Fund) or accrete market discounts (except for Core Bond Fund, Strategic Bond Fund and High Yield Bond Fund) except original issue discounts for which amortization is required for federal income tax purposes.

   Effective April 1, 2001, the Trust adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies requiring amortization of premiums and accretion of discount on fixed income securities. Prior to April 1, 2001, the U.S. Government Securities, GNMA and Tax Exempt Insured Funds did not accrete discounts and the U.S. Government Securities, GNMA and Strategic Bond did not amortize market premiums for financial reporting purposes. Based on securities held by the U.S. Government Securities Fund, the GNMA Fund, and the Tax Exempt Insured Fund on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets, but resulted in an adjustment of $(322,548), $(31,472), and $43,550, respectively to the cost of investment securities for the Funds. Based on securities held by the Strategic Bond Fund and the High Yield Bond Fund on November 1, 2001, the cumulative effect of this accounting change has no impact on total net assets, but resulted in an adjustment of $(10,552) and $(4,143), respectively, to the cost of investment securities of the Funds. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


   The effect of this change for the fiscal periods ended March 31, 2002 was as follows:

                                                 Unrealized
                                       Net      appreciation   Net realized
                                    investment (depreciation)  gain (loss)
                                      income   on investments on investments
                                    ---------- -------------- --------------
    U.S. Government Securities Fund $(235,712)    $ 94,249       $141,463
    GNMA Fund......................   (54,455)     (31,836)        86,291
    Strategic Bond Fund............   (84,766)      54,574         30,192
    High Yield Bond Fund...........  (340,440)     226,020        114,420
    Tax Exempt Insured Fund........    20,282       38,112        (58,394)

   Common expenses incurred by the Trust are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected. Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal income tax or excise tax provisions are required.

   Investment Securities Loaned: During the period ended March 31, 2002, U.S. Government Securities Fund and GNMA Fund participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Funds receive cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Funds may use the cash collateral received to invest in short-term investments which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the Funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected

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      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

   as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Funds may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   At March 31, 2002, there were no loaned securities outstanding in the U.S. Government Securities Fund or GNMA Fund. For the periods ended March 31, 2002, U.S. Government Securities Fund and GNMA Fund earned $163,712 and $288,430 of fee income, net of rebates, related to security lending transactions, respectively.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Funds are required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Funds' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Funds as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

   Mortgage-Backed Dollar Rolls: During the fiscal periods ended March 31, 2002, the Core Bond Fund, U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund entered into dollar rolls using "to be announced" ("TBA") mortgage-backed securities. TBA transactions are recorded for book purposes, based on the type of the transaction. For TBA transactions that are entered into as financing transactions (selling a mortgage-backed security for delivery in the future and simultaneously contracting to purchase a substantially similar security at a specified future date), income is recorded for the difference between the current sale price and the lower forward price for the future purchase. For TBA transactions for which delivery of the security is accepted, the transaction is treated as a purchase/sale transaction and a realized gain or loss is recorded on the date that the transaction is entered into for the difference between the purchase and sale price.

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SAAMCo and its affiliates.

   The Funds pay SAAMCo a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                                     Management
                                                   Assets               Fees
                                         --------------------------- ----------
Core Bond Fund..........................           $0 - $200 million   0.600%
                                         (greater than) $200 million   0.525
                                         (greater than) $500 million   0.475
U.S. Government Securities Fund.........           $0 - $200 million   0.650
                                         (greater than) $200 million   0.620
                                         (greater than) $400 million   0.550
GNMA Fund...............................            $0 - $25 million   0.550
                                          (greater than) $25 million   0.500
                                          (greater than) $50 million   0.450
Strategic Bond Fund.....................           $0 - $350 million   0.650
                                         (greater than) $350 million   0.600
High Yield Bond Fund....................           $0 - $200 million   0.750
                                         (greater than) $200 million   0.720
                                         (greater than) $400 million   0.550
Tax Exempt Insured Fund.................           $0 - $350 million   0.500
                                         (greater than) $350 million   0.450

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


   Prior to November 16, 2001, the annual investment advisory and management fee percentages for the U.S. Government Securities Fund was 0.75% of average daily net assets up to $200 million; 0.72% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million. The annual investment advisory and management fees for the GNMA Fund and Tax Exempt Insured Fund remained the same.

   Prior to November 16, 2001, American General Asset Management Corp. ("AGAM") Inc. was the adviser for the Core Bond Fund, Strategic Bond Fund and the High Yield Bond Fund (operating as the North American Funds). AGAM received fees at the following annual percentages of each fund's average daily net assets:

                                                                     Management
                                                   Assets               Fees
                                         --------------------------- ----------
Core Bond Fund..........................           $0 - $200 million   0.600%
                                         (greater than) $200 million   0.525
                                         (greater than) $500 million   0.475
Strategic Bond Fund.....................           $0 - $ 50 million   0.750
                                         (greater than) $ 50 million   0.700
                                         (greater than) $200 million   0.650
                                         (greater than) $500 million   0.600
High Yield Bond Fund....................           $0 - $200 million   0.825
                                         (greater than) $200 million   0.725
                                         (greater than) $500 million   0.675

   The Core Bond Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund are subadvised by AIG Global Investment Corp. ("AIGGIC") pursuant to a subadvisory agreement with SAAMCo. AIGGIC is an indirect wholly-owned subsidiary of AIG and an affiliate of SunAmerica. AIGGIC receives the following fees, based upon each Fund's average daily net assets:

                                              Sub-advisory Fees
              -                -----------------------------------------------
                               Core Bond Strategic Bond High Yield  Tax Exempt
 Assets                          Fund         Fund      Bond Fund  Insured Fund
 ------                        --------- -------------- ---------- ------------
 $0 - $200 million............   0.25%        0.35%        0.45%       0.25%
    (greater than)$200 million   0.20         0.25         0.35        0.25
    (greater than)$500 million   0.15         0.20         0.30        0.25

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


   Prior to November 16, 2001, AGAM was the adviser for the Core Bond Fund, Strategic Bond Fund, and the High Yield Bond Fund (operating as the North American Funds). These Funds were sub-advised by American General Investment Management, L.P. ("AGIM"). AGIM is an indirect wholly-owned subsidiary of AIG and received fees at a rate of 0.23%, 0.45%, and 0.35% of daily average net assets for the Core Bond Fund, High Yield Bond Fund, and the Strategic Bond Fund, respectively. For the periods ended March 31, 2002, expenses were reimbursed to the Funds as follows:

                                               SAAMCO   AGAM
                                              -------- -------
Core Bond Class A............................ $  3,512 $   444
Core Bond Class B............................    4,425     361
Core Bond Class II...........................    4,739     327
Core Bond Class I............................   10,270   1,830
Core Bond Class Z............................    1,349  25,482
U.S. Government Securities Fund Class A......    5,833      --
U.S. Government Securities Fund Class B......    4,141      --
U.S. Government Securities Fund Class II.....   11,175      --
GNMA Fund Class A............................  184,299      --
GNMA Fund Class B............................  125,941      --
GNMA Fund Class II...........................   58,635      --
GNMA Fund Class I............................    1,542      --
GNMA Fund Class X............................    2,000      --
Strategic Bond Class A.......................       --   1,087
Strategic Bond Class B.......................       --   1,281
Strategic Bond Class II......................       --   3,160
Strategic Bond Class I.......................       --   2,509
High Yield Bond Class A......................       --      69
High Yield Bond Class B......................       --     277
High Yield Bond Class II.....................      246     185
High Yield Bond Class I......................    4,552     259
High Yield Bond Class Z......................       28   7,907
Tax Exempt Insured Fund Class II.............   13,996      --

   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans, hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the Trustees determined

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

   that there was a reasonable likelihood that each Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class A, Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class II Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period ended March 31, 2002, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

   Prior to November 16, 2001, the Core Bond Fund, Strategic Bond Fund, and High Yield Bond Fund were subject to a different Distribution Agreement with American General Fund Distributions, Inc. ("AGFD"). Under this agreement AGFD received fees as follows:

Class A 0.35% of average daily net assets
Class B 1.00% of average daily net assets
Class C 1.00% of average daily net assets

   In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I Shareholders.

   SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class II fund shares. SACS has advised the Funds that for the period ended March 31, 2002, the proceeds received from Class A and Class II sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class II redemptions were as follows:

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


                                                         Class A                     Class B
                                         ---------------------------------------- --------------
                                                                                    Contingent
                                           Sales      Affiliated   Non-affiliated Deferred Sales
                                          Charges   Broker-dealers Broker-dealers    Charges
                                         ---------- -------------- -------------- --------------
Core Bond Fund.......................... $    5,085    $  1,767       $  2,384       $  1,724
U.S. Government Securities..............    282,762     117,026        103,969        102,925
GNMA Fund...............................  1,042,094     481,522        372,482        293,239
Strategic Bond Fund.....................     31,299      12,140         14,097         32,581
High Yield Bond Fund....................    123,958      20,981         82,694         94,673
Tax Exempt Insured Fund.................     64,664      21,116         31,155         44,770

                                                        Class II                   Class II
                                         -------------------------------------- --------------
                                                                                  Contingent
                                          Sales     Affiliated   Non-affiliated Deferred Sales
                                         Charges  Broker-dealers Broker-dealers    Charges
                                         -------- -------------- -------------- --------------
Core Bond Fund.......................... $  1,702    $ 1,135        $    567       $   292
U.S. Government Securities..............   36,936     11,270          25,666         8,979
GNMA Fund...............................  228,624     91,003         137,621        52,273
Strategic Bond Fund.....................   12,139      3,150           8,989         6,661
High Yield Bond Fund....................   31,216      6,406          24,810         8,335
Tax Exempt Insured Fund.................   15,844      9,549           6,295         2,536

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the period ended March 31, 2002 the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                                            Payable At
                                                 Expenses March 31, 2002
                                                 -------- --------------
       Core Bond Fund Class A................... $  4,089    $   920
       Core Bond Fund Class B...................    2,763        626
       Core Bond Fund Class II..................    3,028        707
       Core Bond Fund Class I...................   18,175      4,043
       U. S. Government Securities Fund Class A.  389,712     35,022
       U. S. Government Securities Fund Class B.   75,988      7,498
       U. S. Government Securities Fund Class II   15,906      2,325

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                        Payable At
                                             Expenses March 31, 2002
                                             -------- --------------
            GNMA Fund Class A............... $221,395    $21,918
            GNMA Fund Class B...............  146,486     16,651
            GNMA Fund Class II..............   60,555      6,592
            GNMA Fund Class I...............       22          8
            GNMA Fund Class X...............        8         --
            Strategic Bond Fund Class A.....   31,489      6,616
            Strategic Bond Fund Class B.....   24,074      5,060
            Strategic Bond Fund Class II....   12,058      2,648
            Strategic Bond Fund Class I.....    2,291        537
            High Yield Bond Fund Class A....   46,593     10,166
            High Yield Bond Fund Class B....   60,999     12,475
            High Yield Bond Fund Class II...   18,012      3,812
            High Yield Bond Fund Class I....       46          3
            Tax Exempt Insured Fund Class A.  163,559     14,225
            Tax Exempt Insured Fund Class B.   33,963      3,448
            Tax Exempt Insured Fund Class II    5,497        774

   As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. SAMMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the period ended March 31, 2002, the following portfolios recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                          Realized
           Fund                     Security             Gain (Loss) Income
           ----         -------------------------------- ----------- -------
   Core Bond Fund...... Crown Castle International Corp.  $     --   $21,869
   Strategic Bond Fund. Crown Castle International Corp.   (40,197)    8,689
   High Yield Bond Fund Crown Castle International Corp.   (23,756)   32,028

   At March 31, 2002, American General Corp., an indirect wholly owned subsidiary of AIG, owned 100% of the outstanding shares of High Yield Bond Fund Class Z. VALIC, an indirect wholly owned subsidiary of AIG, owned 92%, 100%, and 14% of the outstanding shares of Core Bond Fund Class I, High Yield Bond Fund Class I and Tax Exempt Insured Class B, respectively. SAAMCo owned 49%, 95%, and 5% of the outstanding shares of GNMA Fund Class I, GNMA Fund Class X and Tax Exempt Insured Class II, respectively.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


Note 5. Purchases and Sales of Investment Securities

   The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the period ended March 31, 2002 were as follows:

                                                  U.S. Government                                High      Tax Exempt
                                      Core Bond     Securities         GNMA       Strategic   Yield Bond    Insured
                                        Fund           Fund            Fund       Bond Fund      Fund         Fund
                                     ------------ --------------- -------------- ----------- ------------ ------------
Purchases (excluding U.S. government
 securities)........................ $103,728,014 $           --  $           -- $71,420,662 $126,646,772 $126,096,673
Sales (excluding U.S. government
 securities)........................  255,469,262             --              --  79,293,967  117,154,883  129,324,546
Purchases of U.S. government
 securities.........................  214,066,356  1,345,427,927   1,273,954,152   6,658,286           --           --
Sales of U.S. government securities.   79,996,109  1,310,665,494   1,100,634,339   4,657,760           --           --

Note 6. Federal Income Taxes

   For the period ended March 31, 2002, the following reclassifications arising from book/tax differences were primarily permanent due to different treatments for discounts, premiums, paydowns, foreign currency, and Fund mergers.

                                   Accumulated    Accumulated
                                  Undistributed  Undistributed
                                  Net Investment Net Realized
                                  Income/(Loss)   Gain/(Loss)  Paid-In Capital
                                  -------------- ------------- ---------------
  Core Bond Fund.................   $(550,220)   $    551,656    $    (1,436)
  U.S. Government Securities Fund     462,199      (1,460,034)       997,835
  GNMA Fund......................      92,935         (92,935)            --
  Strategic Bond Fund............    (374,556)    (41,493,925)    41,868,481
  High Yield Bond Fund...........    (595,556)    (82,080,446)    82,676,002
  Tax Exempt Insured Fund........      23,078        (107,515)        84,437

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                          U.S.
                            Core       Government                                             Tax Exempt
                            Bond       Securities       GNMA       Strategic    High Yield     Insured
                            Fund          Fund          Fund       Bond Fund    Bond Fund        Fund
                        ------------  ------------  ------------  -----------  ------------  -----------
Cost................... $339,629,380  $253,573,071  $264,284,198  $81,320,455  $226,520,387  $93,781,648
                        ============  ============  ============  ===========  ============  ===========
Appreciation........... $  2,175,656  $  1,279,889  $  1,100,277  $ 3,340,232  $  5,592,335  $ 3,331,147
Depreciation...........   (8,636,465)   (5,309,907)   (4,594,375)  (9,384,895)  (24,517,758)    (645,105)
                        ------------  ------------  ------------  -----------  ------------  -----------
Unrealized appreciation
 (depreciation)--net... $ (6,460,809) $ (4,030,018) $ (3,494,098) $(6,044,663) $(18,925,423) $ 2,686,042
                        ============  ============  ============  ===========  ============  ===========

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

   At March 31, 2002, Core Bond Fund, U.S. Government Securities Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund had capital loss carry forwards of $8,967,240, $22,624,939, $50,971,865,
   $91,705,967 and $331,315 respectively, which were available to the extent provided in regulations and which will expire between 2003-2010. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

   Included in the capital loss carryover amounts at March 31, 2002 are the amounts of losses acquired from the following acquired Funds as a result of the reorganizations as discussed in Note 2:

North American U.S. Government Securities Fund $   997,836
North American Strategic Income Fund..........   9,372,684
North American High Yield Bond Fund........... 13,911,085
North American Municipal Bond Fund............          --

   U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund had post October 31, 2001 capital loss deferrals of $943,971, $1,859,046, $4,734,366 and $25,423,531, respectively. Strategic
   Bond Fund had post October 31, 2001 currency loss deferrals of $478,517.

   Core Bond Fund and Tax Exempt Insured Fund utilized capital loss carry forwards of $1,214,584, and $2,222,346, respectively, to offset the Fund's net taxable gains realized and recognized in the year ended March 31, 2002.

   As a result of reorganizations into some of these portfolios during the period ended March 31, 2002, as discussed in Note 2, certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

   As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, and Fund mergers.

                                         Distributable Earnings            Tax Distributions
                                ---------------------------------------  ---------------------
                                         Long-term Gains/   Unrealized               Long-term
                                Ordinary   Capital Loss    Appreciation   Ordinary    Capital
                                 Income     Carryover     (Depreciation)   Income      Gains
                                -------- ---------------- -------------- ----------- ---------
Core Bond Fund................. $359,304    $ (8,967,240)  $ (6,460,809) $ 7,019,953   $ --
U.S. Government Securities Fund  175,495     (22,624,939)    (4,030,018)   9,407,575     --
GNMA Fund......................   98,146              --     (3,494,098)  14,904,623     --
Strategic Bond Fund............       --     (50,971,865)    (6,044,663)   2,674,012     --
High Yield Bond Fund...........       --     (91,705,967)   (18,925,423)   8,135,328     --
Tax Exempt Insured Fund........   28,619        (331,315)     2,686,042           --     --

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each series were as follows:

                                                           Core Bond Fund
                               ----------------------------------------------------------------------
                                                               Class A
                               ----------------------------------------------------------------------
                                 For the five month
                                       period           For the year ended      For the year ended
                                ended March 31, 2002    October 31, 2001*        October 31, 2000*
                               ---------------------  ---------------------  ------------------------
                                Shares      Amount     Shares      Amount      Shares       Amount
                               --------  -----------  --------  -----------  ----------  ------------
Shares sold...................  159,139  $ 1,578,246   749,331  $ 7,544,115      86,061  $    836,397
Shares issued in merger.......       --           --        --           --     359,231#    3,463,346#
Reinvested shares.............    6,672       66,444    17,345      173,077      18,168       175,504
Shares redeemed............... (198,125)  (1,993,775) (595,272)  (6,007,942)   (417,481)   (4,015,632)
                               --------  -----------  --------  -----------  ----------  ------------
Net increase (decrease).......  (32,314) $  (349,085)  171,404  $ 1,709,250      45,979  $    459,615
                               ========  ===========  ========  ===========  ==========  ============

                                                           Core Bond Fund
                               ----------------------------------------------------------------------
                                                               Class B
                               ----------------------------------------------------------------------
                                 For the five month
                                       period           For the year ended      For the year ended
                                ended March 31, 2002    October 31, 2001*        October 31, 2000*
                               ---------------------  ---------------------  ------------------------
                                Shares      Amount     Shares      Amount      Shares       Amount
                               --------  -----------  --------  -----------  ----------  ------------
Shares sold...................   47,682  $   474,421   734,761  $ 7,432,034      61,183  $    592,169
Shares issued in merger.......       --           --        --           --   1,190,006#   11,473,172#
Reinvested shares.............    4,372       43,408    17,807      177,054      24,870       240,124
Shares redeemed............... (350,903)  (3,577,257) (639,336)  (6,431,400) (1,197,400)  (11,469,196)
                               --------  -----------  --------  -----------  ----------  ------------
Net increase (decrease)....... (298,849) $(3,059,428)  113,232  $ 1,177,688      78,659  $    836,269
                               ========  ===========  ========  ===========  ==========  ============

* See Note 2
# On July 10, 2000, the North American Core Bond Fund acquired the American
 General Series Portfolio Company 2 "AGSPC2" Core Bond Fund and the AGSPC2 Domestic Bond Fund.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


                                                              Core Bond Fund
                               ----------------------------------------------------------------------------
                                                                 Class II*
                               ----------------------------------------------------------------------------
                               For the five month period    For the year ended        For the year ended
                                 ended March 31, 2002        October 31, 2001*         October 31, 2000*
                               ------------------------  ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount       Shares       Amount
                               ----------  ------------  ----------  ------------  ----------  ------------
Shares sold...................     37,160  $    371,195     227,976  $  2,285,866      46,061  $    448,966
Shares issued in merger.......         --            --          --            --          --            --
Reinvested shares.............      4,937        49,018      13,431       133,989      19,488       188,367
Shares redeemed...............    (99,267)   (1,007,833)    (88,591)     (883,790)   (242,315)   (2,350,556)
                               ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (57,170) $   (587,620)    152,816  $  1,536,065    (176,766) $ (1,713,223)
                               ==========  ============  ==========  ============  ==========  ============

                                                              Core Bond Fund
                               ----------------------------------------------------------------------------
                                                                  Class I
                               ----------------------------------------------------------------------------
                               For the five month period    For the year ended        For the year ended
                                 ended March 31, 2002        October 31, 2001*         October 31, 2000*
                               ------------------------  ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount       Shares       Amount
                               ----------  ------------  ----------  ------------  ----------  ------------
Shares sold...................  1,840,553  $ 18,500,416   1,645,817  $ 16,370,023   1,808,854  $ 17,375,902
Shares issued in merger.......         --            --          --            --     717,081#    6,924,125#
Reinvested shares.............     37,372       372,629     115,041     1,146,148      40,452       391,593
Shares redeemed............... (1,876,122)  (18,899,691) (1,628,390)  (16,244,781)   (491,180)   (4,754,531)
                               ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......      1,803  $    (26,646)    132,468  $  1,271,390   2,075,207  $ 19,937,089
                               ==========  ============  ==========  ============  ==========  ============

                                                              Core Bond Fund
                               ----------------------------------------------------------------------------
                                                                 Class Z*
                               ----------------------------------------------------------------------------
                               For the five month period    For the year ended        For the year ended
                                 ended March 31, 2002        October 31, 2001*         October 31, 2000*
                               ------------------------  ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount       Shares       Amount
                               ----------  ------------  ----------  ------------  ----------  ------------
Shares sold...................         12  $        125          --  $      1,524           8  $         75
Shares issued in merger.......         --            --          --            --  33,038,051#  318,569,797#
Reinvested shares.............    557,300     5,551,443   1,778,941    17,730,388     700,635     6,764,917
Shares redeemed............... (1,749,013)  (17,450,000) (3,451,705)  (34,500,081)   (622,731)   (6,000,000)
                               ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease)....... (1,191,701) $(11,898,432) (1,672,764) $(16,768,169) 33,115,963  $319,334,789
                               ==========  ============  ==========  ============  ==========  ============

* See Note 2
# On July 10, 2000 the North American Core Bond Fund acquired the AGSPC2 Core
 Bond Fund and the AGSPC2 Domestic Bond Fund.

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


                                                             U.S. Government Securities Fund
                       ----------------------------------------------------------------------------------------------------------
                                               Class A                                               Class B
                       ------------------------------------------------------  --------------------------------------------------
                                 For the                     For the                    For the                   For the
                               year ended                  year ended                 year ended                year ended
                             March 31, 2002              March 31, 2001             March 31, 2002            March 31, 2001
                       --------------------------  --------------------------  ------------------------  ------------------------
                          Shares        Amount        Shares        Amount       Shares       Amount       Shares       Amount
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold...........  18,374,232  $ 163,973,908   19,139,541  $ 166,849,074   3,466,168  $ 31,156,726   2,206,877  $ 19,366,149
Shares issued in
 merger*..............   3,210,579     28,794,524           --             --   1,389,001    12,457,851          --            --
Reinvested dividends..     595,884      5,316,756      665,463      5,686,475     102,716       916,184     115,251       979,620
Shares redeemed....... (19,888,128)  (177,651,332) (18,932,641)  (164,835,414) (4,141,923)  (36,955,161) (3,804,428)  (32,348,784)
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)...........   2,292,567  $  20,433,856      872,363  $   7,700,135     815,962  $  7,575,600  (1,482,300) $(12,003,015)
                       ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                   U.S. Government Securities Fund
                       ------------------------------------------------------
                                              Class II
                       ------------------------------------------------------
                                 For the                     For the
                               year ended                  year ended
                             March 31, 2002              March 31, 2001
                       --------------------------  --------------------------
                          Shares        Amount        Shares        Amount
                       -----------  -------------  -----------  -------------
Shares sold...........   1,440,993  $  12,966,087      534,106  $   4,658,554
Shares issued in
 merger*..............     839,135      7,529,317           --             --
Reinvested dividends..      21,584        192,321        6,053         52,061
Shares redeemed.......  (1,283,933)   (11,517,470)    (278,574)    (2,406,816)
                       -----------  -------------  -----------  -------------
Net increase
 (decrease)...........   1,017,779  $   9,170,255      261,585  $   2,303,799
                       ===========  =============  ===========  =============

                                                                        GNMA Fund
                       ----------------------------------------------------------------------------------------------------------
                                               Class A                                               Class B
                       ------------------------------------------------------  --------------------------------------------------
                                 For the                     For the                    For the                   For the
                               year ended                  year ended                 year ended                year ended
                             March 31, 2002              March 31, 2001             March 31, 2002            March 31, 2001
                       --------------------------  --------------------------  ------------------------  ------------------------
                          Shares        Amount        Shares        Amount       Shares       Amount       Shares       Amount
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold...........   8,545,476  $  95,419,999    4,020,542  $  43,484,965   6,815,232  $ 76,326,122   2,152,346  $ 23,566,164
Reinvested dividends..     581,174      6,348,558      235,341      2,522,677     311,586     3,400,832      77,819       834,749
Shares redeemed.......  (4,618,399)   (51,371,321)  (2,009,139)   (21,671,176) (2,220,572)  (24,613,747)   (945,919)  (10,115,984)
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)...........   4,508,251  $  50,397,236    2,246,744  $  24,336,466   4,906,246  $ 55,113,207   1,284,246  $ 14,284,929
                       ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                                                        GNMA Fund
                       ----------------------------------------------------------------------------------------------------------
                                              Class II                                 Class I *                 Class X *
                       ------------------------------------------------------  ------------------------  ------------------------
                           For the year ended          For the year ended      For the five months ended    For the year ended
                             March 31, 2002              March 31, 2001             March 31, 2002            March 31, 2002
                       --------------------------  --------------------------  ------------------------  ------------------------
                          Shares        Amount        Shares        Amount       Shares       Amount       Shares       Amount
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares sold...........   3,311,960  $  37,086,454    1,396,903  $  15,334,491   1,076,582  $ 12,132,064       9,794  $    105,768
Reinvested dividends..     151,459      1,656,922       15,637        169,492         103         1,109          --            --
Shares redeemed.......  (1,530,800)   (17,014,748)    (126,175)    (1,377,525) (1,071,955)  (12,005,903)         --            --
                       -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net increase
 (decrease)...........   1,932,619  $  21,728,628    1,286,365  $  14,126,458       4,730  $    127,270       9,794  $    105,768
                       ===========  =============  ===========  =============  ==========  ============  ==========  ============

* See Note 2

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


                                                            Strategic Bond Fund
                                --------------------------------------------------------------------------
                                                                  Class A
                                --------------------------------------------------------------------------
                                  For the five months       For the year ended       For the year ended
                                  ended March 31, 2002      October 31, 2001*         October 31, 2000*
                                -----------------------  -----------------------  ------------------------
                                  Shares       Amount      Shares       Amount      Shares       Amount
                                ----------  -----------  ----------  -----------  ----------  ------------
Shares sold....................  1,199,263  $ 3,646,227     575,829  $ 4,550,331     235,425  $  1,934,596
Shares issued in stock split...  1,702,845           --          --           --          --            --
Shares issued in merger*.......  9,213,398   28,079,636          --           --     210,906     1,732,804
Reinvested shares..............    195,414      614,205      53,879      425,950      53,247       440,576
Shares redeemed................ (1,619,136)  (4,910,113)   (344,069)  (2,739,615)   (765,027)   (6,343,100)
                                ----------  -----------  ----------  -----------  ----------  ------------
Net increase (decrease)........ 10,691,784  $27,429,955     285,639  $ 2,236,666    (265,449) $ (2,235,124)
                                ==========  ===========  ==========  ===========  ==========  ============

                                                            Strategic Bond Fund
                                --------------------------------------------------------------------------
                                                                  Class B
                                --------------------------------------------------------------------------
                                  For the five months       For the year ended       For the year ended
                                  ended March 31, 2002      October 31, 2001*         October 31, 2000*
                                -----------------------  -----------------------  ------------------------
                                  Shares       Amount      Shares       Amount      Shares       Amount
                                ----------  -----------  ----------  -----------  ----------  ------------
Shares sold....................  1,624,247  $ 6,867,672     370,225  $ 2,919,192     188,191  $  1,554,585
Shares issued in stock split...  2,097,288           --          --           --          --            --
Shares issued in merger*.......  5,906,365   18,032,820          --           --     266,623     2,190,838
Reinvested shares..............    142,520      461,809      93,959      744,405     118,611       981,318
Shares redeemed................ (2,092,735)  (8,030,868) (1,073,750)  (8,487,543) (1,218,211)  (10,106,970)
                                ----------  -----------  ----------  -----------  ----------  ------------
Net increase (decrease)........  7,677,685  $17,331,433    (609,566) $(4,823,946)   (644,786) $ (5,380,229)
                                ==========  ===========  ==========  ===========  ==========  ============

                                                            Strategic Bond Fund
                                --------------------------------------------------------------------------
                                                                 Class II*
                                --------------------------------------------------------------------------
                                  For the five months       For the year ended       For the year ended
                                  ended March 31, 2002      October 31, 2001*         October 31, 2000*
                                -----------------------  -----------------------  ------------------------
                                  Shares       Amount      Shares       Amount      Shares       Amount
                                ----------  -----------  ----------  -----------  ----------  ------------
Shares sold....................    761,220  $ 2,325,213     292,025  $ 2,296,419     194,141  $  1,597,500
Shares issued in stock split...  1,997,978           --          --           --          --            --
Shares issued in merger*.......  1,388,393    4,242,824          --           --          --            --
Reinvested shares..............     82,952      279,031      82,455      652,508     110,714       916,823
Shares redeemed................   (965,053)  (3,811,879)   (531,495)  (4,211,108) (1,138,865)   (9,482,491)
                                ----------  -----------  ----------  -----------  ----------  ------------
Net increase (decrease)........  3,265,490  $ 3,035,189    (157,015) $(1,262,181)   (834,010) $ (6,968,168)
                                ==========  ===========  ==========  ===========  ==========  ============

                                                            Strategic Bond Fund
                                --------------------------------------------------------------------------
                                                                  Class I
                                --------------------------------------------------------------------------
                                  For the five months       For the year ended       For the year ended
                                  ended March 31, 2002      October 31, 2001*         October 31, 2000*
                                -----------------------  -----------------------  ------------------------
                                  Shares       Amount      Shares       Amount      Shares       Amount
                                ----------  -----------  ----------  -----------  ----------  ------------
Shares sold....................         42  $       126          --  $        --           9  $         75
Shares issued in stock split...    566,797           --          --           --          --            --
Shares issued in merger*.......         --           --          --           --     328,991     2,705,249
Reinvested shares..............     28,783      101,318      31,782      246,961       8,751        69,194
Shares redeemed................         --           --          --                   (8,294)      (67,939)
                                ----------  -----------  ----------  -----------  ----------  ------------
Net increase (decrease)........    595,622  $   101,444      31,782  $   246,961     329,457  $  2,706,579
                                ==========  ===========  ==========  ===========  ==========  ============

* See Note 2

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                        High Yield Bond Fund
                                --------------------------------------------------------------------
                                                               Class A
                                --------------------------------------------------------------------
                                         For the                 For the               For the
                                       five month               year ended            year ended
                                  ended March 31, 2002      October 31, 2001*     October 31, 2000*
                                ------------------------  ---------------------  -------------------
                                  Shares       Amount      Shares      Amount     Shares    Amount
                                ----------  ------------  --------  -----------  -------  ----------
Shares sold....................  6,151,577  $ 25,748,110    75,688  $   615,809   32,163  $  300,163
Shares issued in stock split...     74,626            --        --           --       --          --
Shares issued in merger*....... 13,795,598    58,977,931        --           --       --          --
Reinvested shares..............    236,988       996,188     3,859       30,621    1,170      10,572
Shares redeemed................ (6,038,181)  (25,471,809)  (17,385)    (137,778)  (3,512)    (33,029)
                                ----------  ------------  --------  -----------  -------  ----------
Net increase (decrease)........ 14,220,608  $ 60,250,420    62,162  $   508,652   29,821  $  277,706
                                ==========  ============  ========  ===========  =======  ==========

                                                        High Yield Bond Fund
                                --------------------------------------------------------------------
                                                               Class B
                                --------------------------------------------------------------------
                                         For the                 For the               For the
                                    five month period           year ended            year ended
                                  ended March 31, 2002      October 31, 2001*     October 31, 2000*
                                ------------------------  ---------------------  -------------------
                                  Shares       Amount      Shares      Amount     Shares    Amount
                                ----------  ------------  --------  -----------  -------  ----------
Shares sold....................  2,685,602  $ 11,283,879   483,298  $ 3,962,040  122,781  $1,123,161
Shares issued in stock split...    299,784            --        --           --       --          --
Shares issued in merger*....... 15,451,344    66,140,420        --           --       --          --
Reinvested shares..............    220,032       930,260    16,013      127,606    8,193      73,989
Shares redeemed................ (2,685,342)  (11,248,536) (300,089)  (2,435,260) (13,772)   (123,026)
                                ----------  ------------  --------  -----------  -------  ----------
Net increase (decrease)........ 15,971,420  $ 67,106,023   199,222  $ 1,654,386  117,202  $1,074,124
                                ==========  ============  ========  ===========  =======  ==========

                                                        High Yield Bond Fund
                                --------------------------------------------------------------------
                                                              Class II*
                                --------------------------------------------------------------------
                                         For the                 For the               For the
                                    five month period           year ended            year ended
                                  ended March 31, 2002      October 31, 2001*     October 31, 2000*
                                ------------------------  ---------------------  -------------------
                                  Shares       Amount      Shares      Amount     Shares    Amount
                                ----------  ------------  --------  -----------  -------  ----------
Shares sold....................  1,122,671  $  4,781,949   312,156  $ 2,519,905   63,079  $  567,367
Shares issued in stock split...    198,849            --        --           --       --          --
Shares issued in merger*.......  4,083,549    17,525,011        --           --       --          --
Reinvested shares..............     74,632       318,272    12,371       97,788      601       5,208
Shares redeemed................   (794,944)   (3,495,826)  (86,966)    (694,931)      --          --
                                ----------  ------------  --------  -----------  -------  ----------
Net increase (decrease)........  4,684,757  $ 19,129,406   237,561  $ 1,922,762   63,680  $  572,575
                                ==========  ============  ========  ===========  =======  ==========

* See Note 2

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------

                                                          High Yield Bond Fund
                                -----------------------------------------------------------------------
                                                                Class I
                                -----------------------------------------------------------------------
                                        For the
                                   five month period      For the year ended      For the year ended
                                 ended March 31, 2002     October 31, 2001*        October 31, 2000*
                                ----------------------  ---------------------  ------------------------
                                  Shares      Amount     Shares      Amount      Shares       Amount
                                ---------  -----------  --------  -----------  ----------  ------------
Shares sold....................    15,345  $   115,390   565,132  $ 4,507,963       1,605  $     14,414
Shares issued in stock split...   243,589           --        --           --          --            --
Shares issued in merger*.......        --           --        --           --          --            --
Reinvested shares..............     2,757       19,582    25,215      200,970         150         1,368
Shares redeemed................  (664,119)  (3,211,820) (186,180)  (1,472,683)     (1,596)      (14,336)
                                ---------  -----------  --------  -----------  ----------  ------------
Net increase (decrease)........  (402,428) $(3,076,848)  404,167  $ 3,236,250         159  $      1,446
                                =========  ===========  ========  ===========  ==========  ============

                                                          High Yield Bond Fund
                                -----------------------------------------------------------------------
                                                                Class Z*
                                -----------------------------------------------------------------------
                                        For the
                                   five month period      For the year ended      For the year ended
                                 ended March 31, 2002     October 31, 2001*        October 31, 2000*
                                ----------------------  ---------------------  ------------------------
                                  Shares      Amount     Shares      Amount      Shares       Amount
                                ---------  -----------  --------  -----------  ----------  ------------
Shares sold....................        15  $        50        --           --   7,091,254  $ 63,681,758
Shares issued in stock split... 6,346,098           --        --           --          --            --
Shares issued in merger*.......        --           --        --           --          --            --
Reinvested shares..............   570,809    2,675,791   821,161    6,448,641     704,361     6,390,330
Shares redeemed................        --           --        (9)         (67) (7,088,114)  (63,648,633)
                                ---------  -----------  --------  -----------  ----------  ------------
Net increase (decrease)........ 6,916,922  $ 2,675,841   821,152  $ 6,448,574     707,501  $  6,423,455
                                =========  ===========  ========  ===========  ==========  ============

                                                                Tax Exempt Insured Fund
                           ------------------------------------------------------------------------------------------------
                                                 Class A                                          Class B
                           --------------------------------------------------  --------------------------------------------
                              For the year ended        For the year ended       For the year ended     For the year ended
                                March 31, 2002            March 31, 2001           March 31, 2002         March 31, 2001
                           ------------------------  ------------------------  ---------------------  ---------------------
                             Shares       Amount       Shares       Amount      Shares      Amount     Shares      Amount
                           ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Shares sold...............    751,506  $  9,751,622   2,008,197  $ 25,481,725   298,876  $ 3,888,405   576,575  $ 7,428,708
Shares issued in merger*..    624,503     8,210,614          --            --   436,304    5,738,475        --           --
Reinvested dividends......    129,841     1,683,989     133,685     1,686,164    18,533      239,514    20,549      258,339
Shares redeemed........... (1,162,362)  (15,046,964) (2,131,016)  (27,001,901) (583,237)  (7,509,423) (660,012)  (8,338,757)
                           ----------  ------------  ----------  ------------  --------  -----------  --------  -----------
Net increase (decrease)...    343,488  $  4,599,261      10,866  $    165,988   170,476  $ 2,356,971   (62,888) $  (651,710)
                           ==========  ============  ==========  ============  ========  ===========  ========  ===========

                                         Tax Exempt Insured Fund
                           --------------------------------------------------
                                                Class II
                           --------------------------------------------------
                              For the year ended        For the year ended
                                March 31, 2002            March 31, 2001
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
                           ----------  ------------  ----------  ------------
Shares sold...............    194,328  $  2,524,772      29,821  $    370,882
Shares issued in merger*..    158,193     2,079,559          --            --
Reinvested dividends......      4,316        55,979       1,268        15,997
Shares redeemed...........    (90,188)   (1,175,911)    (22,356)     (269,889)
                           ----------  ------------  ----------  ------------
Net increase (decrease)...    266,649  $  3,484,399       8,733  $    116,990
                           ==========  ============  ==========  ============

* See Note 2

      SunAmerica Income Funds
      NOTES TO FINANCIAL STATEMENTS -- March 31, 2002 -- (continued)
--------------------------------------------------------------------------------


Note 8. Commitments and Contingencies

   The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the period ended March 31, 2002, the High Yield Bond Fund and Tax Exempt Insured Fund had borrowings outstanding for 35 days and 5 days, respectively, under the line of credit and incurred $11,445 and $69, respectively, in interest charges related to these borrowings. The High Yield Bond and Tax Exempt Insured Funds' average amount of debt under the line of credit for the days utilized was $2,945,195 and $172,013 at a weighted average interest of 3.87% and 2.76%, respectively.

Note 9. Trustees Retirement Plan

   The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years is added to each Eligible Trustee's Account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2002, Core Bond Fund, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund had accrued $1,436, $98,444, $14,276, $337, $805 and $28,493, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the period ended March 31, 2002 expensed $1,436, $3,727, $1,876, $337, $805 and $1,627, respectively, for the
   Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

      SunAmerica Income Funds
      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of SunAmerica Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Fund, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund (formerly Diversified Income Fund), High Yield Bond Fund (formerly High Income Fund), and Tax Exempt Insured Fund (constituting the SunAmerica Income Funds, hereafter referred to as the "Fund") at March 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
May 17, 2002

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (unaudited)
--------------------------------------------------------------------------------


The following table contains basic information regarding the Trustees that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                               Number of
                                   Term of                                     Funds in
                        Position  Office and                                     Fund          Other
Name,                  Held With  Length of                                     Complex    Directorships
Address and            SunAmerica    Time         Principal Occupations       Overseen by     Held by
Date of Birth*          Complex     Served         During Past 5 Years        Trustee(1)    Trustee(2)
--------------         ---------- ---------- -------------------------------- ----------- ----------------
S. James Coppersmith   Trustee    17 years   Retired; formerly, President and     42      Director of BJ's
DOB: February 21, 1933                       General Manager, WCVB-TV, a                  Wholesale Club,
                                             division of the Hearst Corp.                 Inc.; Member of
                                             (1982 to 1994); Director/Trustee             Board of
                                             of SunAmerica Mutual Funds                   Governors of the
                                             ("SAMF") SAMF and Anchor                     Boston Stock
                                             Series Trust ("AST").                        Exchange.

Dr. Judith L.Craven    Trustee    less than  Retired Administrator; Trustee,      72      Director, Compaq
DOB: October 6, 1945              1 year     VALIC Company I (November                    Computer
                                             1998 to present); Director,                  Corporation (1992
                                             VALIC Company II, (August                    to present);
                                             1998 to present); Director of                Director, A.G. Belo
                                             SASRF, President, United Way of              Corporation (1992
                                             the Texas Gulf Coast (1992-                  to present);
                                             1998).                                       Director, Sysco
                                                                                          Corporation (1996
                                                                                          to present);
                                                                                          Director, Luby's
                                                                                          Inc. (1998 to
                                                                                          present); Director,
                                                                                          University of Texas
                                                                                          Board of Regents
                                                                                          (May 2001 to
                                                                                          present); formerly,
                                                                                          Director, Cypress
                                                                                          Tree Senior
                                                                                          Floating Rate Fund,
                                                                                          Inc. (June 2000 to
                                                                                          May 2001);
                                                                                          formerly, Director,
                                                                                          Houston Branch of
                                                                                          the Federal

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (continued) (unaudited)
--------------------------------------------------------------------------------

                                                                           Number of
                                   Term of                                 Funds in
                        Position  Office and                                 Fund            Other
Name,                  Held With  Length of                                 Complex      Directorships
Address and            SunAmerica    Time       Principal Occupations     Overseen by       Held by
Date of Birth*          Complex     Served       During Past 5 Years      Trustee(1)      Trustee(2)
--------------         ---------- ---------- ---------------------------- ----------- -------------------
                                                                                      Reserve Bank of
                                                                                      Dallas (1992-
                                                                                      2000); formerly,
                                                                                      Board Member,
                                                                                      Sisters of Charity
                                                                                      of the Incarnate
                                                                                      Word (1996-1999).
William F. Devin       Trustee    Less than  Director/Trustee of SASRF;       72      Member of the
DOB: December 30, 1938            1 year     VALIC Company I and VALIC                Board of
                                             Company II.                              Governors, Boston
                                                                                      Stock Exchange
                                                                                      (1985-Present);
                                                                                      formerly, Executive
                                                                                      Vice President,
                                                                                      Fidelity Capital
                                                                                      Markets, a division
                                                                                      of National
                                                                                      Financial Services
                                                                                      Corporation (1966-
                                                                                      1996); formerly,
                                                                                      Director, Cypress
                                                                                      Tree Senior
                                                                                      Floating Rate Fund,
                                                                                      Inc. (October 1997-
                                                                                      May 2001).
Samuel M. Eisenstat    Chairman   16 years   Attorney, solo practitioner;     43      Director of North
DOB: March 7, 1940     of the                Chairman of the Boards of                European Oil
                       Board                 Directors/Trustees of                    Royalty Trust.
                                             SAMF,AST and SunAmerica
                                             Senior Floating Rate Fund
                                             ("SASRF").
Stephen J. Gutman      Trustee    17 years   Partner and Managing Member      43      None
DOB: May 10, 1943                            of B.B. Associates

      SunAmerica Income Funds
      TRUSTEE INFORMATION -- (continued) (unaudited)
--------------------------------------------------------------------------------

                                                                              Number of
                                  Term of                                     Funds in
                       Position  Office and                                     Fund          Other
Name,                 Held With  Length of                                     Complex    Directorships
Address and           SunAmerica    Time         Principal Occupations       Overseen by     Held by
Date of Birth*         Complex     Served         During Past 5 Years        Trustee(1)    Trustee(2)
--------------        ---------- ---------- -------------------------------- ----------- ---------------
                                            LLC (menswear specialty
                                            retailing and other activities)
                                            since 1988; Director/Trustee of
                                            SAMF, AST and SASRF.
Peter A. Harbeck      Trustee    7 years    Director and President,              80      None
DOB: January 23, 1954 and                   SunAmerica, since 1995;
                      President             Director, AIG Asset
                                            Management International, Inc.
                                            ("AIGAMI") since 2000;
                                            Managing Director, John
                                            McStay Investment Counsel,
                                            L.P. ("JMIC") since 1999;
                                            Director, SACS, since 1993;
                                            Director and President,
                                            SunAmerica Fund Services, Inc.
                                            ("SAFS"), since 1988; President,
                                            SAMF, AST and SASRF;
                                            Director, VALIC Company I
                                            and VALIC Company II, since
                                            October 2001.
Sebastiano Sterpa     Trustee    10 years   Founder and Chairman of the          34      Director, Real
DOB: July 18, 1929                          Board of the Sterpa Group (real              Estate Business
                                            estate) since 1962; Director/                Service and
                                            Trustee of SAMF.                             Countrywide
                                                                                         Financial.

--------
* The business address for each Director is the SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204.
(1) The "Fund Complex" consists of all registered investment company portfolios for which the investment advisor serves as investment advisor or business manager.
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

      SunAmerica Income Funds
      SHAREHOLDER TAX INFORMATION -- March 31, 2002 -- (unaudited)
--------------------------------------------------------------------------------

Certain tax information regarding the SunAmerica Income Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable periods ended March 31, 2002. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2002. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2003.

During the year ended March 31, 2002 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                      Net          Net        Net Long-   Qualifying % for the
                                           Total   Investment  Short-Term       Term         70% Dividends
                                         Dividends   Income   Capital Gains Capital Gains  Received Deduction
                                         --------- ---------- ------------- ------------- --------------------
Core Bond Class A.......................   $0.14     $0.14        $  --          $--             --    %
Core Bond Class B.......................    0.12      0.12           --           --                 --
Core Bond Class II......................    0.12      0.12           --           --                 --
Core Bond Class I.......................    0.15      0.15           --           --                 --
Core Bond Class Z.......................    0.16      0.16           --           --                 --
U.S. Government Securities Fund Class A.    0.39      0.39           --           --                 --
U.S. Government Securities Fund Class B.    0.34      0.34           --           --                 --
U.S. Government Securities Fund Class II    0.33      0.33           --           --                 --
GNMA Fund Class A.......................    0.83      0.51         0.32           --                 --
GNMA Fund Class B.......................    0.76      0.44         0.32           --                 --
GNMA Fund Class II......................    0.76      0.44         0.32           --                 --
GNMA Fund Class I.......................    0.45      0.13         0.32           --                 --
GNMA Fund Class X.......................    0.02      0.02           --           --                 --
Strategic Bond Fund Class A.............    0.09      0.09           --           --               2.45
Strategic Bond Fund Class B.............    0.08      0.08           --           --               2.45
Strategic Bond Fund Class II............    0.08      0.08           --           --               2.45
Strategic Bond Fund Class I.............    0.09      0.09           --           --               2.45
High Yield Bond Fund Class A............    0.15      0.15           --           --               2.72
High Yield Bond Fund Class B............    0.14      0.14           --           --               2.72
High Yield Bond Fund Class II...........    0.14      0.14           --           --               2.72
High Yield Bond Fund Class I............    0.14      0.14           --           --               2.72
High Yield Bond Fund Class Z............    0.15      0.15           --           --               2.72
Tax Exempt Insured Class A*.............    0.52      0.52           --           --                 --
Tax Exempt Insured Class B*.............    0.43      0.43           --           --                 --
Tax Exempt Insured Class II*............    0.43      0.43           --           --                 --

--------
* Tax exempt interest dividends

      SunAmerica Income Funds
      SPECIAL MEETING OF SHAREHOLDERS --Proxy Voting Results -- November 7,
      2001 -- (unaudited)
--------------------------------------------------------------------------------

A Special Meeting of the Shareholders of the SunAmerica Diversified Income Fund (currently, the SunAmerica Strategic Bond Fund), SunAmerica High Income Fund (currently, the SunAmerica High Yield Bond Fund), and the Tax Exempt Insured Fund, each a series of SunAmerica Income Funds (each a "Fund"), was held on November 7, 2001. Shareholders voted on proposals to approve the following:

1. For each of the Funds: To approve a sub-advisory agreement between the Fund's investment advisor, SunAmerica Asset management Corp., and American General Investment Management, L.P. or an affiliate thereof.

2. SunAmerica Diversified Income Fund: To approve a change in the Fund's investment objective.

3. SunAmerica High Income Fund: To approve a change in the Fund's investment objective.

4. For each of the Funds: To approve a change in the Fund's investment objective from a fundamental policy to a non-fundamental policy.

5. SunAmerica Diversified Income Fund and SunAmerica High Income Fund: To approve a change in the Fund's fundamental investment policy concerning borrowing.

The results of the proposals voted on by shareholders of the Funds were as follows:

                                      SunAmerica           SunAmerica     Tax Exempt
                                Diversified Income Fund High Income Fund Insured Fund
                                ----------------------- ---------------- ------------
1. Affirmative.................        7,987,137           18,311,820     3,404,149
    Against....................          250,387              425,208       237,888
    Abstain....................          441,702            1,008,237       255,936
       Total Shares Voted......        8,237,524           18,737,028     3,642,037

2. Affirmative.................        6,251,976               --            --
    Against....................          357,172               --            --
    Abstain....................          435,328               --            --
       Total Shares Voted......        6,609,148               --            --

3. Affirmative.................           --               13,847,943        --
    Against....................           --                  723,988        --
    Abstain....................           --                   13,801        --
       Total Shares Voted......           --               14,571,931        --

4. Affirmative.................        6,150,552           13,578,418     2,678,814
    Against....................          403,242              879,443       376,411
    Abstain....................          490,681            1,027,872       257,053
       Total Shares Voted......        6,553,794           14,457,861     3,055,225

5. Affirmative.................        6,105,776           13,509,827        --
    Against....................          440,474              985,506        --
    Abstain....................          498,225              990,400        --
       Total Shares Voted......        6,546,250           14,495,333        --

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES
--------------------------------------------------------------------------------


As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

Core Bond Fund

The SunAmerica Core Bond Fund is comprised primarily of U.S. government securities, corporate bonds and foreign securities. In November of 2001, AIGGIC took over this fund. Since that time, the team has focused on bringing the holdings within the portfolio more in line with the Lehman Aggregate Index, the Fund's benchmark. To achieve this, we have concentrated on bottom-up security selection for new bonds coming into the portfolio, with an emphasis on credit analysis. We also have increased diversification broadly, achieving approximately a 1% weighting per name in the credit segment of the portfolio. In order to be more nimble under changing market conditions, we also have augmented the liquidity of the portfolio. Currently, bonds are in a very steep yield curve environment. With the economy rebounding, we believe it likely that the curve will flatten. Given these conditions, we have "barbelled" the structure of the portfolio, purchasing long and short-term bonds, while avoiding intermediate-term bonds, in order to boost portfolio returns amid current market conditions.

For the 12 month period ended March 31, 2002, the Core Bond Fund slightly underperformed the Lipper Corporate Debt Funds A category. The Fund also underperformed its benchmark, the Lehman Aggregate Bond Index for the same period.

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------



                                    [CHART]


                                     Lehman Brothers
         Core Bond Fund Class A#  Aggregate Bond Index
         ----------------------   --------------------
3/1992          $9,523                $10,000
3/1993          10,956                 11,329
3/1994          10,937                 11,597
3/1995          11,349                 12,176
3/1996          12,554                 13,488
3/1997          13,029                 14,150
3/1998          14,639                 15,848
3/1999          15,314                 16,875
3/2000          15,393                 17,192
3/2001          16,754                 19,345
3/2002          17,265                 20,378






























                      Class A            Class B            Class II           Class I            Class Z
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
      Core       Average            Average            Average            Average            Average
      Bond       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -1.86%     3.05%   -1.82%     2.10%    0.22%     2.20%    2.84%     2.84%    3.36%     3.36%
---------------------------------------------------------------------------------------------------------------
5 Year Return     4.77%    32.51%    4.78%    28.22%    4.91%    28.35%     N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return    5.61%    81.30%    N/A       N/A       N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
Since Inception*  6.07%    99.75%    5.20%    50.04%    5.09%    50.20%    6.53%    11.53%    6.89%    12.17%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 5/1/91; Class B: 4/1/94; Class II:
  4/1/94; Class I: 7/10/00; Class Z:7/10/00
# For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offering price, was deducted from the initial $10,000 investment in the Fund.

  For the 12 month period ending March 31, 2002, SunAmerica Core Bond Class A returned -1.86%, compared to 5.34% for the Lehman Brothers Aggregate Bond Index. (*Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------


U.S. Government Securities Fund

This past year, the strategy we employed in managing the U.S. Government Securities Fund involved buying bonds that were of generally longer duration in comparison to our benchmark. This strategy worked well when interest rates declined from April to October of 2001, providing good performance during that period. However, from November 2001 through March 2002, the Fund underperformed based on this positioning. Our lack of exposure to lower credit paper also hurt the Fund's performance, as corporate and lower credit bonds performed very well during this period.

The Fund's benchmark index, the Lehman Brothers Government Index returned 3.94% for the annual period, whereas the Fund's Class A returned 3.25%. The Fund also underperformed the Lipper U.S. Government Funds Category for the annual period. Nonetheless, the SunAmerica U.S. Government Securities Fund maintains an impressive track record of performance. For the three years ended 3/31/02, the fund's return of 17.78% outpaced an average 16.58% return, ranking the Fund in the top 36% of its Lipper peer group.

                [CHART]


             U.S. Government           Lehman Brothers
         Securities Fund Class B       Government Index
         -----------------------       ----------------
 3/92           $10,000                   $10,000
 3/93            10,655                    11,407
 3/94            10,819                    11,713
 3/95            11,175                    12,218
 3/96            12,167                    13,497
 3/97            12,569                    14,077
 3/98            13,676                    15,787
 3/99            14,256                    16,841
 3/00            14,289                    17,263
 3/01            16,158                    19,392
 3/02            16,682                    20,157

                      Class A            Class B            Class II
                 ------------------ ------------------ ------------------
      U.S.         SEC                SEC                SEC
   Government    Average            Average            Average
   Securities    Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -1.61%     3.25%   -1.40%     2.55%    0.40%     2.40%
-------------------------------------------------------------------------
5 Year Return     5.22%    35.45%    5.21%    30.93%     N/A      N/A
-------------------------------------------------------------------------
10 Year Return    N/A       N/A      5.25%    66.82%     N/A      N/A
-------------------------------------------------------------------------
Since Inception*  5.03%    59.29%    6.22%   163.65%    5.08%    16.49%
-------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date - Class A: 10/1/93; Class B: 3/3/86; Class II: 6/1/99.
For the 12 month period ending March 31, 2002, SunAmerica U.S. Government Securities Class B returned -1.40%, compared to 3.94% for the Lehman Brothers Government Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

GNMA Fund

Over the 2001 annual period, we invested more aggressively than our peers, overweighting the portfolio in lower coupon 6% GNMAs relative to our benchmark. While this issue is more volatile than other GNMAs, we believe it presents a better risk/reward profile. Although the increase in yield is less for the lower coupon securities, the risk of prepayment is significantly lower compared to higher coupon papers.

For the annual period, the SunAmerica GNMA Class A shares returned 4.45%, whereas the Lipper GNMA Funds Category averaged 5.36% and the Salomon Brothers GNMA Index returned 6.57%.

While the Fund underperformed its peer class for the annual period, it is important to note that the SunAmerica GNMA Fund retains a stellar long-term track record. Outpacing the Lipper GNMA Category on both a three- and five-year basis, the Fund returned 44.27% for the five years ended 3/31/02, besting the 38.87% average return of its peers and ranking the top-performing fund in its class.

             [CHART]


                               Salomon Brothers
        GNMA Fund Class B         GNMA Index
        -----------------     -----------------
3/92        $10,000               $10,000
3/93         10,806                11,140
3/94         10,710                11,296
3/95         11,119                11,995
3/96         12,245                13,298
3/97         12,834                14,092
3/98         14,303                15,624
3/99         15,121                16,605
3/00         15,355                17,096
3/01         17,270                19,136
3/02         17,920                20,394




                      Class A            Class B            Class II           Class I            Class X
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
                 Average            Average            Average            Average            Average
      GNMA       Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
      Fund       Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -0.48%     4.45%   -0.11%     3.78%    1.79%     3.78%     N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
5 Year Return     6.56%    44.27%    6.60%    39.63%     N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return    N/A       N/A      6.01%    79.20%     N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------------------------------------------
Since Inception*  6.13%    73.73%    8.03%   331.42%    6.18%    19.76%     N/A     0.31%      N/A     0.08%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date - Class A: 10/11/93; Class B: 4/25/83; CLASS II: 6/1/99; Class
  I: 11/16/01; Class X: 3/19/02
For the 12 month period ending March 31, 2002, SunAmerica GNMA Class B returned -0.11%, compared to 6.57% for the Salomon Brothers GNMA Index. (*Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

Strategic Bond Fund

In the fourth quarter of 2001, the SunAmerica Diversified Income Fund merged with the North American Strategic Income Fund and was re-named the SunAmerica Strategic Bond Fund. This Fund participates in fixed income opportunities in the United States and throughout the world. Its goal is to provide investors with higher returns than those of a standard Lehman Aggregate U.S. investment grade bond portfolio while managing the risks associated with this effort. The Fund invests in four separate fixed income sectors which have low correlation to each other: U.S. investment grade bonds (consisting of Treasury and agency issues, mortgage-backed securities and high quality corporate bonds), high yield bonds, emerging market bonds and non-U.S. dollar bonds issued by large, developed countries. In terms of portfolio strategy over the last year, we have allocated about 35% to 45% of the portfolio to high yield bonds, with strong emphasis on individual issue selection and diversification. Our goal in this market has been to focus our investments in B and double B rated bonds. Our second largest position consists of investment grade securities, which comprise about one-third of the portfolio. The remainder of the portfolio is invested in international bonds.

For the 12 month period ended March 31, 2002, all share classes of the Strategic Bond Fund outperformed the Fund's peer class, the Lipper Multi-Sector Income Fund category. The Fund also has outperformed its peer category in the most recent three and five years. For the past year, the Fund slightly underperformed its benchmark, the Lehman Aggregate Returns Index. However, over the most recent three- and five-year annual periods, it substantially outperformed this index.

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------


                                    [CHART]

          Strategic Bond     Lehman Brothers
           Fund Class A#   Aggregate Bond Index
          --------------   --------------------
11/1993      $9,524             $10,000
 3/1994       9,085               9,682
 3/1995       9,135              10,166
 3/1996      10,955              11,261
 3/1997      12,311              11,814
 3/1998      13,873              13,232
 3/1999      13,718              14,089
 3/2000      14,015              14,353
 3/2001      14,739              16,151
 3/2002      15,393              17,014













                      Class A            Class B            Class II           Class I
                 ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC
                 Average            Average            Average            Average
   Strategic     Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
   Bond Fund     Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -0.52%     4.43%   -0.31%     3.49%    1.73%     3.70%    4.66%    4.66%
--------------------------------------------------------------------------------------------
5 Year Return     3.56%    25.04%    3.57%    20.78%    3.67%    21.00%     N/A      N/A
--------------------------------------------------------------------------------------------
10 Year Return    N/A       N/A      N/A       N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------------------------
Since Inception*  5.26%    61.62%    6.09%    60.49%    5.99%    60.76%    5.29%    9.29%
--------------------------------------------------------------------------------------------

         + Cumulative returns do not include sales load.
         * Inception Date (see note 2) - Class A: 11/1/93; Class B: 4/1/94; Class II: 4/1/94; Class I: 7/10/01
         # For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offer price, was deducted from the initial $10,000 investment in the Fund.

         For the 12 month period ending March 31, 2002, SunAmerica Strategic Bond Class A returned -0.52%, compared to 5.34% for the Lehman Brothers Aggregate Bond Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

High Yield Bond Fund

The High Yield Bond Fund has recently benefited from a substantial increase in resources dedicated to its management. In November 2001, the SunAmerica High Income Fund merged with the North American High Yield Bond Fund to create the SunAmerica High Yield Bond Fund. As a result of the merger, AIGGIC is now the subadvisor of the Fund and the number of high yield analysts dedicated to this Fund grew to over 20. This increased breadth and depth of team has enabled us to capture investment opportunities more quickly as well as to cover more industries and companies. An example of this increased diversification, our top 25 positions, as a percentage of the portfolio, have dropped by more than 25% and are currently spread across a wider variety of sectors. In addition, since November we have restructured the Fund, significantly reducing the risk of the overall portfolio by investing in bonds with higher credit quality ratings. While this has resulted in a lower dividend yield, we believe it better positions the portfolio for a more optimal mix of return and risk. The High Yield Bond Fund underperformed the Salomon Brothers High Yield Market Index for the 12 months ended March 31, 2002.

                                    [CHART]


          High Yield Bond      Salomon Smith Barney
           Fund Class A#     High Yield Market Index
          ---------------   -----------------------
11/1998       $9,524               $10,000
 3/1999        9,999                10,651
 3/2000        9,710                10,397
 3/2001        9,877                10,679
 3/2002        9,692                10,828

                      Class A            Class B            Class II           Class I            Class Z
                 ------------------ ------------------ ------------------ ------------------ ------------------
                   SEC                SEC                SEC                SEC                SEC
                 Average            Average            Average            Average            Average
   High Yield    Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative Annual  Cumulative
   Bond Fund     Return   Return+   Return   Return+   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -6.49%    -1.87%   -6.20%    -2.67%   -4.29%    -2.48%   -2.03%    -2.03%   -1.39%    -1.39%
---------------------------------------------------------------------------------------------------------------
5 Year Return     N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
10 Year Return    N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------
Since Inception* -0.91%     1.76%   -0.94%    -0.96%   -3.54%    -4.69%    0.53%     1.81%    0.84%     2.91%
---------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load.
* Inception Date (see note 2) - Class A: 11/1/98; Class B: 11/1/98; Class II:
  8/21/00; Class I: 11/1/98; Class Z: 11/1/98
# For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge, of 4.75% of offer price, was deducted from the initial $10,000 investment in the Fund.

For the 12 month period ending March 31, 2002, SunAmerica High Yield Bond Class A returned -6.49%, compared to 1.40% for the Salomon Smith Barney High Yield Market Index. (Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

      SunAmerica Income Funds
      COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)
--------------------------------------------------------------------------------

Tax Exempt Insured Fund

In November, 2001 the North American Municipal Bond Fund was merged with the SunAmerica Tax Exempt Insured Fund, resulting in a larger portfolio with more holdings. Over the past year, compared to historical averages, the municipal yield curve has been very steep. In light of this, we have been working to extend the duration of the bonds in the fund, purchasing municipals in the steeper part of the curve, specifically those in the 15 to 20 year maturity range. We also have been selling smaller blocks of municipal bonds, particularly those maturing in less than 10 years, and moving into three to five million dollar blocks. A third strategy we have undertaken has been to improve the call structure of the portfolio.

               [CHART]


              Tax Exempt               Lehman Brothers
           Insured Fund Class A#     Municipal Bond Index
           --------------------      --------------------
3/1992          $9,529                    $10,000
3/1993          10,243                     11,252
3/1994          10,372                     11,513
3/1995          11,095                     12,369
3/1996          11,913                     13,405
3/1997          12,418                     14,136
3/1998          13,695                     15,650
3/1999          14,317                     16,621
3/2000          14,145                     16,608
3/2001          15,572                     18,421
3/2002          15,864                     19,124


















                      Class A            Class B            Class II
                 ------------------ ------------------ ------------------
                   SEC                SEC                SEC
                 Average            Average            Average
   Tax Exempt    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Insured Fund   Return   Return+   Return   Return+   Return   Return+
---------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return    -3.14%     1.70%   -2.96%     0.95%   -0.98%    0.99%
-------------------------------------------------------------------------
5 Year Return     3.96%    27.53%    3.93%    23.28%    N/A       N/A
-------------------------------------------------------------------------
10 Year Return    4.70%    66.21%    N/A       N/A      N/A       N/A
-------------------------------------------------------------------------
Since Inception*  5.79%   163.41%    3.85%    37.82%    2.90%    9.54%
-------------------------------------------------------------------------

        + Cumulative returns do not include sales load.
        * Inception Date - Class A: 11/22/85; Class B: 10/4/93; Class II: 6/1/99 # For the purposes of the graph and the accompanying table, it has been assumed that the maximum sales charge of 4.75% of offer price, was deducted from the initial $10,000 investment in the Fund.
         For the 12 month period ending March 31, 2002, SunAmerica Tax Exempt Insured Class A returned -3.14%, compared to 3.82% for the Lehman Brothers Municipal Bond Index. (*Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

[LOGO] AIG Sun America
Mutual Funds

            The SunAmerica Center
            733 Third Avenue
            New York, NY 10017-3204

Directors/Trustees         Investment Adviser         This report is submitted
 S. James Coppersmith       SunAmerica Asset          solely for the general
 Dr. Judith L. Craven         Management Corp.        information of
 William F. Devin           The SunAmerica Center     shareholders of the Fund.
 Samuel M. Eisenstat, Esq.  733 Third Avenue          Distribution of this
 Stephen J. Gutman          New York, NY 10017-3204   report to persons other
 Peter A. Harbeck                                     than shareholders of the
 Sebastiano Sterpa         Distributor                Fund is authorized only
                            SunAmerica Capital        in connection with a
Officers                      Services, Inc.          currently effective
 Peter A. Harbeck,          The SunAmerica Center     prospectus, setting forth
   President                733 Third Avenue          details of the Fund,
 Peter C. Sutton, Vice      New York, NY 10017-3204   which must precede or
   President                                          accompany this report.
 Robert M. Zakem,          Shareholder Servicing
   Secretary               Agent
 Donna M. Handel,           SunAmerica Fund
   Treasurer                  Services, Inc.
 J. Steven Neamtz, Vice     The SunAmerica Center
   President                733 Third Avenue
 Michael Cheah, Vice        New York, NY 10017-3204
   President
 Peter E. Pisapia, Vice    Custodian and Transfer
   President and           Agent
   Assistant Secretary      State Street Bank and
 Abbe P. Stein, Vice          Trust Company
   President and            P.O. Box 419572
   Assistant Secretary      Kansas City, MO
 Julie A. Stamm,              64141-6572
   Assistant Secretary
 Laura E. Filippone,
   Assistant Treasurer
 Gregory R. Kingston,
   Vice President and
   Assistant Treasurer
 Donald H. Guire,
   Assistant Treasurer

Distributed by:
AIG SunAmerica Capital Services, Inc.
INANN-3/02